UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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Deluxe Corporation
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Deluxe Corporation 3680 Victoria Street N. Shoreview, MN 55126-2966 P.O. Box 64235 St. Paul, MN 55164-0235 www.deluxe.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 2, 2012

To the Shareholders of Deluxe Corporation:

It is our pleasure to invite you to the Deluxe Corporation 2012 annual meeting of shareholders.  The annual meeting will be held at Deluxe’s headquarters located at 3680 Victoria Street North, Shoreview, Minnesota on Wednesday, May 2, 2012, at 2:00 p.m. Central Time for the following purposes:

1.	To elect nine directors to hold office until the 2013 annual meeting of shareholders.

2.	To cast an advisory (non-binding) vote on the compensation of our Named Executive Officers (a “Say-on-Pay” vote).

3.
To consider and act upon a proposal to approve the Deluxe Corporation 2012 Annual Incentive Plan so that Deluxe can treat payments under this plan as tax-deductible performance-based compensation for U.S. federal income tax purposes.

4.	To consider and act upon a proposal to approve the Deluxe Corporation 2012 Long-Term Incentive Plan.

5.	To consider and act upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2012.

6.	To take action on any other business that may properly come before the meeting and any adjournment thereof.

Shareholders of record at the close of business on March 5, 2012, are entitled to vote at the meeting and at any adjournment thereof.  In this proxy statement, we may also refer to Deluxe Corporation as “Deluxe,” the “Company,” “we”, “our” or “us.”

Once again, we are furnishing proxy materials to our shareholders over the Internet.  This process expedites the delivery of proxy materials, reduces paper waste and saves the Company expense.  In addition, these materials remain easily accessible, and shareholders receive clear instructions for voting and requesting paper copies of the materials if they so desire.

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We are mailing the Notice of Internet Availability of Proxy Materials (“Internet Notice”) to shareholders of record on or about March 15, 2012.  The Internet Notice contains instructions on how to access our Proxy Statement and Annual Report, and how to vote online.  In addition, the Internet Notice contains instructions on how to (i) request a paper copy of the Proxy Statement and Annual Report, if you received only an Internet Notice this year, or (ii) elect to receive your Proxy Statement and Annual Report only over the Internet, if you received them by mail this year.

It is important that your shares be represented at the annual meeting.  Whether or not you plan to attend the annual meeting in person, please vote as soon as possible to ensure the presence of a quorum and save Deluxe further expense.  You may vote your shares by telephone or Internet, or you may sign, date and mail the enclosed proxy card in the envelope provided.  Instructions regarding the methods of voting are contained in the Internet Notice and in the Proxy Statement.  Voting by telephone, Internet or mail will not limit your right to vote in person or to attend the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Anthony C. Scarfone Corporate Secretary

March 12, 2012

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DELUXE CORPORATION

3680 Victoria Street N., Shoreview, Minnesota 55126-2966

Proxy Statement
2012 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 2, 2012

INFORMATION CONCERNING SOLICITATION AND VOTING

What is the purpose of the annual meeting?

At our annual meeting, the Board of Directors is asking shareholders to vote on the matters disclosed in the Notice of Annual Meeting of Shareholders that preceded this proxy statement.  The five proposals scheduled to be voted on at the meeting are to:

•	Elect as directors the nine (9) nominees named in this proxy statement;

•	Cast an advisory (non-binding) vote on the compensation of our Named Executive Officers (“Say-on-Pay”);

•	Approve the 2012 Annual Incentive Plan;

•	Approve the 2012 Long-Term Incentive Plan; and

•	Ratify the appointment of PricewaterhouseCoopers LLP as Deluxe’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

We will also consider any other business that may be properly presented at the meeting (although we are not expecting any other matters to be presented), and management will report on Deluxe’s performance during the last fiscal year and respond to questions from shareholders.

How does the Board recommend that I vote?

The Board of Directors recommends a vote:

•	FOR the election of all of the nominees for director;

•	FOR the compensation of the Company’s Named Executive Officers as disclosed in this proxy statement;

•	FOR approval of the 2012 Annual Incentive Plan;

•	FOR approval of the 2012 Long-Term Incentive Plan; and

•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as Deluxe’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

Who is entitled to vote at the meeting?

The Board has set March 5, 2012, as the record date for the meeting.  If you were a shareholder of record at the close of business on March 5, 2012, you are entitled to vote at the meeting.  You have one vote for each share of common stock you held on the record date.

As of the record date, 50,981,545 shares of Deluxe common stock were outstanding.  Deluxe does not have any other class of capital stock outstanding.

How many shares must be present to hold the meeting?

A quorum is necessary to hold the meeting and conduct business.  The presence of shareholders who can direct the vote of at least a majority of the outstanding shares of common stock as of the record date is considered a quorum.  A shareholder is counted present at the meeting if the shareholder (1) is present and votes in person at the meeting, or (2) has properly submitted a proxy or voted by telephone or the Internet.

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are still considered the beneficial owner of the shares, but your shares are held in “street name”.

How do I vote my shares?

We are mailing the Notice of Internet Availability of Proxy Materials (the “Internet Notice”) to shareholders of record on or about March 15, 2012.  If your shares are held in street name, your broker or other agent is responsible for sending you an Internet Notice.  You will not receive a printed copy of these proxy materials unless you request to receive these materials in hard copy by following the instructions provided in the Internet Notice.  Instead, the Internet Notice will instruct you how you may access and review all of the important information contained in these proxy materials.  The Internet Notice also instructs you how you may vote by the Internet.  If you received an Internet Notice by mail and would like to receive a printed copy of these proxy materials, you should follow the instructions for requesting such materials included in the Internet Notice.

Voting by Internet – You can simplify your voting by voting your shares using the Internet as instructed in the Internet Notice.  The Internet procedures are designed to authenticate your identity, to allow you to vote your shares and confirm that your instructions have been properly recorded.  Internet voting facilities for shareholders of record are available 24 hours a day and will close at 11:59 p.m. (CT) on May 1, 2012.  You may access this proxy statement and related materials by going to http://www.investoreconnect.com and entering the control number as shown on your Internet Notice.  You will then be directed to select a link to www.proxyvote.com where you will be able to vote on the proposals presented here.

Voting by Mail – Shareholders who receive a paper proxy card may elect to vote by mail (instead of by Internet or telephone) and should complete, sign and date their proxy card and mail it in the pre-addressed envelope that accompanies the paper proxy card.  Proxy cards submitted by mail must be received by the time of the annual meeting in order for your shares to be voted.  Shareholders who hold shares beneficially in street name may vote by mail by requesting a paper proxy card according to the instructions contained in the Internet Notice received from your broker or other agent, and then completing, signing and dating the voting instructions card provided by the broker or other agent and mailing it in the pre-addressed envelope provided.

Voting by Telephone – Shareholders also may elect to vote over the telephone by calling 800-690-6903 (toll-free).  The telephone voting procedures have been set up for your convenience.  The procedures have been designed to verify your identity, to allow you to give voting instructions and to confirm that those instructions have been recorded properly.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials?

It means you hold shares registered in more than one account.  To ensure that all of your shares are voted, if you vote by telephone or the Internet, vote once for each Internet Notice you receive.  If you wish to consolidate your accounts, please contact our stock transfer agent, Wells Fargo Bank, N.A., at P.O. Box 64854, St. Paul, Minnesota 55164 or by telephone at 800-468-9716 (toll-free).

You may also receive a “voting instructions” card which looks very similar to a proxy card.  Voting instructions are prepared by brokers, banks or other nominees for shareholders who hold shares in street name.

Can I vote my shares in person at the meeting?

Yes.  If you are a shareholder of record, you may vote your shares at the meeting by completing a ballot at the meeting.  However, even if you currently plan to attend the meeting, we recommend that you submit your proxy ahead of time so that your vote will be counted if, for whatever reason, you later decide not to attend the meeting, or are otherwise unable to attend.

If you hold your shares in street name, you may vote your shares in person at the meeting only if you obtain a signed proxy from your broker, bank or other nominee giving you the right to vote such shares at the meeting.

What vote is required to elect directors?

In accordance with Minnesota law, directors are elected by a plurality of votes cast.  This means that the nine nominees receiving the highest number of votes will be elected, provided that a quorum is present at the meeting.

What vote is required on proposals other than the election of directors?

With respect to Items 2 (Say-on-Pay), 3 (AIP approval), 4 (LTIP approval) and 5 (ratification of independent accounting firm) the affirmative vote of a majority of the shares present and entitled to vote with respect to that item is required for the approval of the item (provided that the total number of shares voted in favor of the proposal constitutes more than 25 percent of the outstanding shares).  Item 2 (Say-on-Pay) is a nonbinding advisory vote intended to solicit the input of our shareholders on this matter.

How are votes counted?

For Item 1, shareholders may either vote “FOR” or “WITHHOLD” authority to vote for the nominees for the Board of Directors.  For Items 2, 3, 4 and 5, shareholders may vote “FOR,” “AGAINST” or “ABSTAIN.”

If you vote WITHHOLD or ABSTAIN, your shares will be counted as present at the meeting for the purposes of determining a quorum.

If you WITHHOLD authority to vote for one or more of the directors, this has the same effect as a vote against the director or directors.  If you ABSTAIN from voting on a proposal, your abstention has the same effect as a vote against the proposal.

What if I do not specify how I want my shares voted?

If your shares are held in street name and you do not provide voting instructions to your broker, bank or nominee, your shares will be counted as present at the meeting for purposes of determining a quorum but, in accordance with applicable law and the rules of the New York Stock Exchange, may not be voted on Item 1: Election of Directors, Item 2:  Advisory Vote on Compensation of Named Executive Officers, Item 3: Approval of the 2012 Annual Incentive Plan, or Item 4: Approval of the 2012 Long-Term Incentive Plan.  Shares for which you do not provide voting instructions may, however, be voted on Item 5: Ratification of Appointment of Independent Registered Public Accounting Firm, at the discretion of your broker, bank or nominee.

If you vote your shares directly (as opposed to voting through a broker or other intermediary) and do not specify on your proxy card (or when giving your proxy by telephone or the Internet) how you want to vote your shares, we will vote them:

•	FOR the election of all of the nominees for director;

•	FOR the compensation of the Company’s Named Executive Officers;

•	FOR approval of the 2012 Annual Incentive Plan;

•	FOR approval of the 2012 Long-Term Incentive Plan; and

•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as Deluxe’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

What is the effect of not casting my vote?

If your shares are held in street name, it is critical that you cast your vote if you want it to count in the election of directors (Item 1 of this proxy statement), the advisory vote related to executive compensation (Item 2 of this proxy statement), the approval of the 2012 Annual Incentive Plan (Item 3 of this proxy statement) and the approval of the 2012 Long-Term Incentive Plan (Item 4 of this proxy statement).   If you hold your shares in street name and you do not instruct your broker, bank or other nominee how to vote on these matters, no votes will be cast on your behalf. Your broker, bank or other nominee will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company's independent registered public accounting firm (Item 5 of this proxy statement).

Can I change my vote?

Yes.  If you are a shareholder of record, you can change your vote and revoke your proxy at any time before it is voted at the meeting in any of the following ways:

•	by sending a written notice of revocation to Deluxe’s Corporate Secretary;

•	by submitting another properly signed proxy card at a later date to the Corporate Secretary;

•	by submitting another proxy by telephone or the Internet at a later date; or

•	by voting in person at the meeting.

If you hold your shares in street name, you should follow the voting instructions provided to you by your broker, bank or other nominee.

Who pays the cost of proxy preparation and solicitation?

Deluxe pays for the cost of proxy preparation and solicitation, including the charges and expenses of brokerage firms or other nominees for forwarding proxy materials to beneficial owners.  We have retained Georgeson Inc., a proxy solicitation firm, to assist in the solicitation of proxies for a fee of approximately $8,000, plus associated costs and expenses.

We are soliciting proxies primarily by use of the Internet.  In addition, proxies may be solicited by mail, telephone or facsimile, or personally by directors, officers and regular employees of Deluxe.  These individuals receive no additional compensation for these services.

STOCK OWNERSHIP AND REPORTING

Director and Executive Officer Stock Ownership and Sale Guidelines

The Board has established stock ownership guidelines for directors and executive officers.  These guidelines set ownership targets for each director and executive officer, with the expectation that the target be achieved within five years of the later of the date the ownership guidelines were implemented or the individual first became a director or executive officer, whichever is applicable.  The Board also maintains guidelines restricting a director’s or executive officer’s ability to sell shares received upon the exercise of options or vesting of other stock-based awards until they have achieved their ownership targets.  The ownership target for non-employee directors is shares having a value of at least five times the current Board retainer.  Executive officers have targets based on a multiple of their annual base salary.  The ownership target for the Chief Executive Officer (“CEO”) is five times his annual base salary, the target for the Company’s Senior Vice Presidents is two times their annual base salary, and the target for the Company’s Vice Presidents who are members of the Company’s executive leadership team (“Executive Leadership Team”) is one-and-one-half times their annual base salary.

Security Ownership of Certain Beneficial Owners and Management

The following table shows, as of March 5, 2012 (unless otherwise noted), the number of shares of common stock beneficially owned by (1) each person who is known by Deluxe to beneficially own more than five percent of Deluxe’s outstanding common stock, (2) each executive officer named in the Summary Compensation Table that appears in the “EXECUTIVE COMPENSATION” section of this proxy statement (each, a “Named Executive Officer”), (3) each director and nominee for director, and (4) all of the current directors, nominees and executive officers of Deluxe as a group.  Except as otherwise indicated in the footnotes below, the shareholders listed in the table have sole voting and investment powers with respect to the common stock owned by them.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc.1 40 East 52nd Street New York, NY 10022	6,535,341	12.86
FMR LLC (Fidelity) 2 82 Devonshire Street Boston, MA 02109	3,301,149	6.50
The Vanguard Group, Inc. 3 100 Vanguard Blvd. Malvern, PA 19355	2,762,682	5.43
First Trust Portfolios LP 4 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	2,548,275	5.00
Lee J. Schram5	906,315	1.75
Terry D. Peterson6	101,490	*
Anthony C. Scarfone7	224,446	*
Malcolm J. McRoberts8	54,487	*
Peter J. Godich9	55,266	*
Ronald C. Baldwin10	24,997	*
Charles A. Haggerty11	62,207	*
Don J. McGrath12	36,631	*
Cheryl E. Mayberry McKissack13	27,087	*
Neil J. Metviner14	17,997	*
Stephen P. Nachtsheim15	56,727	*
Mary Ann O’Dwyer16	48,244	*
Martyn R. Redgrave17	44,482	*
All directors, nominees and executive officers as a group (18 persons)18	1,826,459	3.50

* Less than 1 percent.

1.	Based on a Schedule 13G/A filed by BlackRock, Inc. with the Securities and Exchange Commission on January 10, 2012, reporting beneficial ownership as of December 30, 2011.

2.
Based on a Schedule 13G/A jointly filed by FMR LLC and Edward C. Johnson III, Chairman of FMR, with the Securities and Exchange Commission on February 14, 2012, reporting beneficial ownership as of December 31, 2011.

3.	Based on a Schedule 13G filed by The Vanguard Group, Inc. with the Securities and Exchange Commission on February 8, 2012, reporting beneficial ownership as of December 31, 2011.

4.
Based on a Schedule 13G jointly filed by The Charger Corporation, First Trust Portfolios L.P. and First Trust Advisors L.P. with the Securities and Exchange Commission on January 12, 2012, reporting beneficial ownership as of December 31, 2011.

5.	Includes 727,999 shares receivable upon the exercise of options that are currently exercisable or will become exercisable within 60 days.

6.	Includes 81,341 shares receivable upon the exercise of options that are currently exercisable or will become exercisable within 60 days.

7.	Includes 171,600 shares receivable upon the exercise of options that are currently exercisable or will become exercisable within 60 days.

8.	Includes 33,581 shares receivable upon the exercise of options that are currently exercisable or will become exercisable within 60 days.

9.	Includes 44,328 shares receivable upon the exercise of options that are currently exercisable or will become exercisable within 60 days.

10.	Includes 2,958 shares of restricted stock.

11.
Includes 1,000 shares receivable upon the exercise of options that are currently exercisable or will become exercisable within 60 days, 2,958 restricted stock units received in lieu of an annual restricted stock grant, 32,727 shares held by the Haggerty Family Trust, and 13,915 restricted stock units received in lieu of director’s fees pursuant to the deferral option under the Deluxe Corporation Non-Employee Director Stock and Deferral Plan (the “Director Plan”).

12.	Includes 2,958 shares of restricted stock, 2,000 shares held in trust and 16,634 restricted stock units received in lieu of director’s fees pursuant to the deferral option under the Director Plan.

13.	Includes 1,000 shares receivable upon the exercise of options that are currently exercisable or will become exercisable within 60 days, and 2,958 shares of restricted stock.

14.	Includes 2,958 shares of restricted stock.

15.
Includes 1,000 shares receivable upon the exercise of options that are currently exercisable or will become exercisable within 60 days, 2,958 restricted stock units received in lieu of an annual restricted stock grant, 3,582 shares held by the Nachtsheim Family Trust, 11,000 shares held in a Grantor Retained Annuity Trust and 13,697 restricted stock units received in lieu of director’s fees pursuant to the deferral option under the Director Plan.

16.
Includes 1,000 shares receivable upon the exercise of options that are currently exercisable or will become exercisable within 60 days, 2,958 restricted stock units received in lieu of an annual restricted stock grant, and 18,689 restricted stock units received in lieu of director’s fees pursuant to the deferral option under the Director Plan.

17.
Includes 1,000 shares receivable upon the exercise of options that are currently exercisable or will become exercisable within 60 days, 2,958 shares of restricted stock, and 9,360 restricted stock units received in lieu of director’s fees pursuant to the deferral option under the Director Plan.

18.
Includes 1,206,903 shares receivable upon the exercise of options that are currently exercisable or will become exercisable within 60 days, 17,748 shares of restricted stock, and 78,211 restricted stock units received in lieu of annual restricted stock grants and directors’ fees pursuant to the deferral option under the Director Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and related regulations, require Deluxe’s directors and executive officers, and any persons holding more than ten percent of Deluxe’s common stock (collectively, “Reporting Persons”), to report their initial ownership of Deluxe securities and any subsequent changes in that ownership to the Securities and Exchange Commission (“SEC”).  Based on our review of the reports filed and written representations submitted by the Reporting Persons, we believe that all Reporting Persons timely filed all required Section 16(a) reports for the most recent fiscal year.

ITEM 1: ELECTION OF DIRECTORS

Nominees for Election

There are currently nine individuals serving on the Board of Directors.  All have been nominated by the Governance Committee to stand for re-election.

The Board has determined that the size of the Board will be nine directors as of the date of the annual meeting and recommends that the nine individuals presented on the following pages be elected to serve on the Board until the 2013 annual meeting of shareholders.  All of the nominees are current directors.  In addition, with the exception of Mr. Schram, who serves as Deluxe’s CEO and therefore by definition cannot be deemed independent, all nominees have been determined by the Board to meet the independence standards of the New York Stock Exchange (see the discussion of Director Independence in the “BOARD STRUCTURE AND GOVERNANCE” section of this proxy statement).

Each of the nine individuals listed below has consented to being named as a nominee in this proxy statement and has indicated a willingness to serve if elected.  However, if any nominee becomes unable to serve before the election, the shares represented by proxies may be voted for a substitute designated by the Board, unless a contrary instruction is indicated on the proxy.

RONALD C. BALDWIN	Age 65
Director since June 2007

Vice Chairman (Retired), Huntington Bancshares Inc.

Mr. Baldwin served as Vice Chairman of Huntington Bancshares Inc., a regional bank holding company, from April 2001 until his retirement in December 2006.  Mr. Baldwin was responsible for overseeing Huntington’s regional banking line of business, which provided both commercial and retail financial products and services through nearly 400 regional banking offices. Mr. Baldwin is a 35-year veteran of the banking and financial services industry.  As such, he is able to provide Deluxe with unique insight into the challenges faced by financial institutions, particularly within the community bank sector, where the Company believes it has the opportunity to expand the business services and solutions offered to these financial institutions.  The experience acquired by Mr. Baldwin throughout his career also makes him adept in offering counsel on matters related to financial and capital structure, all of which serve the needs of Deluxe and its shareholders as the Company seeks to maintain financial discipline while pursuing growth opportunities.

CHARLES A. HAGGERTY	Age 70
Director since December 2000

Chairman (Retired), Western Digital Corporation

Mr. Haggerty was Chairman of the Board of Western Digital Corporation, a manufacturer of hard disk drives, from July 1993 until his retirement in June 2000.  Mr. Haggerty was also Chief Executive Officer of Western Digital from July 1993 to January 2000, and was President from June 1992 to July 1993.  Prior to joining Western Digital, Mr. Haggerty spent more than 28 years with IBM.  Mr. Haggerty also serves as a director of Pentair, Inc., Imation Corp and LSI Corporation.  Aside from Mr. Haggerty’s strong background in business operations and management, he is a seasoned public company director, having served for more than a decade on public company boards.  During his tenure as a public company director, he has served on a range of board committees, including the audit committees of the boards of Imation Corp. and Pentair, Inc. and has served as a lead independent director, all of which allows him to bring a broad-based set of corporate governance perspectives and experience to the Deluxe Board.

DON J. McGRATH	Age 63
Director since June 2007

Managing Partner, Diamond Bear Partners, LLC

Diamond Bear Partners, LLC is an investment company co-founded by Mr. McGrath in December 2009.  At the end of 2009, Mr. McGrath retired as Chairman of BancWest Corporation, a $70 billion bank holding company serving nearly four million households and businesses.  Mr. McGrath served as BancWest’s Chairman and CEO from January 2005 through December 2009, and as a director from 1998.  Prior to becoming CEO, he served as BancWest’s President and Chief Operating Officer from November 1998 to December 2004.  From May 2005 through December 2009, Mr. McGrath also served as Chairman of the Board of Bank of the West (a subsidiary of BancWest) and as CEO from 1996 to 2007.  In 2008, he received a Presidential appointment to the President’s Council on Financial Literacy.  He has nearly 40 years of experience in the banking and financial services industry, particularly within the large bank sector, enabling him to provide the Company with valuable insight into this important portion of Deluxe’s customer base.  He also led BancWest through an era of significant growth and therefore is well-suited for the Deluxe Board as the Company continues to execute its transformational growth strategies.

CHERYL E. MAYBERRY McKISSACK	Age 56
Director since December 2000

President and Chief Executive Officer, Nia Enterprises, LLC

Nia Enterprises, LLC is an on-line research and marketing consultancy specializing in digital initiatives, women and ethnic markets, which Ms. Mayberry McKissack founded in 2000.  From November 1997 to November 2000, Ms. Mayberry McKissack served as Senior Vice President and General Manager of worldwide sales and marketing for Open Port Technology, Inc., a provider of Internet infrastructure messaging solutions.  In 2005, she was named an Associate Adjunct Professor of Entrepreneurship at the Kellogg School of Business, Northwestern University.  Ms. Mayberry McKissack also serves as a director of Private Bancorp, Inc.  As a successful entrepreneur, Ms. Mayberry McKissack brings a unique perspective to the Board as the Company pursues its growth strategies within the Small Business Services segment.  In addition, given that a key component of Deluxe’s strategy for growing this segment involves Internet-based marketing and e-commerce solutions, Ms. Mayberry McKissack’s experience in these areas is a valuable complement to the skills and experience she brings to the Board as a small business owner and operator.

NEIL J. METVINER	Age 53
Director since June 2007

Chief Marketing Officer, Output Services Group, Inc.

Mr. Metviner joined Output Services Group, Inc. (“OSG”) in January of 2011.  OSG provides invoice and statement printing and presentment services, emphasizing their use as marketing tools.  Mr. Metviner is responsible for all marketing activities, organic growth initiatives and major account management.  Prior to joining OSG, Mr. Metviner served in various executive capacities with Pitney Bowes, Inc., a global mailstream technology company serving one million businesses in North America and over two million customers worldwide.  Mr. Metviner joined Pitney Bowes in 2000 as President of Pitney Bowes Direct, having management responsibility for serving the company’s U.S. small business customer base, together with various international markets.  From September 2007 until leaving the company at the end of December 2009, Mr. Metviner assumed full oversight responsibility for the company’s European mailstream operations.   As President of Pitney Bowes Direct, Mr. Metviner acquired extensive knowledge in marketing to, and otherwise serving, small business customers.  This knowledge is particularly relevant to Deluxe’s strategic growth initiatives within the Small Business Services segment, from where it is expected that a significant portion of the Company’s growth will be derived.  In addition, Mr. Metviner has spent more than 20 years in senior leadership positions responsible for new product development, management and marketing, all of which areas also are key components of Deluxe’s enterprise-wide growth strategies.

STEPHEN P. NACHTSHEIM	Age 67
Director since November 1995

Non-Executive Chairman of Deluxe and Vice President (Retired), Intel Corporation

In November 2005, Mr. Nachtsheim was appointed Non-Executive Chairman of the Board of Deluxe.  Prior to that, he served as the Board’s Lead Independent Director, a role he had assumed in December 2003.  Mr. Nachtsheim was a Corporate Vice President of Intel Corporation, a designer and manufacturer of integrated circuits, microprocessors and other electronic components, and the co-director of Intel Capital from 1998 until his retirement in August 2001.  He also serves as a director of the Menlo Park Fire Protection District in California, a public service position to which he was elected in 2009.  Mr. Nachtsheim’s experience in the information technology area and in overseeing investments in product development initiatives is well-suited to Deluxe’s own transformational initiatives, many of which rely on the support of information technology.  As the longest tenured member of the Deluxe Board, Mr. Nachtsheim also brings an historical perspective to the Board’s role in guiding strategic discussions.  In addition, the Board believes Mr. Nachtsheim has been particularly effective in the role of Non-Executive Chairman, acting as a liaison between the Board and management, and mentor to the CEO.

MARY ANN O’DWYER	Age 56
Director since October 2003

Senior Vice President Finance and Operations and Chief Financial Officer, Wheels, Inc.

Wheels, Inc. is a leading provider of fleet management services to Fortune 1000 companies, with more than 300,000 vehicles under management.  Ms. O’Dwyer joined Wheels in 1991 and has served as Chief Financial Officer since 1994.  As Senior Vice President Finance and Operations since 1999, she is also responsible for all Vehicle Operations and Customer Service functions.  Ms. O’Dwyer also serves as a director of Wheels, Inc. and its parent company, Frank Consolidated Enterprises.  In addition to the strong financial acumen and operational background she brings to the Board, Ms. O’Dwyer’s experience at Wheels has included analyzing the strength of a company’s financial condition, assessing credit risks, accessing capital markets, and implementing internal control systems and risk mitigation strategies.  These qualifications serve Deluxe and its shareholders not only by helping to oversee the integrity of Deluxe’s financial statements, but also in supporting the Company’s strategies to ensure access to capital and in evaluating potential acquisition candidates as part of the Company’s growth strategies.

MARTYN R. REDGRAVE	Age 59
Director since August 2001

Executive Vice President and Chief Administrative Officer, Limited Brands, Inc.

Mr. Redgrave has served as Executive Vice President and Chief Administrative Officer of Limited Brands, Inc., since March 2005, and also served as Chief Financial Officer from January 2006 to May 2007.  Limited Brands is one of the world’s leading personal care, beauty, intimate apparel and apparel specialty retailers.  Prior to joining Limited Brands, Mr. Redgrave served for eleven years as the Executive Vice President-Finance and Chief Financial Officer of Carlson Companies, Inc., a worldwide provider of hospitality, travel and marketing services.  Also bringing extensive financial and accounting acumen to the Board, Mr. Redgrave’s background in overseeing the financial systems, operations and controls of complex business operations is particularly relevant to the work of the Deluxe Board.  At Limited Brands, Mr. Redgrave has day-to-day involvement with matters similar to those encountered by Deluxe, such as financial reporting and controls, enterprise risk management, information technology systems, data management and protection, and access to capital markets.  His background also includes M&A financial analysis, a continuing area of importance for Deluxe.

LEE J. SCHRAM	Age 50
Director since May 2006

Chief Executive Officer of Deluxe

Mr. Schram became CEO of Deluxe Corporation on May 1, 2006.  Prior to joining Deluxe, Mr. Schram served as Senior Vice President of NCR Corporation’s Retail Solutions Division, with responsibilities for NCR’s global retail store automation and point-of-sale solutions business, including development, engineering, marketing, sales, and support functions.  Mr. Schram began his professional career with NCR Corporation in 1983, where he held a variety of positions of increasing responsibility that included both domestic and international assignments.  From September 2000 to January 2002, he served as Chief Financial Officer for the Retail and Financial Group.  Thereafter, he became Vice President and General Manager of Payment and Imaging Solutions in NCR’s Financial Services Division, a position he held until March 2003, when he became Senior Vice President of the Retail Solutions Division.  He is the sole member of the Company’s management represented on the Board.

The Board of Directors recommends that you vote FOR the election of each nominee named on the preceding pages.

BOARD STRUCTURE AND GOVERNANCE

Board Oversight and Director Independence

Deluxe’s business, property and affairs are managed under the general direction of our Board of Directors.  In providing this oversight, the Board adheres to a set of Corporate Governance Guidelines designed to ensure that the Board has access to relevant information, and is structured and operates in a manner allowing it to exercise independent business judgment.

A critical component of our corporate governance philosophy is that a majority of our directors, and preferably a substantial majority, be individuals who meet strict standards of independence, meaning that they have no relationship with Deluxe, directly or indirectly, that could impair their ability to make objective and informed judgments regarding all matters of significance to Deluxe and its shareholders.  The listing standards of the New York Stock Exchange (“NYSE”) require that a majority of our directors be independent, and that our Corporate Governance, Audit and Compensation Committees be comprised entirely of independent directors.  In order to be deemed independent, a director must be determined by the Board to have no material relationship with Deluxe other than as a director.  In accordance with the NYSE listing standards, our Board has adopted formal Director Independence Standards setting forth the specific criteria by which the independence of our directors will be determined, including restrictions on the nature and extent of any affiliations directors and their immediate family members may have with Deluxe, its independent registered public accounting firm, or any commercial or not-for-profit entity with which Deluxe has a relationship.  Consistent with regulations of the SEC, our Director Independence Standards also prohibit Audit Committee members from accepting, directly or indirectly, any consulting, advisory or other compensatory fee from Deluxe, other than in their capacity as Board or committee members.  The complete text of our Director Independence Standards is posted on the Corporate Governance page of the News and Investor Relations section of our website at www.deluxe.com under the “Corporate Governance” caption.

The Board has determined that every director and nominee, with the exception of Mr. Schram, satisfies our Director Independence Standards.  The Board also has determined that every member of its Corporate Governance, Audit and Compensation Committees is independent.

Corporate Governance Principles

As indicated above, our Board has adopted a set of Corporate Governance Guidelines to assist it in carrying out its oversight responsibilities.  These Guidelines address a broad range of topics, including director qualifications, director nomination processes, retirement policies, Board and committee structure and processes, Board evaluations, director education, CEO evaluation, management succession planning and conflicts of interest.  The complete text of the Guidelines is posted on the Corporate Governance page of the News and Investor Relations section of our website at www.deluxe.com under the “Corporate Governance” caption.  A copy of the Guidelines is available in print free of charge to any shareholder who submits a request to:  Corporate Secretary, Deluxe Corporation, 3680 Victoria Street North, Shoreview, Minnesota 55126.

Code of Ethics and Business Conduct

All of our directors and employees, including our CEO, Chief Financial Officer and other executives, are required to comply with our Code of Ethics and Business Conduct (“Code of Ethics”) to help ensure that our business is conducted in accordance with legal and ethical standards.  Our Code of Ethics requires strict adherence to the letter and spirit of all laws and regulations applicable to our business, and also addresses professional conduct, including customer relationships, respect for co-workers, conflicts of interest, insider trading, the integrity of our financial recordkeeping and reporting, and the protection of our intellectual property and confidential information.  Employees are required to bring any violations or suspected violations of the Code of Ethics to Deluxe’s attention through management or Deluxe’s law department, or by using our confidential compliance hotline.  The full text of our Code of Ethics is posted on the Corporate Governance page of the News and Investor Relations section of our website at www.deluxe.com under the “Corporate Governance” caption.  The Code of Ethics is available in print free of charge to any shareholder who submits a request to:  Corporate Secretary, Deluxe Corporation, 3680 Victoria Street North, Shoreview, Minnesota 55126.

Related Party Transaction Policy and Procedures

The Board maintains written procedures under which the Corporate Governance Committee is responsible for reviewing potential or actual conflicts of interest, including any proposed related party transactions and interlocking relationships involving executives and Board members.  The Committee determines whether any such potential or actual conflicts would require disclosure under securities laws, cause a director to be disqualified from being deemed independent, or cause a transaction being considered by the Board to be voidable if the conflict were not disclosed.  The Committee also considers whether the proposed transaction would result in a violation of any law or be inappropriate in light of the nature and magnitude of any interest of the director or executive in the entity or transaction giving rise to the potential conflict.

The Committee may take those actions it deems necessary, with the assistance of any advisors it deems appropriate, in considering potential conflicts of interest.  While it is expected that in most instances the Committee can make the necessary determination, where required by state law or due to the significance of the issue, the matter will be referred to the full Board for resolution.

Deluxe maintains a commercial relationship with Wheels, Inc. that was reviewed and approved under these procedures.  Wheels, Inc. is a $1.5 billion company that provides automobile leasing, fleet management and related services.  Deluxe selected Wheels, Inc. to provide these services as the result of a competitive bidding process in which several other service providers also participated.  Ms. O’Dwyer, who is an executive with Wheels, did not participate in the bidding or selection process.  Under the terms of the arms-length contract governing this relationship, Deluxe’s aggregate payment to Wheels, Inc. for 2011 was approximately $1,234,000, which amount is well below the thresholds for independence established by the NYSE and provided for in our Director Independence Standards.  The relationship with Wheels, Inc. was duly considered by the Board in making its determination that Ms. O’Dwyer is independent.

Board Composition and Qualifications

Our Corporate Governance Committee also oversees the process for identifying and evaluating candidates for the Board of Directors.  While not maintaining a specific policy on Board diversity requirements, we do believe that our directors should have diverse backgrounds and possess a variety of qualifications, experience and knowledge that complement the attributes of other Board members and enable them to contribute effectively to the evaluation of our business strategies and to the Board’s oversight role.  Deluxe also believes that a predominance of Board members should have a background in business, including experience in markets served by the Company or in which it is developing product and service offerings, and recognizes the benefit of Board members having an understanding of the methods by which other boards address issues common to publicly traded companies.  We also believe the Board should include both actively employed and retired senior corporate officers, and that directors should range in age so as to maintain a sound balance of board tenure and experience, as well as staggered retirement dates.  The Board believes that the diverse mix of skills, qualifications and experience represented by the current directors and nominees (as addressed more fully in the section of this proxy statement entitled “ITEM 1: ELECTION OF DIRECTORS”) effectively allows the Board to perform its responsibilities with respect to fiduciary oversight and evaluation of strategy.

The Board of Directors has established the following specific guidelines for nominees to the Board:

•	A majority of the Board must be comprised of independent directors, the current standards for which are discussed above under “Board Oversight and Director Independence.”

•
As a general rule, non-employees should not be nominated for re-election to the Board after their 72nd birthday, although the Board retains the ability to grant exemptions to that age limit where it determines that such an exemption will serve the interests of Deluxe and its shareholders.

•
A non-employee director who ceases to hold the employment position held at the time of election to the Board, or who has a significant change in position, should offer to resign.  The Corporate Governance Committee will then consider whether the change of status is likely to impact the director’s qualifications and make a recommendation to the Board as to whether the resignation should be accepted.

•
Management directors who terminate employment with Deluxe should offer to resign.  The Board will then decide whether to accept the director’s resignation, provided that no more than one former CEO should serve on the Board at any one time.

Other selection criteria used to evaluate potential candidates may include successful senior level business management experience or experience that fulfills a specific need, prior experience and proven accomplishment as a director of a public company, commitment to attending Board and committee meetings, a reputation for honesty and integrity, interest in serving the needs of shareholders, employees and communities in which we operate, and compatibility with existing directors.

Director Selection Process

All Board members are elected annually by our shareholders, subject to the Board’s right to fill vacancies in existing or new director positions on an interim basis.  Based on advice from the Corporate Governance Committee, each year the Board recommends a slate of directors to be presented for election at the annual meeting of shareholders.

The Corporate Governance Committee considers candidates recommended by members of the Board or recommended by our shareholders, and the Committee reviews such candidates in accordance with our bylaws and applicable legal and regulatory requirements. Candidates recommended by our shareholders are evaluated in accordance with the same criteria and using the same procedures as candidates recommended by Board members or the CEO. In order for such shareholder recommendations to be considered, shareholders must provide the Corporate Governance Committee with sufficient written documentation to permit a determination by the Board as to whether such a candidate meets the required and desired director selection criteria set forth in our bylaws and our Corporate Governance Guidelines, and as outlined above.  Such documentation and the name of the recommended director candidate must be sent by U.S. mail to our Corporate Secretary at the address indicated on the Notice of Annual Meeting of Shareholders. Our Corporate Secretary will send properly submitted shareholder recommendations to the Chair of the Corporate Governance Committee for consideration at a future Committee meeting.

When a vacancy or a new position on the Board needs to be filled, the CEO, in consultation with the Chair of the Corporate Governance Committee, drafts a profile of the candidate he or she believes would provide the most meaningful contributions to the Board as a whole.  The profile is submitted to the Committee for approval.  In order to properly staff its various committees and support its succession planning initiatives, the Board currently believes that a Board consisting of nine to eleven directors is the optimal size.  The Committee has made it a practice in recent years to engage third-party search firms to assist it in identifying suitable candidates.  The firms selected, as well as the specific terms of the engagement, are based on the specific search criteria established by the Committee.  Members of the Board also are given the opportunity to submit names of potential candidates based on the profile developed.  Each candidate is subject to an initial screening process after which the Committee selects the candidates that it wishes to interview.  The Chair of the Board, the CEO and at least a majority of the Committee interviews each candidate and, concurrently with the interviews, the candidate will confirm his or her availability for regularly scheduled Board and committee meetings.  The Committee will also assess each candidate’s potential conflicts of interest and the ways in which their qualifications, experience and knowledge complement those of the members of the Board.  The Committee reviews the interviewers’ reports and recommendations, and makes the final determination as to which candidates are recommended for election to the Board.  Depending on when suitable candidates are identified, the Board may decide to appoint a new director to serve on the Board until the next annual meeting of shareholders.

Our bylaws require any shareholder wishing to formally nominate a candidate at the annual meeting of shareholders to give written notice of the nomination to our CEO or Corporate Secretary no later than 120 days prior to the first anniversary of the previous year’s annual meeting.  The shareholder must attend the meeting with the candidate and propose the candidate's nomination for election to the Board at the meeting.  The shareholder’s notice must set forth as to each nominee: (1) the name, age, business address and residence address of the person, (2) the principal occupation or employment of the person, (3) the number of shares of our stock owned by the person, (4) the written and acknowledged statement of the person that such person is willing to serve as a director, and (5) any other information relating to the person that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Exchange Act if the candidate had been nominated by or on behalf of the Board.  No shareholders submitted director nominations in connection with this year’s meeting.  Any shareholders desiring to present a candidate at the 2013 annual meeting of shareholders must furnish the required notice no later than January 2, 2013.

Meetings and Committees of the Board of Directors

There were six meetings of the Board of Directors in 2011, all of which were regular meetings.  Each director attended, in person or by telephone, at least 75 percent of the aggregate of all meetings of the Board and its committees on which he or she served during the year.  It is our policy that directors attend our annual shareholder meetings and all nine of our current directors attended our annual shareholder meeting in 2011.

The Board of Directors has four standing committees:

●	Audit Committee;

●	Compensation Committee;

●	Corporate Governance Committee; and

●	Finance Committee.

Each of the Board committees has a written charter, approved by the Board, establishing the authority and responsibilities of the committee.  Each committee’s charter is posted on the Corporate Governance page of the News and Investor Relations section of our website at www.deluxe.com under the “Corporate Governance” caption.  A copy of each charter is available in print free of charge to any shareholder who submits a request to:  Corporate Secretary, Deluxe Corporation, 3680 Victoria Street North, Shoreview, Minnesota 55126.

The following tables provide a summary of each committee’s responsibilities, the number of meetings held by each committee during the last fiscal year and the names of the directors currently serving on the committee.

Audit Committee

Responsibilities		Number of meetings in 2011: 9
●	Appoints and replaces the independent registered public accounting firm, subject to ratification by our shareholders, and oversees the work of the independent registered public accounting firm.
●	Pre-approves all auditing services and permitted non-audit services to be performed by the independent registered public accounting firm, including related fees.	Directors who serve on the committee:
●	Reviews and discusses with management and the independent registered public accounting firm our annual audited financial statements and recommends to the Board whether the audited financial statements should be included in Deluxe’s Annual Report on Form 10-K.	Martyn R. Redgrave, Chair Ronald C. Baldwin Cheryl E. Mayberry McKissack Mary Ann O’Dwyer

●	Reviews and discusses with management and the independent registered public accounting firm our quarterly financial statements and the associated earnings news releases.
●	Reviews and discusses with management and the independent registered public accounting firm significant reporting issues and judgments relating to the preparation of our financial statements, including the adequacy of internal controls.
●	Reviews and discusses with the independent registered public accounting firm our critical accounting policies and practices, alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, and other material written communications between the independent registered public accounting firm and management.
●	Oversees the work of our internal auditors.
●	Reviews the effectiveness of Deluxe’s legal and ethical compliance programs and maintains procedures for receiving, retaining and handling complaints by employees regarding accounting, internal controls and auditing matters.

Compensation Committee

Responsibilities		Number of meetings in 2011: 5
●	Develops our executive compensation philosophy.
●
Evaluates and recommends incentive compensation plans for executive officers and other key managers, and all equity-based compensation plans, and oversees the administration of these and other employee compensation and benefit plans.
Directors who serve on the committee:
●
Reviews and approves corporate goals and objectives relating to the CEO’s compensation, leads an annual evaluation of the CEO’s performance in light of those goals and objectives, and recommends to the Board the CEO’s compensation based on this evaluation.
Don J. McGrath, Chair Charles A. Haggerty Neil J. Metviner Stephen P. Nachtsheim
●	Reviews and approves other executive officers’ compensation.
●	Establishes and certifies attainment of incentive compensation goals and performance measurements applicable to our executive officers.
●	Considers shareholder advisory votes related to executive compensation and considers risk related to the design of the Company’s compensation programs.
●	Retains and, in accordance with SEC requirements, determines the independence of consultants that assist in its activities.

Corporate Governance Committee

Responsibilities		Number of meetings in 2011: 4
●	Reviews and recommends the size and composition of the Board, including the mix of management and independent directors.
●	Establishes criteria and procedures for identifying and evaluating potential Board candidates.	Directors who serve on the committee:
●	Reviews nominations received from the Board or shareholders, and recommends candidates for election to the Board.	Charles A. Haggerty, Chair Cheryl E. Mayberry McKissack, Don J. McGrath Stephen P. Nachtsheim
●	Establishes policies and procedures to ensure the effectiveness of the Board, including policies regarding term limits, review of qualifications of incumbent directors, and conflicts of interest.
●	Establishes guidelines for conducting Board meetings.

●	Oversees the annual assessment of the Board’s performance.
●	In consultation with the Compensation Committee, reviews and recommends to the Board the amount and form of all compensation paid to directors.
●	Recommends to the Board the size, composition and responsibilities of all Board committees.
●	Reviews and recommends candidates for key executive officer positions and monitors management succession plans.
●	Develops and recommends corporate governance guidelines, policies and procedures.

Finance Committee

Responsibilities		Number of meetings in 2011: 7
●	Evaluates acquisitions, divestitures and capital projects in excess of $5 million, and reviews other material financial transactions outside the scope of normal on-going business activity.
●	Reviews and approves the Company’s annual financing plans, as well as credit facilities maintained by the Company.	Directors who serve on the committee:
●	Reviews and recommends policies concerning corporate finance matters, including capitalization, investment of assets and debt/equity guidelines.	Mary Ann O’Dwyer, Chair Ronald C. Baldwin Neil J. Metviner Martyn R. Redgrave
●	Reviews and recommends dividend policy and approves declarations of regular shareholder dividends.
●	Reviews and makes recommendations to the Board regarding financial strategy and proposals concerning the sale, repurchase or split of Deluxe securities.

Communications with Directors

Any interested party having concerns about our governance or business practices, or otherwise wishing to communicate with our independent directors, may submit their concerns in writing to the Non-Executive Chairman of the Board or the independent directors as a group in the care of the Office of Corporate Secretary, Deluxe Corporation, 3680 Victoria Street North, Shoreview, Minnesota 55126.

Board Leadership Structure; Non-Executive Chairman; Executive Sessions

As stated in our Corporate Governance Guidelines, the Board does not maintain a strict policy regarding separation of the offices of Chairman and CEO, believing that this issue should be addressed as part of the Board’s succession planning processes.  In November of 2005, as Deluxe was engaged in a search for a new CEO, the Board appointed Mr. Nachtsheim as Non-Executive Chairman to remove the responsibilities of Board Chair from the then-interim CEO.  When Mr. Schram was hired to be the Company’s CEO in 2006, the Board made the determination that it would be in the Company’s best interest to maintain the separation of the Chairman and CEO roles, largely to allow Mr. Schram to focus on Deluxe’s operational imperatives with support from a Non-Executive Chair on Board governance matters.  Mr. Nachtsheim continued to serve as the Non-Executive Chairman of the Board during 2011. His duties included moderating meetings and executive sessions of the independent directors and acting as the principal liaison between the independent directors and the CEO with respect to Board governance issues.

Our independent directors make it a practice to meet in executive session without management present at each Board meeting.  Likewise, all Board committees regularly meet in executive session without management.

Board Role in Risk Oversight

            The Board takes an active role in risk oversight related to the Company both as a full Board and through its committees.  The Board regularly meets in executive session to, among other things, assess the quality of its meetings and to provide its observations to the CEO regarding the Company’s business challenges and risk mitigation strategies.

            In addition, the Company conducts an annual enterprise-wide risk assessment.  A formal report is delivered to the Audit Committee, the chair of which provides a synopsis to the full Board, typically in December.  Updates are provided at regularly scheduled meetings and more frequently if required.  The objectives for the risk assessment process include (i) addressing the NYSE governance requirement that the Audit Committee discuss policies around risk assessment and risk management; (ii) developing a defined list of key risks to be monitored by the Audit Committee, Board and senior management; (iii) determining whether there are risks that require additional or higher priority mitigation efforts; (iv) facilitating discussion of the risk factors to be included in the Company’s SEC reports; and (v) guiding the development of the Company’s internal audit plans.

In 2011, the risk assessment process was conducted by members of our internal audit department working with senior management and the Enterprise Risk Council, consisting of senior level staff from the legal, finance and other shared services departments.  Members of the internal audit department interviewed key department and functional leaders in the Company to identify and evaluate potential risks and associated mitigating factors and strategies.  Any identified risks were prioritized based on the potential exposure to the Company, measured as a function of likelihood of occurrence and potential severity of impact if the risk were to materialize.  The process included evaluating management’s preparedness to respond to the risk if realized.  The risk profiles and current and future mitigating actions were discussed and refined during subsequent discussions with senior management.  A summary of the results of the risk assessment process and our risk mitigation activities was presented to the Audit Committee, which furnished a report to, and facilitated a discussion with, the full Board.

Audit Committee Expertise; Complaint-Handling Procedures

In addition to meeting the independence requirements of the NYSE and the SEC, all members of the Audit Committee have been determined by the Board to meet the financial literacy requirements of the NYSE’s listing standards.  The Board also has determined that at least one member of the Audit Committee, including Martyn Redgrave, the current Committee Chair, is an “audit committee financial expert” as defined by SEC regulations.

In accordance with federal law, the Audit Committee has adopted procedures governing the receipt, retention and handling of complaints regarding accounting and auditing matters.  These procedures include a means for employees to submit concerns on a confidential and anonymous basis, through Deluxe’s compliance hotline.

Compensation Committee Processes and Procedures

The authority and responsibilities of the Compensation Committee are governed by its charter, a copy of which can be found on Deluxe Corporation’s website at www.deluxe.com, together with applicable laws, rules, regulations and NYSE listing standards.

The Compensation Committee is authorized to review and approve corporate goals and objectives related to the CEO’s compensation, lead the Board’s evaluation of the CEO’s performance in light of those goals and objectives, and recommend to the Board the CEO’s compensation based on the evaluation.  The Committee is expected to engage the entire Board in its evaluation of the CEO’s performance and appropriate level of compensation.

The Committee also reviews and approves each executive officer’s base pay and incentive compensation levels, stock ownership targets, employment-related agreements and any unique benefit plans or programs for executives.  As part of this responsibility, the Committee evaluates and makes recommendations to the Board regarding the Company’s compensation philosophy and structure, the design of incentive compensation plans in which executives participate and all equity plans.  It establishes incentive compensation goals and performance measurements for executives and determines the levels of achievement of each executive relative to the goals and measurements.  Subject to limits imposed by the plans, applicable law and the Board, the Committee also oversees administration of equity-based plans, deferred compensation plans, benefit plans, retirement and Employee Retirement Income Security Act (“ERISA”) excess plans, and also is responsible for determining the formula used to calculate contributions to the Company’s current profit sharing plan.  The Committee has delegated to management committees the responsibility to administer broad-based benefit plans and to oversee investment options and management of retirement and deferred compensation programs.

Although matters of director compensation ultimately are the responsibility of the full Board, the Compensation Committee works in conjunction with the Board’s Corporate Governance Committee and its independent compensation consultants in evaluating director compensation levels, making recommendations regarding the structure of director compensation, and developing a director pay philosophy that is aligned with the interests of the Company’s shareholders.

The Committee has the authority to engage compensation consultants to assist it in conducting the activities within its general scope of responsibility.  Since 2001, the Committee has retained Towers Watson & Co. (sometimes referred to as “Towers Watson” and known until January 2010 as Watson Wyatt Worldwide, Inc) as its independent consultant.  The Committee has the sole authority to retain, terminate and approve the fees of a compensation consultant for the purpose of assisting in the evaluation of director, CEO and executive compensation.  For 2011, the Company paid no fees for any additional services provided by Towers Watson.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised entirely of independent directors.  No member of the Compensation Committee has been an officer or employee of Deluxe.  None of our executives serve as a member of the Compensation Committee of any other company that has an executive serving as a member of the Deluxe Board of Directors.  None of our executives serve as a member of the board of directors of any other company that has an executive serving as a member of the Compensation Committee.

Non-Employee Director Compensation

Directors who are employees of Deluxe do not receive compensation for their service on the Board other than their compensation as employees. Non-employee directors each receive a $50,000 annual Board retainer, payable quarterly.  For 2011, the Non-Executive Chairman received an incremental $100,000 annual retainer, also payable quarterly.

In order to fairly compensate non-employee directors for their service on Board committees, the elements, workload and responsibilities of which will fluctuate from time to time, committee members are paid fees for each committee meeting attended, with the chair of each committee also receiving an annual retainer for serving as the chair.

For 2011, the committee fee structure was as follows:

	Audit Committee ($)	Compensation Committee ($)	Other Standing Committees ($)
Chair Retainer	15,000	7,500	5,000
In-Person Meeting Attendance	2,000	1,500	1,500
Telephonic Meeting Attendance	1,000	750	750

Non-employee directors also receive $1,500 for each approved site visit and director education program attended, up to a maximum of five per year, in the aggregate.  Directors also may receive additional compensation for the performance of duties assigned by the Board or its committees that are considered beyond the scope of the ordinary responsibilities of directors or committee members.

Deluxe maintains a Non-Employee Director Stock and Deferral Plan (the “Director Plan”), which was approved by shareholders as part of Deluxe’s 2008 Stock Incentive Plan (the “Stock Incentive Plan”).  The purpose of the Director Plan is to provide an opportunity for non-employee directors to increase their ownership of Deluxe’s common stock and thereby align their interest in the long-term success of Deluxe with that of other shareholders.  Under the Director Plan, each non-employee director may elect to receive, in lieu of cash retainers and fees, shares of Deluxe common stock having an equal value, based on the closing price of Deluxe’s stock on the NYSE as of the quarterly payment date.  The shares of common stock receivable pursuant to the Director Plan are issued as of the quarterly payment date or, at the option of the director, credited to the director in the form of deferred restricted stock units.  These restricted stock units vest and are converted into shares of common stock on the earlier of the tenth anniversary of February 1st of the year following the year in which the non-employee director ceases to serve on the Board or such other objectively determinable date as is elected by the director in his or her deferral election (for example, upon termination of service as a director).  Each restricted stock unit entitles the holder to receive dividend equivalent payments equal to the dividend payment on one share of common stock.  Restricted stock units issued pursuant to the Director Plan vest and convert into shares of common stock in connection with certain defined changes of control of Deluxe. All shares of common stock issued pursuant to the Director Plan are issued under Deluxe’s Stock Incentive Plan.

Under the terms of the Stock Incentive Plan, non-employee directors also are eligible to receive other equity-based awards to further align their interests with shareholders and assist them in achieving and maintaining their established share ownership targets.  In 2011, non-employee directors were provided the opportunity to defer any equity grant awarded to them under terms similar to those described above for deferral of cash retainers and fees under the Director Plan.  The equity grant deferral opportunity has been made an on-going part of the Director Plan.  Any stock options granted to non-employee directors must have an exercise price equal to the fair market value of Deluxe’s common stock on the date of grant, and no more than 5,000 options may be granted to a non-employee director in any one year.  Non-employee directors did not receive any option grants in 2011, but each non-employee director re-elected to the Board at last year’s annual meeting received a grant of restricted stock on April 27, 2011, with an approximate grant date value of $80,000, which shares vest one year from the grant date.  Equity grants to directors are recommended by the Compensation Committee, in consultation with the Corporate Governance Committee, and are ratified by the full Board.

Mr. Nachtsheim, the only non-employee director who was elected to the Board prior to October 1997, is also eligible for certain retirement payments under the terms of a Board retirement plan that has since been replaced by the Director Plan.  Under this predecessor plan, he is entitled to receive an annual payment equal to the annual Board retainer in effect on July 1, 1997 ($30,000 per year) for the number of years during which he served on the Board prior to October 31, 1997.  No further benefits are accruing under this plan.  In calculating a director’s eligibility for benefits under this plan, partial years of service are rounded up to the nearest whole number. Retirement payments do not extend beyond the lifetime of the retiree and are contingent upon the retiree’s remaining available for consultation with management and refraining from engaging in any activity in competition with Deluxe.  Mr. Nachtsheim is eligible to receive payments of $30,000 for two years following his retirement from the Board under this plan.

The following table summarizes the 2011 compensation earned by each non-employee director.

DIRECTOR COMPENSATION FOR 2011

Name	Fees Earned or Paid in Cash 1 ($)	Stock Awards 2 ($)	Option Awards 3 ($)	All Other Compensation 4 ($)	Total ($)
Ronald C. Baldwin	73,000	79,984	0	3,151	156,135
Charles A. Haggerty	64,750	79,984	0	3,151	147,885
Isaiah Harris, Jr. 5	31,000	0	0	933	31,933
Cheryl E. Mayberry McKissack	74,250	79,984	0	3,151	157,385
Don J. McGrath	70,250	79,984	0	3,151	153,385
Neil J. Metviner	65,750	79,984	0	3,151	148,885
Stephen P. Nachtsheim	162,750	79,984	0	3,151	245,885
Mary Ann O’Dwyer	75,500	79,984	0	3,151	158,635
Martyn R. Redgrave	88,000	79,984	0	3,151	171,135

1
Under the Director Plan, directors may elect to receive their fees in the form of stock, including the right to defer such stock into restricted stock units.  Any stock or stock units issued under the Director Plan are equal in value to the cash fees foregone by the director. As a result, amounts reflected are the total fees earned by the directors, including amounts elected to be received in the form of stock or restricted stock units.

2
Amounts in this column reflect the aggregate grant date fair value of stock awards granted during the fiscal year ended December 31, 2011 computed in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. All directors received 2,958 shares of restricted stock or restricted stock units upon re-election to the Board on April 27, 2011.  These shares vest one year from the date of grant.  As of December 31, 2011 the aggregate number of shares of unvested restricted stock or restricted stock units for each director was 2,958, and the aggregate number of vested restricted stock units held by each director was as follows:  Mr. Haggerty, 13,915; Mr. McGrath, 16,634; Mr. Nachtsheim, 13,697; Ms. O’Dwyer, 18,689; Mr. Redgrave, 9,360.

3
No options were granted to the non-employee directors in 2011.  As of December 31, 2011, the number of outstanding options held by each director was as follows: Mr. Haggerty, 1,000; Ms. Mayberry McKissack, 1,000; Mr. Nachtsheim, 1,000; Ms. O’Dwyer, 1,000, and Mr. Redgrave, 1,000.  All outstanding options expire seven years from the grant date, vest in equal 1/3 increments on each anniversary of the grant date, and carry exercise prices equal to the closing price of the Company’s common stock on the grant date.

4	Amounts reflect dividends paid in 2011 on unvested restricted stock and restricted stock unit annual awards.

5	Mr. Harris retired from the Board effective as of April 27, 2011, the date of the 2011 annual meeting.

EXECUTIVE COMPENSATION

ITEM 2: ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS (referred to as “Say-on-Pay”)

The Company is providing its shareholders with the opportunity to cast an advisory (nonbinding) vote on the compensation of its Named Executive Officers as described below.  The Company believes that it is appropriate to seek the views of shareholders on the design and effectiveness of the Company’s executive compensation program.

The Compensation Discussion and Analysis appearing below describes in greater detail the Company’s executive compensation program and decisions made by the Compensation Committee in 2011.

The Company believes the compensation program for the Named Executive Officers is instrumental in helping the Company achieve its strong financial performance and requests the vote of shareholders on the following resolution:

RESOLVED, that the shareholders approve, on an advisory basis, the compensation of Deluxe’s Named Executive Officers, as described in the Compensation Discussion and Analysis section, the compensation tables and the narrative disclosures that accompany the compensation tables set forth in this proxy statement.

As an advisory vote, this Item is not binding upon the Company.  However, the Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, values the opinions expressed by shareholders in their vote on this Item and will consider the outcome of the vote when making future compensation decisions for Named Executive Officers.

The Board of Directors recommends that you vote FOR the compensation of the Company’s Named Executive Officers.

Compensation Discussion and Analysis

Introduction

The following discussion should be read in conjunction with the various tables and accompanying narrative disclosure appearing in this proxy statement.  Those tables and narrative provide more detailed information regarding the compensation and benefits awarded to, earned by, or paid to our Chief Executive Officer (“CEO”) and the other executive officers named in the Summary Compensation Table appearing on page 37 (collectively, the “Named Executive Officers”), as well as the plans in which such officers are eligible to participate.  In 2011, our shareholders provided an advisory vote indicating their overwhelming support of the Company’s compensation program for our Named Executive Officers.  At the same time, our shareholders also supported the Board’s recommendation that future advisory votes on executive compensation be held annually.  As a result, Item 2 presented in this proxy statement seeks our shareholders’ input on Deluxe’s executive compensation program.  This Compensation Discussion and Analysis, the compensation tables and the narrative disclosures that accompany the tables provide information that will assist our shareholders in deciding how to vote on this item.

Executive Summary

The goal of our executive compensation program is to attract and retain the best available leadership talent, and to reward our leaders for creating long-term value for our shareholders.  Our compensation program is designed to reward sustained financial and operating performance and leadership excellence, align the executives’ long-term interests with those of our shareholders and motivate our executives to remain with the Company for long and productive careers.  We believe it combines a competitive mix of cash and equity, and short-term and long-term, compensation to reinforce a balance between meeting annual goals and achieving long-term growth.

As explained in greater detail below, Deluxe maintains a strong pay-for-performance philosophy, as evidenced by the fact that a significant portion of each executive’s total compensation is linked to financial and other performance criteria intended to deliver sustainable business results and drive shareholder value.  While risk-taking is a necessary component in any successful business model, we employ a number of features in our compensation program that are designed to prevent inappropriate or short-sighted risk-taking, including Compensation Committee oversight of an annual evaluation of risk associated with our compensation programs.  We think the combination of compensation elements in the program provides the Named Executive Officers with the appropriate incentives to create long-term value for shareholders while taking thoughtful and prudent risks to deliver strong performance year after year.  In each of the last three years, including 2011, the Company has provided positive total shareholder return.  We continue to focus on providing favorable returns for our shareholders while we pursue our transformative growth.

Throughout 2011, the Company maintained its financial discipline and strategic focus, which led the Company to not only deliver revenue growth for the second consecutive year, but also strong operating income and operating cash flow performance while investing in many areas to improve its opportunities for long-term growth. It did so, moreover, in what continued to be a very challenging economic environment.  Details regarding the Company’s performance in 2011 are contained in our Annual Report to Shareholders, which we encourage all shareholders to read.  Some highlights of that performance, and the value being created for our shareholders, include the following:

•	Our consolidated revenue increased over 1%, and we grew Small Business Services segment revenue over 6%

•	Our cash flow from operations increased over 11%

•	Our marketing and other services related revenue, an area of focus for growth, increased nearly 20%

•	We delivered strong diluted earnings per share of $2.80

•	Our total shareholder return was just over 3%

We believe the structure of our executive compensation program was a critical factor in aligning the priorities of the Company’s leaders to deliver solid results in 2011, while at the same time providing a strong foundation for continued success. We hope our shareholders will agree and will express their support in voting FOR Item 2 in this proxy statement.

Compensation Objectives and Philosophy

Deluxe is committed to providing executive compensation that attracts, motivates and retains exceptional executive talent for the benefit of our shareholders, supports Deluxe’s business objectives, and aligns the interests of the executive officers, including our Named Executive Officers, with the long-term interests of our shareholders.  We believe these objectives are achieved by:

•	Annually evaluating the competitiveness of our compensation programs relative to comparable organizations;

•	Providing performance-based pay through annual and long-term incentive opportunities that are based on the achievement of specific business objectives (i.e., pay-for-performance);

•	Providing equity-based incentives that promote the creation of long-term shareholder value;

•	Delivering a significant portion of total compensation through performance-based pay linked to financial results and shareholder return; and

•	Ensuring that the Named Executive Officers hold meaningful equity stakes in Deluxe.

Roles of Committee, Outside Compensation Advisors and Management in Compensation Decisions

The Deluxe compensation program is designed to align all components of pay opportunity (base pay, annual incentive pay, long-term incentive pay, and benefits) at or near the median of the market, for each component and as a whole, and reward performance that meets or exceeds performance goals that are established, reviewed and approved each year by the Compensation Committee of the Board of Directors (sometimes referred to in this section as the “Committee”).  In arriving at the appropriate levels of pay and incentive opportunities, the Committee also considers the degree to which the structure of the program rewards reasonable risk-taking and the overall cost of the compensation program so as to achieve proper balance between the need to reward employees and to deliver returns to Deluxe’s shareholders.  Accordingly, the Committee annually reviews the proportion of operating income used to reward employee performance through our incentive plans.

The Committee has responsibility for guiding our executive compensation philosophy and overseeing the design of executive compensation programs.  The Committee also recommends the compensation to be paid to the CEO (with approval from the full Board of Directors) and approves the compensation paid to other executive officers.  The Committee is composed entirely of “independent directors” as defined by the NYSE corporate governance rules.  In order to ensure a holistic view of the compensation and benefits provided to our executives, the Committee reviews on an annual basis a summary (or tally sheet) of all elements of compensation for each member of the Company’s Executive Leadership Team.  The Committee also monitors, with the support of management and the Committee’s independent compensation consultants, developing best practices in the area of executive compensation, including recommended pay principles published by various trade, legal and advisory groups.  While the Committee remains focused on constructing an executive compensation program that will best serve the specific needs of Deluxe and the interests of our shareholders, we believe our program incorporates a responsible approach to pay structure, risk management and transparency.

The Committee has engaged, and regularly meets with, an independent compensation consultant to assist the Committee in making decisions regarding our executive compensation practices.  Towers Watson has served as the Committee’s independent consultant since 2001.  This consultant is deemed independent in that it is selected by, and reports directly to, the Committee with its primary contact being the Chair of the Committee.  The Committee regularly meets with Towers Watson in executive session without management present and conducts an annual review of the consultant’s performance.  In addition, the Committee evaluates the relationship with Towers Watson to ensure that there are no conflicts of interest, and Towers Watson did not provide to the Company any consulting services on subjects other than executive compensation during 2011.

Management supports the work of the Committee and its independent consultant by providing information and data, as requested.  Company executives also make recommendations with respect to incentive plan targets in the context of management’s business and operational plans.  At the request of the Committee, the CEO attended each Committee meeting, met with the Committee and independent consultant as necessary to discuss business strategy, and also meets with the Committee annually to discuss each executive’s individual performance and make recommendations on incentive awards and adjustments to base salary for those executives.  The Committee evaluates the CEO’s performance each year and provides recommendations to the Board regarding the CEO’s compensation based on that evaluation and current market data provided by the independent consultant.

Competitive Market Review

For 2011, the Committee commissioned Towers Watson to provide a competitive market review of Deluxe’s executive compensation program in comparison to relevant information drawn from other companies’ executive compensation practices.  The data presented by Towers Watson was used for analyzing the following:  the nature, merit and recommended value of each pay component; the mix of base pay, annual incentive compensation, and long-term incentive values for the Named Executive Officers; and other benefit-related decisions.  Based on the recommendation of its compensation consultant, the Committee reviewed market data drawn from three published broad-based third-party surveys of general industry compensation practices, including the 2011/2012 Towers Watson Top Management Survey; 2011 Mercer Executive Compensation Survey; and 2011 Towers Watson Executive Compensation Survey.  Towers Watson screened the compensation databases for the position content most similar to each of Deluxe’s executive positions.  Given that Deluxe does not have access to the identity of individual survey respondents and that the reporting companies vary widely in size, Towers Watson does not benchmark Deluxe’s practices against specific companies’ practices within the survey pool.  Towers Watson uses regression analysis to help statistically predict the level of compensation that a company of a given size in revenue would pay for a given job.  The Committee used the information derived from the regression analysis as a general data point in assessing the reasonableness of the Company’s compensation practices.  As the Company continues the transformation of its business from primarily printing checks to providing more marketing solutions and other services, the Committee has begun discussing the possible use of a self-constructed peer group in analyzing executive pay and expects to continue those discussions throughout 2012.

Executive Officer Compensation Program

In constructing an overall compensation program, the Committee balances those components that are fixed (such as salary and benefits) against components that are variable and require the achievement of certain levels of performance.  The Committee also strives for a balance between compensation components that reward executives for the achievement of short-term goals with those that focus on the long-term growth of the Company.  Each year the Committee reviews the form and value of long-term incentive grants to ensure alignment with the Company’s overall compensation philosophy and to reward attainment of Company goals.

Elements of Compensation

For 2011, the principal components of our executive compensation program consisted of the following, each of which is addressed below in greater detail:

●	base salary;

●	annual incentive plan;

●	long-term incentives in the form of stock options and a multi-year cash performance plan;

●	non-qualified deferred compensation plan;

●	broad-based defined contribution retirement plan; and

●	cash allowance program in lieu of perquisites.

Compensation Mix

The primary components of compensation (base salary, and performance-based pay opportunities in the form of annual and long-term incentives) for our Named Executive Officers in 2011 were allocated, at targeted levels of performance, to provide a higher weighting on performance-based pay compared to base salary.  Performance-based pay is not guaranteed, but is awarded based upon successful achievement of pre-established criteria.  The average target percentage of performance-based pay for the Named Executive Officers is 64 percent of total compensation, with a higher level, 75 percent, for the CEO.  Of the total performance-based compensation for the Named Executive Officers, approximately 64 percent is targeted to be long-term compensation as opposed to annual compensation.  Compared to Deluxe’s general employee population, the Committee believes that executives, including the Named Executive Officers, should have a greater percentage of their total compensation dependant upon reaching performance targets, a higher percentage of which is oriented toward long-term objectives rather than short-term performance.

The Company uses pay-for-performance principles throughout its compensation program.  Adjustments in base pay are linked to performance through the annual performance evaluation process, with salary increase guidelines structured to provide greater base pay increases for those who achieve higher than satisfactory performance ratings and lower increases, if any, for those who perform at a satisfactory level or below.  The Deluxe Corporation Annual Incentive Plan (“Annual Incentive Plan”) and long-term cash performance plan are similarly structured to provide an opportunity to earn a higher payout for performance above target and lower payouts, if any, for performance at less than target.  The use of stock options as a component of the 2011 long-term incentive program also aligns our pay principles to long-term changes in shareholder value.  In addition, our Named Executive Officers are subject to stock ownership and sale guidelines, which restrict their ability to realize value from their equity awards unless they have achieved their ownership targets.

While the design of our executive compensation program is largely performance-based, we do not believe it encourages excessive risk-taking.  We believe the combination of compensation elements in the program provides the Named Executive Officers with the appropriate incentives to create long-term value for shareholders by taking thoughtful and prudent actions to grow the Company.  As occurred in 2010, the 2011 financial metrics used in the Annual Incentive Plan were operating income and revenue targets, with any payment under the revenue metric being subject to the achievement of a minimum operating income threshold.  Payments under the long-term cash performance plan also are tied to minimum profitability requirements.  Each year the Board of Directors reviews the operating plan that forms the basis for the financial performance factors incorporated into the variable compensation plans.  This review by the entire Board helps ensure that the targets established under our incentive compensation plans incorporate a reasonable degree of stretch, while at the same time promoting a focus on long-term growth and sustainable financial performance.  As addressed below, our executives also are subject to stock ownership guidelines and clawback policies, both of which serve as further checks against imprudent, short-term decision-making.

Base Salaries

Base salaries provide a competitive fixed rate of pay, recognizing different levels of responsibility within the Company.  Base pay compensates the Named Executive Officers for their normal day-to-day responsibilities, and is reviewed annually.  The CEO makes recommendations to the Compensation Committee for changes to base salaries based on each executive’s individual performance and the market data presented by the Committee’s independent compensation consultants.  The Committee performs the same analysis with respect to the CEO’s salary with input from the evaluation of the CEO’s performance by the Board’s non-employee directors.  Base salaries of our executive officers generally are set at or near the median of salaries paid to executive officers of companies of similar size and in similar positions.  Deviations from the median can be the result of experience in the position, individual performance exceeding or falling short of expectations, or the individual’s scope of responsibilities.  Salaries are the basis for the other performance-driven programs discussed below, as well as our retirement program, in that target awards and contributions under these programs are calculated as a percent of salary.

Base salaries in 2011 for each Named Executive Officers are shown in the Summary Compensation Table.  Increases in base salaries included merit adjustments, a market adjustment for Mr. Peterson to better align his pay to the market for Chief Financial Officer positions in companies of similar size and industry, and a base salary adjustment for Mr. McRoberts in recognition of his new role as Senior Vice President, Small Business Services.

Annual Incentive Plan

The Annual Incentive Plan provides an incentive for achieving specified financial performance goals that the Company considers to be important contributors to shareholder value.  Named Executive Officers and other officers and management employees selected by the Committee participate in the Annual Incentive Plan.  The 2011 target awards approved by the Committee under the Annual Incentive Plan were intended to provide annual cash compensation (i.e., base salary plus bonus) approximating the median of the cash compensation offered to executive officers of companies of similar size and in similar positions.  Bonuses earned may exceed the target amount if performance goals are exceeded, and are less than the target amount if the performance goals are not fully attained, with no bonus payouts if Deluxe’s performance is below certain minimum thresholds.  The Committee annually reviews the proportion of operating income used to reward employee performance through our incentive plans.

The 2011 Annual Incentive Plan consisted of three components.  The first two components were based on the Company’s performance against specific revenue and operating income metrics.  The third component consisted of a group of factors (“enterprise factors”) developed to assess the Company’s progress in transforming Deluxe consistent with its strategic growth initiatives.  Plan participants with specific business segment responsibilities had a portion of their bonus opportunity tied to the segment’s financial results as well as consolidated results.

Section 162(m) of the Internal Revenue Code (“Section 162(m)”) places limits on the deductibility of compensation paid to certain executives that is not considered performance-based.  In order to ensure that all payments to our executives under the Annual Incentive Plan qualify as performance-based compensation for purposes of Section 162(m), a bonus pool based on the amount of net income (if any) generated by Deluxe during 2011 was established by the Committee at the beginning of the year, along with the maximum payments that could be allocated to each executive subject to Section 162(m).  Payments made to these executives were based on the performance criteria applicable to other participants under the Plan, and all such payments were less than the maximum amounts allocated to the executives under the Section 162(m) bonus pool.

In addition, in order to promote stock ownership by the Named Executive Officers and other participants, and to further align their interests with those of our shareholders, participants may choose to receive up to 100 percent of their Annual Incentive Plan payout in restricted stock units, in which case the Company will provide a 50 percent match on the amounts so elected to be received in restricted stock units.  The restricted stock units vest on the second anniversary of the date of the grant.  We believe the 50 percent match and two-year vesting period encourage executive stock ownership and employee retention.

Performance Measures and Objectives under the Annual Incentive Plan

For the Named Executive Officers and all other participants, the three components that were considered in determining incentive compensation for 2011 under the Annual Incentive Plan were adjusted revenue, adjusted operating income and the enterprise factors.  “Adjusted revenue” and “adjusted operating income” are based on revenue and operating income as publicly reported by the Company in its consolidated financial statements, but include pre-defined adjustments (as permitted by Section 162(m)) to eliminate the effects of items that are not a part of the operating plan or are beyond management’s control, such as the adoption of new accounting principles, asset impairments, certain mergers and acquisitions, restructuring charges, etc.  The enterprise factors used in 2011 were intended to serve as leading indicators of the Company’s success in executing its growth strategy and to supplement the financial performance metrics.  The enterprise factors included a collection of key initiatives and performance indicators intended to assess the Company’s performance in the following areas:

•	Executing a long-term strategic plan to accelerate revenue growth and deliver an enhanced customer experience;

•	Developing a leadership pipeline (including successors) and a high performing culture in a collaborative environment; and

•	Improving business processes.

As indicated above, the Committee also retains discretion to make other adjustments to the financial measurement calculations, provided such adjustments do not result in the payment to any Named Executive Officer in excess of their applicable Section 162(m) bonus pool allocation.  We continue to believe revenue, operating income and the enterprise factors are critical drivers of our strategy to achieve profitable and sustainable revenue growth, and thereby create long-term value for our shareholders.  Each component was weighted as shown below, with revenue and operating income target performance set in accordance with the Company’s annual operating plan (“AOP”) targets.

In establishing the metrics and payout scales for 2011 under the Annual Incentive Plan, targets were set at ambitious, yet reasonably achievable, levels. We also continued to require that a minimum threshold of adjusted operating income be achieved before payments could be made under the adjusted revenue and operating income performance factors.  We believe this minimum threshold is an effective control on imprudent decision-making, in that it ensures that the revenue growth achieved by the Company is profitable.  Given the challenges presented by the economy in general, as well as the specific challenges confronted by small businesses and the secular decline in the core check industry, the Company sought to balance its focus on growth with the need to establish financial performance targets for the year that would afford realistically-achievable incentive opportunities for its employees, while at the same time requiring solid returns to its shareholders.

The target revenue and operating income for the Company were increased for the 2011 plan year to continue to incent growth in 2011.  The following table illustrates the 2011 threshold and maximum performance levels compared to targets for the adjusted revenue and operating income factors, as well as the corresponding payout percentages (versus the target award opportunity) at each level of performance.

Performance Level	Adjusted Operating Income	Adjusted Revenue	Percent of Target Award (%)
Maximum	108.8% of AOP	104.1% of AOP	200%
Target	AOP	AOP	100%
Threshold	90.0% of AOP	94.5% of AOP	50%
Below Threshold	---	---	0%

Actual Annual Incentive Plan Payments

Deluxe’s consolidated performance in 2011 exceeded the threshold performance levels for both adjusted operating income and revenue.  As indicated above, for 2011, the Committee also established enterprise factors as a component of performance to be measured in assessing payments to be made under the Annual Incentive Plan.  After assessing the Company’s performance on the various metrics established for the enterprise factors, the Committee determined that participants should be awarded a payout of 90 percent of target for that component.  The actual 2011 performance on all three components is summarized in the following table.

Measures (Dollars in Thousands)	Target ($)	Actual ($)	Weighting (%)	Payout Percent (% of target)
Adjusted Operating Income	$289,600	$286,999	26.7%	97.8%
Adjusted Revenue	$1,450,000	$1,417,595	40.0%	91.9%
Enterprise Factors	---	---	33.3%	90.0%
Blended Payout Percentage	---	---	---	92.8%

As indicated above, executive officers with specific business segment responsibilities also have a portion of their Annual Incentive Plan opportunity tied to the performance of their segment’s adjusted revenue and operating income.  Of the Named Executive Officers, Mr. McRoberts had a portion of his Annual Incentive Plan opportunity tied to his business segment performance, for a ten month period of time after he became Senior Vice President, Small Business Services in March, 2011.  Business segment performance is evaluated on the basis of adjusted segment revenue and adjusted segment controllable operating income, which is adjusted segment operating income after removing allocations of corporate overhead costs.  The Small Business segment, for which Mr. McRoberts is responsible, delivered adjusted revenue at 99.8 percent of the targeted level of $848,516, and adjusted controllable operating income at 96.7 percent of the targeted level of $268,746.  The associated payout percentages at these levels of performance were 99.3 percent and 91.2 percent, respectively.  With 30 percent of his incentive opportunity based on segment revenue results, 20 percent based on adjusted controllable operating income results for the segment, and 50 percent based on the consolidated performance for ten months, reflected in the foregoing table, Mr. McRoberts’ blended payout percentage for 2011 was 94.2 percent. The amounts earned by all Named Executive Officers under the Annual Incentive Plan for 2011 are included in the Summary Compensation Table appearing later in this proxy statement.

Long-Term Incentive Compensation

After analyzing a variety of approaches for delivering long-term incentive value to the Named Executive Officers and other key employees who participate in the Company’s long-term incentive program, for 2011 the Committee continued to endorse a strategy that employed a combination of stock options and a cash incentive program based on achievement of multi-year performance factors (“Cash Performance Plan”).  The targeted value of awards granted to participants in the long-term incentive program for 2011 consisted of 60 percent stock options and 40 percent Cash Performance Plan awards.  In order to incent revenue growth in sales of services including, but not limited to, fraud monitoring and protection, web design and hosting, payroll, logo design, search engine marketing, customer acquisition, regulatory compliance, profitability, and other value-add services, the Cash Performance Plan awards incorporate performance targets based on success in achieving Deluxe’s new service revenue goals in 2013.  To reach the 2013 new service revenue goals, Deluxe must make significant progress in each year of a three-year performance period.  The payout amount can vary from 0 percent to 200 percent of the target Cash Performance Plan award value depending upon the performance level achieved by the end of 2013.  For 2012, the structure of the long-term incentive program remains substantially the same, except that the targeted value of awards will be reallocated to 50 percent stock option and 50 percent Cash Performance Plan awards, and the definition of services will be broadened to include all key strategic revenue growth elements, which we generally refer to as “marketing solutions” and “other services”.

As addressed in last year’s proxy statement, the Company’s 2009 Cash Performance Plan (the “2009 CPP”) had a two year performance period that expired at the end of 2010, with any payment under the 2009 CPP being subject to the condition that the participant remain employed by Deluxe through 2011.  Payments earned by the Named Executive Officers under the 2009 CPP are reflected in the Summary Compensation Table found later in this proxy statement.  The 2009 CPP focused attention on growth of new revenue other than revenue from the sale of checks and check-related products, coupled with a profitability threshold to ensure the quality of this revenue growth and otherwise manage risk associated with revenue-based metrics.  The metrics and payout scales for the 2009 CPP are shown below:

Performance Level	Adjusted Non-Check Revenue Mix Performance %	Payout % of Target Award Amount
Maximum	45%	200%
Target	41%	100%
Threshold (minimum)	37%	75%

Margin on Operating Income Threshold:  16%

“Adjusted non-check revenue mix” is a percentage resulting from revenue as reported by the Company in its consolidated financial statements, including pre-defined adjustments (permitted by 162(m)) to eliminate the effects of items that are not a part of the AOP or are beyond management’s control, from which is then subtracted reported “check and related services revenue,” the result of which is divided by adjusted revenue.  “Margin on operating income” is a percentage resulting from adjusted operating income divided by adjusted revenue.

The Committee determined that the profitability and revenue thresholds were achieved.   Adjusted non-check revenue mix was calculated to be 37.8 percent.  Interpolating these results under the foregoing table, eligible participants who continued their employment with the Company through 2011 received a payout of 80.1 percent of their targeted incentive opportunity.

As mentioned above, in 2011, the Named Executive Officers, together with other designated key employees, also received stock option grants as part of the long-term incentive program.  These options have a three year vesting period.  The grant date for the options coincided with the regularly scheduled February Compensation Committee meeting.  The timing of the annual grants also aligns with the employee performance evaluation process and is outside any regular stock trading blackout period.  The exercise price of all 2011 option grants was the closing price of Deluxe stock on the grant date. The Company believes this strategy achieves several critical objectives, including:

●	Supporting and rewarding the achievement of Deluxe’s long-term business strategy and objectives;

●	Encouraging decisions and behavior that will increase shareholder value;

●	Reinforcing the pay-for-performance orientation of the overall executive compensation program;

●	Allowing Deluxe to attract and retain key executive talent by providing competitive incentive and total compensation opportunities; and

●	Promoting share ownership and facilitating achievement of the ownership guidelines.

All long-term incentive equity awards to the Named Executive Officers and other key employees are granted on the same date, with the exception of awards made in conjunction with an individual’s promotion or hire into the Company, or as necessary to facilitate broader retention of key employees.

Deferred Compensation Plan

The Deluxe Corporation Deferred Compensation Plan is intended to promote executive retention by providing a long-term savings opportunity on a tax-efficient basis.  Under this plan, which complies with the requirements of Section 409A of the Internal Revenue Code (“Section 409A”), Named Executive Officers and other key employees may choose to defer up to 100 percent of base salary (less applicable deductions) and up to 50 percent of any Annual Incentive Plan payout into multiple investment options.  This plan also contains a provision that restores benefits lost under the defined contribution pension plan and the annual profit sharing plan due to Internal Revenue Code limits.  Contributions for the Named Executive Officers under this provision for 2011 are reflected in the All Other Compensation column of the Summary Compensation Table.  The investment options are similar to the investment options available to employees in the Company’s broad-based retirement plans.  The majority of payouts from this plan commence following termination of employment, based on elections made by the participants in accordance with, and subject to, any delays in payment that otherwise might be required by Section 409A.

Retirement Program

The Named Executive Officers are eligible to participate in the same qualified broad-based retirement plans that are available to most employees. The program consists of two components, including a 401(k) plan and an annual profit sharing plan (under which contributions, if any, are based on Deluxe’s performance).   Prior to 2011, Deluxe also had a defined contribution pension plan, but contributions to this plan were suspended in 2011.  The retirement program at Deluxe is regularly compared with retirement programs of companies that are in businesses similar to ours and/or are located in geographic areas from which we recruit talent to ensure that the Company remains competitive in the market.  The incremental value of benefits provided to the Named Executive Officers under this program is included in the All Other Compensation column of the Summary Compensation Table.

Personal Choice Program

All of our Named Executive Officers, with the exception of our CEO, Mr. Schram, participated in the executive officer Personal Choice Program.  The Personal Choice Program provides a fixed cash allowance to participating Named Executive Officers in lieu of any other perquisites.  The quarterly cash allowance of $7,500 for Senior Vice Presidents and $5,000 for Vice Presidents on the Executive Leadership Team is intended to cover personal expenses typically incurred by executives as a result of their positions (such as financial and tax planning, vehicle mileage, etc.).  No gross-ups are provided on the amounts paid under this program.  As with the other compensation components, this program is assessed against market data regarding perquisite programs on an annual basis.  The Company chose this program structure because it is more flexible for the executives, less administratively burdensome and less costly to the Company.

Stock Ownership Guidelines

Deluxe has established stock ownership guidelines for its Named Executive Officers and independent Board members.  The Committee annually reviews each executive officer’s and director’s progress toward attaining his or her ownership target.  The current target for the CEO is five times (5x) annual base salary, for all Senior Vice Presidents is two times (2x) annual base salary and for Vice Presidents who are members of the Executive Leadership Team is one-and-one-half times (1 ½ x) annual base salary.  The guidelines call for the targeted level of ownership to be achieved within five years of the later of the date the ownership guidelines were implemented, or the time the individual becomes an executive officer or is promoted to a higher level executive office.  For purposes of calculating an executive’s stock ownership under these guidelines, stock options are not included.  While restricted stock and restricted stock units convertible into shares are included, only 60 percent of their value is counted toward the ownership target prior to vesting, based on the rationale that approximately 40 percent of such shares or units will be withheld or surrendered by the executive upon vesting to cover taxes.  In the past twelve months executives continued to increase their actual share ownership. The Committee determined that it would continue to review the stock ownership guidelines on an annual basis.

In addition to the stock ownership guidelines, the Named Executive Officers and Board of Directors are subject to share retention and holding period requirements.  Under this policy, individuals who have not achieved their ownership targets must retain 75 percent of the net shares (i.e., shares remaining after exercise costs and applicable taxes are covered) upon the exercise of stock options and vesting of other equity awards, and are required to hold the shares until the ownership targets are met.  The Company also maintains a general policy against transactions by directors and executive officers intended to hedge the economic risk of ownership in Deluxe stock, and require any such hedging transactions to be pre-approved by the Board’s Corporate Governance Committee.

Clawback Practices

For several years, Deluxe has maintained clawback provisions in its equity agreements, which can be triggered for a broad range of misconduct by the award recipient.  In 2009, the Company extended its clawback policy to cover the recoupment of annual bonuses and other incentive awards, including awards under the Annual Incentive Plan and Cash Performance Plan, granted to officers subject to Section 16 of the Exchange Act.  This extended policy took effect with awards granted in 2010, and covers situations where misconduct by the executive contributes to a restatement of the Company’s financial statements.  While the Company had adopted and broadened its clawback policy prior to the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (referred to as the “Dodd-Frank Act”), the policy will be amended consistent with any forthcoming regulations under the Dodd-Frank Act after they are published.

Severance, Retention and Change of Control Arrangements

Deluxe maintains severance arrangements or agreements with each of its Named Executive Officers (collectively “arrangements”).  The arrangements are intended to facilitate the executives’ attention to the affairs of Deluxe and to recognize their key role within the Company.  If their employment is terminated without “cause” by Deluxe or by the executive with “good reason,” he or she is eligible to receive severance pay and benefits.  The Severance Calculations table appearing later in this proxy statement, together with the accompanying narrative to that table, explains in detail the benefits provided under these arrangements and the circumstances under which such a Named Executive Officer would be eligible for severance benefits.  Receipt of these benefits is conditioned upon the Named Executive Officer entering into a release and agreeing to maintain the confidentiality of Company confidential information for a period of two years after their termination.  Mr. Schram’s employment agreement also requires that for two years after he ceases to be employed by Deluxe, he will not engage in any business that competes with Deluxe, will not hire any Deluxe employee or induce an employee to provide confidential information to a third party, and will not induce any customer or supplier to stop doing business with the Company.

The Company also maintains retention agreements (“Retention Agreements”) with those current executives who became executive officers prior to 2010.  The Retention Agreements are addressed in greater detail in the narrative accompanying the Change of Control Calculations table appearing later in this proxy statement.  Generally speaking, however, these Retention Agreements provide incentives for the executive officer to remain with Deluxe through a change of control, and provide certain benefits in the event the executive officer’s employment is negatively impacted as a result of, or following, a change of control.  In other words, benefits are not paid out automatically upon a change of control, but only if such executive officer’s employment is negatively affected (i.e., a double trigger).  Moreover, the severance arrangements described above do not apply if the executive officer’s employment is terminated following a change of control under circumstances that would entitle them to receive benefits under the Retention Agreements.  The Retention Agreements comply with Section 409A, have a renewable term of two years, place a limit on tax gross-up payments, and provide a payment multiple of three times salary and bonus for the CEO, two times for Senior Vice Presidents, and one time for Vice Presidents on the Executive Leadership Team.  No new Retention Agreements were entered into by the Company during 2011, nor were any pre-existing Retention Agreements materially amended during the year.

Advisory Vote on Say-on-Pay and Frequency of Holding Future Say-on-Pay Votes

At the 2011 annual meeting of shareholders, the results of our shareholders’ advisory vote on the compensation of our Named Executive Officers (“say-on-pay”) were as follows:

•	34,792,130 shares “For” (or 95.03% of the shares voted);

•	1,690,330 shares “Against” (or 4.62% of the shares voted); and

•	129,725 shares “Abstain” (or 0.35% of the shares voted).

The Compensation Committee considered the results of the say-on-pay advisory vote.  Given that these results reflected strong support for our Named Executive Officers’ compensation, the Committee did not make any changes to executive compensation policies and decisions directly as a result of the 2011 say-on-pay advisory vote.  Nevertheless, we continue to monitor best practices with respect to the design of executive compensation programs, assess our compensation programs in light of our strategic initiatives for delivering shareholder value, regularly assess risk inherent in our compensation programs, and solicit views of analysts and investors in the course of our regular interactions with them.

The simultaneous advisory vote of shareholders with respect to the preferred frequency for holding say-on-pay votes resulted in significant support for a say-on-pay vote every year, as recommended by the Board of Directors.  The Board of Directors adopted the recommended frequency.  As a result, shareholders are again asked to provide an advisory vote on the compensation of our Named Executive Officers as Item 2 appearing earlier in this proxy statement.

Compliance with Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code limits the deductibility of compensation in excess of $1 million paid to certain executive officers, unless such compensation qualifies as “performance-based compensation.”  Among other things, in order to be deemed performance-based compensation for Section 162(m) purposes, the compensation must be based on the achievement of pre-established, objective performance criteria and must be pursuant to a plan that has been approved by Deluxe’s shareholders.  The 2009 Cash Performance Plan (“2009 CPP”) discussed above incorporated a minimum retention payment feature in the event the threshold performance levels could not be achieved.  Although the Company did in fact achieve its threshold performance objectives under the 2009 CPP, the retention feature prevents the Company from treating payouts under this Plan (which are reported for 2011 in the Summary Compensation Table found later in this proxy statement) as performance-based compensation under Section 162(m).  With the exception of a portion of Mr. Schram’s compensation related to the 2009 CPP, however, we expect that all compensation paid in 2011 to the executive officers under the plans and programs described above will qualify for deductibility, either because the compensation is below the threshold for non-deductibility provided in Section 162(m) or because the payment of such compensation complies with the performance-based compensation provisions of Section 162(m).

The Company believes that it is important to continue to be able to take all available tax deductions with respect to the compensation paid to its executive officers, and has taken such actions as may be necessary to continue to qualify significant portions of executive compensation as performance-based under Section 162(m).  This includes asking our shareholders to approve the 2012 Annual Incentive Plan and 2012 Long-Term Incentive Plan described later in this proxy statement.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the foregoing Compensation Discussion and Analysis.  Based on our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and be incorporated by reference into Deluxe Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011.

MEMBERS OF THE COMPENSATION COMMITTEE

Don J. McGrath, Chair
Charles A. Haggerty
Neil J. Metviner
Stephen P. Nachtsheim

Executive Compensation Tables

The Summary Compensation Table, 2011 All Other Compensation Supplemental Table, and Grants of Plan-Based Awards in 2011 table presented on the following pages summarize the total compensation paid to or earned by our Named Executive Officers, which include (i) each of the individuals who served as Deluxe’s Chief Executive Officer or Chief Financial Officer during any part of 2011, and (ii) the next three most highly compensated individuals serving as executive officers at the end of the year.  The following narrative is provided to help you understand the information presented in those tables.

The base salaries of Named Executive Officers were generally set at or near the median for executive officers of the S&P Mid-Cap 400 companies in similar positions.  Where comparable salary data could not be derived from proxy information filed by S&P Mid-Cap 400 companies, data derived from broad-based compensation surveys, appropriately adjusted through the use of regression analysis, was considered by the Compensation Committee.  The Named Executive Officers participate in the Company’s Annual Incentive Plan, under which bonuses can be earned based on pre-established performance criteria.  For 2011, these criteria included adjusted revenue, adjusted operating income and a pre-defined set of initiatives developed to support the Company’s growth strategy.  As discussed in the Compensation Discussion and Analysis section of this proxy statement, the Compensation Committee determined that the Company exceeded the threshold levels of performance established for the various criteria, and therefore approved Annual Incentive Plan payments for 2011.

All of the Named Executive Officers participate in a long-term incentive program (“LTIP”), pursuant to which they were awarded stock options and cash performance plan awards that provide for future pay-outs based upon longer term financial metrics.  The aggregate target value of LTIP awards approximates the median of long-term incentive compensation provided to executive officers in the S&P Mid-Cap 400 group of companies.  LTIP awards to Named Executive Officers were granted on the same day as awards to all eligible employees.  The exercise price of options is the closing price of Deluxe’s stock on the grant date.  The options vest annually in three equal installments beginning on the first anniversary of the grant date.

The cash performance plan (“CPP”) for 2011 employs a three-year performance period, and measures the level of non-check services revenue achieved by the end of 2013 with a threshold measure of profitability before any amount can be earned.   Payouts under the CPP occur after the completion of the relevant performance period (assuming performance goals are achieved), at which time the payouts would be reflected in the Summary Compensation Table.  Awards made under the 2009 CPP were based on a two-year performance period expiring at the end of 2010, but were subject to an additional requirement that eligible participants remain employed with the Company through 2011.  The 2009 CPP measured non-check revenue as a percent of total revenue, combined with a threshold measure of profitability.  The Committee concluded that the Company exceeded the threshold for performance for the 2009 CPP and approved payments to be made under that plan.  Such payments are reflected in the Summary Compensation Table amounts reported for 2011.

The Named Executive Officers, other than the CEO, also participate in a program that provides a quarterly cash allowance for personal expenses typically incurred by executives, as discussed in the Compensation Discussion and Analysis section of this proxy statement.

Year-Over-Year Comparisons

The CPP was first introduced in 2009, as a replacement for restricted stock.  Under SEC reporting rules, the value of our pre-2009 restricted stock grants was reported in the year of grant, whereas CPP payouts are not reported until after completion of the associated performance period and satisfaction of all other conditions attached to the award.  Given that 2011 is the first year in which payouts under the CPP are included in the Summary Compensation Table (as Non-Equity Incentive Plan Compensation), and that pre-2009 restricted grants were reported prior to 2009, the transition from restricted stock to the CPP in 2009 results in a gap in the way long-term incentive value is reported in the Summary Compensation Table, in that no value attributable to pre-2009 restricted stock grants or the CPP is reflected during 2009 or 2010.  As a result, the 2011 increase in Non-Equity Incentive Plan Compensation reported in the Summary Compensation Table does not reflect an overall increase in targeted incentive compensation levels, but is due to 2011 being the first year in which CPP payouts appear in the Summary Compensation Table.

SUMMARY COMPENSATION TABLE

Name	Year	Salary ($)	Stock Awards1 ($)	Option Awards2 ($)	Non-Equity Incentive Plan Compensation3 ($)	All Other Compensation4 ($)	Total ($)
Lee J. Schram Chief Executive Officer	2011 2010 2009	805,000 785,000 785,000	0 0 0	1,018,960 918,182 465,617	1,468,283 803,114 719,809	19,845 81,915 153,615	3,312,088 2,588,211 2,124,041
Terry D. Peterson5 Senior Vice President & Chief Financial Officer	2011 2010 2009	364,167 335,000 303,333	182,559 185,054 127,559	322,420 275,041 46,365	153,251 82,276 36,460	54,280 63,794 44,800	1,076,677 941,165 558,517
Anthony C. Scarfone Senior Vice President, General Counsel & Secretary	2011 2010 2009	345,833 335,000 335,000	0 549,990 0	254,740 213,691 108,466	360,858 205,638 184,308	53,125 81,020 63,618	1,014,556 1,385,339 691,392
Malcolm J.McRoberts6 Senior Vice President, Small Business Services	2011 2010 2009	316,667 256,250 250,000	0 0 0	163,128 106,846 54,233	233,289 131,081 114,619	39,530 99,841 160,960	752,614 594,018 579,812
Peter J. Godich Senior Vice President, Fulfillment	2011	285,000	0	118,440	200,677	39,025	643,142

1
The amounts in this column reflect the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 for awards of stock during the fiscal years ended December 31, 2011, 2010 and 2009.  Assumptions used in the calculation of these amounts are included in Note 10 to the Company’s Consolidated Financial Statements filed as part of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.  As described in the Compensation Discussion and Analysis section of this proxy statement, recipients of awards under the Annual Incentive Plan (“AIP”) may elect to receive all or a portion of their incentive compensation in the form of restricted stock units.  If an election is made to receive restricted stock units in lieu of cash, the amount of the cash foregone is increased at a “match” rate established by the Compensation Committee in determining the number of units awarded.  The aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for these stock units is reflected in this column.

For all years reported, the match rate was 50 percent.  For AIP awards earned during 2011, restricted stock units were granted on January 24, 2012 in lieu of cash compensation in the amount of 7,795 units ($182,559) to Mr. Peterson.  For AIP awards earned during 2010, restricted stock units were granted on January 25, 2011 in lieu of cash compensation in the amount of 7,606 units ($185,054) to Mr. Peterson.  For AIP awards earned during 2009, restricted stock units were granted on January 26, 2010 in lieu of cash compensation in the amount of 8,099 units ($127,559) to Mr. Peterson.  The number of restricted stock units received was based on the closing price of the Company’s common stock on the date of grant of such units ($23.42 on January 24, 2012, $24.33 on January 25, 2011 and $15.75 on January 26, 2010, respectively).  The portion of each executive’s AIP compensation paid in cash is included in the “Non-Equity Incentive Plan Compensation” column.  The estimated possible threshold, target, and maximum values for the 2011 AIP, including the 50 percent match based on the individual elections made by each Named Executive Officer prior to the start of the plan period, are listed in the “Grants of Plan-Based Awards in 2011” table.

The 2010 stock award value for Mr. Scarfone reflects a restricted stock grant made under the Company’s Stock Incentive Plan in recognition of foregone value associated with previously awarded equity compensation.  The 2010 grant vests over a period of two years, and is subject to forfeiture and/or clawback if Mr. Scarfone voluntarily terminates his employment or is terminated by the Company for cause prior to expiration of the two-year period.

2
The amounts in this column reflect the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 for awards of stock options during the fiscal year ended December 31, 2011, 2010 and 2009.    Assumptions used in the calculation of these amounts are included in Note 10 to the Company’s Consolidated Financial Statements in our Annual Reports on Form 10-K for the years ended December 31, 2011, 2010 and 2009, as applicable.

3
For 2011, the amounts listed in this column reflect cash amounts paid to the Named Executive Officers under the 2011 AIP and 2009 CPP.  As explained earlier in this proxy statement, CPP payouts (if any) appear in this table upon completion of the multi-year performance period attached to the award.  The CPP was first introduced as part of the long-term incentive program in 2009, as a replacement for restricted stock, with 2011 being the first year of potential payouts under the CPP.  Amounts reported for 2009 and 2010, therefore, by comparison, would not include any CPP payouts.  As described in the Compensation Discussion and Analysis section and note 1 to this table, recipients of awards under the AIP may elect to receive all or a portion of their incentive compensation in the form of restricted stock units.  If an election is made to receive restricted stock units, the amount of the cash foregone is increased (or matched) at a rate established by the Compensation Committee in determining the number of units awarded.  The FASB ASC Topic 718 aggregate grant date fair value attributable to awards taken as restricted stock units is listed in the “Stock Awards” column, while the portion of AIP compensation paid in cash is listed in this column.  The estimated possible threshold, target and maximum values for the 2011 AIP, including the 50 percent match based on the individual elections made by each Named Executive Officer prior to the start of the plan period, are included in the “Grants of Plan-Based Awards in 2011” table.  For 2011, the Named Executive Officers received the following cash amounts in connection with the specified plans: Mr. Schram AIP ($747,383) CPP ($720,900), Mr. Peterson AIP ($81,161) CPP ($72,090), Mr. Scarfone AIP ($192,648) CPP ($168,210), Mr. McRoberts AIP ($149,184) CPP ($84,105), Mr. Godich AIP ($128,587) CPP ($72,090).  For 2011, 2010 and 2009, Mr. Peterson elected to defer a portion of his AIP compensation in the form of restricted stock units.  The cash portion of Mr. Peterson’s 2011 AIP ($81,161), 2010 AIP ($82,276), and 2009 AIP ($36,460) is included in this column.  The deferred stock unit portion of his 2011 AIP ($182,575), 2010 AIP ($185,054) and 2009 AIP ($127,559) reported in the “Stock Awards” column includes a 50 percent match as established by the Compensation Committee.

4	A detailed description of the amounts listed in this column is contained in the “2011 All Other Compensation Supplemental Table” immediately following this table.

5	Mr. Peterson was promoted on November 1, 2009 from Vice President of Investor Relations, Chief Accounting Officer to Senior Vice President, Chief Financial Officer.

6	Mr. McRoberts changed positions on March 1, 2011 from Senior Vice President, Chief Information and Technology Officer to Senior Vice President, Small Business Services.

2011 ALL OTHER COMPENSATION SUPPLEMENTAL TABLE

Name	Perks and Other Personal Benefits1 ($)	Company Contributions to Defined Contribution Plans ($)	Dividends or Earnings on Stock or Option Awards2 ($)	Total ($)
Lee J. Schram	11,270	8,575	0	19,845
Terry D. Peterson	30,000	8,575	15,705	54,280
Anthony C. Scarfone	30,000	8,575	14,550	53,125
Malcolm J. McRoberts	30,000	8,575	955	39,530
Peter J. Godich	30,000	8,575	450	39,025

1
Amounts for Mr. Schram reflect the premium paid by the Company for a supplemental long-term disability insurance policy to provide him with coverage equal to two-thirds of his base salary in the event of a disability meeting the requirements of the policy. Amounts for all other Named Executive Officers reflect a Personal Choice Program cash allowance.  There is no tax gross-up for the supplemental coverage or the Personal Choice Program.

2
Amounts reflect dividends and dividend equivalents paid on restricted stock and restricted stock units, respectively.  Dividend equivalents are paid at the same rate and at the same time as regularly declared dividends.

GRANTS OF PLAN-BASED AWARDS IN 2011

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards 1			Estimated Possible Payouts Under Equity Incentive Plan Awards 2
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	All Other Option Awards: Number of Securities Underlying Options 3 (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards 4 ($)
Lee J. Schram
Long-Term Incentive Program	2/16/11	198,000	600,000	1,200,000	--	--	--	108,400	25.59	1,018,960
Annual Incentive Plan	2/16/11	392,500	785,000	1,570,000	--	--	--	--	--	--
Terry D. Peterson
Long-Term Incentive Program	2/16/11	62,700	190,000	380,000	--	--	--	34,300	25.59	322,420
Annual Incentive Plan	2/16/11	40,200	80,400	160,800	90,450	180,900	361,800	--	--	--
Anthony C. Scarfone
Long-Term Incentive Program	2/16/11	49,500	150,000	300,000	--	--	--	27,100	25.59	254,740
Annual Incentive Plan	2/16/11	100,500	201,000	402,000	--	--	--	--	--	--
Malcolm J. McRoberts
Long-Term Incentive Program	2/16/11 3/1/11	23,100 9,900	70,000 30,000	140,000 60,000	--	--	--	12,600 4,900	25.59 25.11	118,440 44,688
Annual Incentive Plan	2/16/11	68,750	137,500	275,000	--	--	--	--	--	--
Peter J. Godich
Long-Term Incentive Program	2/16/11	23,100	70,000	140,000	--	--	--	12,600	25.59	118,440
Annual Incentive Plan	2/16/11	60,000	120,000	240,000	--	--	--	--	--	--

1
Long-Term Incentive Program: The Long-Term Incentive Program consists of a Cash Performance Plan (“CPP”) and Stock Options.  The CPP is a non-equity incentive plan, and Stock Options are addressed in footnote 3.  The Long-Term Incentive Program is further described in the Compensation Discussion and Analysis section of this proxy statement. The amounts listed in the designated row for each Named Executive Officer reflect the estimated future cash payouts under the CPP at the time the performance targets were established in 2011 for the three-year Performance Period ending December 31, 2013.

Annual Incentive Plan: The amounts listed in the designated row for each Named Executive Officer reflect the estimated future cash payouts under the Annual Incentive Plan (“AIP”) for 2011 at the time the performance targets were established, based on each Named Executive Officer’s election to receive any such payouts in cash (i.e., non-equity), restricted stock units (i.e., equity), or a combination of the two.  The actual payouts under the Annual Incentive Plan for 2011 are reflected in the “Summary Compensation Table” and a more complete explanation of the AIP appears in the Compensation Discussion and Analysis portion of this proxy statement.

2
The amounts listed here reflect the estimated equity payout under the AIP for 2011 based on the executive’s election to receive all, or a portion, of his payout in restricted stock units, which includes the 50% match provided on portions of the AIP payout elected to be received by the executive in the form of restricted stock units.  Restricted stock units vest on the second anniversary of the grant date.  In the event an executive’s employment ends for reasons other than cause prior to the expiration of the restriction period, the executive would receive the base amount allocated to restricted stock units prior to the 50% match.  A termination for cause would result in forfeiture of the full award.

3
Stock options have seven-year terms and vest 33-1/3 percent per year over three years on successive anniversaries of the grant date.  The exercise price of all options is the closing price of the Company’s stock on the grant date.  The stock options are awarded as part of the Company’s Long-Term Incentive Program.

4
The grant date fair value of options is based on the stock price at the time of grant multiplied by the Black-Scholes value.  The Black-Scholes value on February 16, 2011 was 36.7 percent, or approximately $9.40 per option and on March 1, 2011 was 36.3 percent, or approximately $9.12 per option.

OUTSTANDING EQUITY AWARDS AT 2011 FISCAL YEAR-END

		Option	Awards		Stock	Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock Held That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested 1 ($)
Lee J. Schram	182,000		23.50	5/1/2013
	193,200		32.65	2/13/2014
	117,400		22.52	2/20/2015
	55,233	55,2332	9.73	2/18/2016
	44,400	88,8003	18.28	2/17/2017
		108,4004	25.59	2/16/2018
Terry D. Peterson	2,150		39.63	4/27/2012	8,0996	184,333
	10,800		26.58	2/14/2013	7,6067	173,113
	15,400		32.65	2/13/2014
	11,700		22.52	2/20/2015
		5,5002	9.73	2/18/2016
	11,058	26,6003	18.28	2/17/2017
		34,3004	25.59	2/16/2018
Anthony C. Scarfone	4,800		39.63	4/27/2012	14,550 8	331,158
	26,100		26.58	2/14/2013
	45,000		32.65	2/13/2014
	27,400		22.52	2/20/2015
	25,734	12,8662	9.73	2/18/2016
	10,334	20,6663	18.28	2/17/2017
		27,1004	25.59	2/16/2018
Malcolm J. McRoberts	17,414		22.92	5/19/2015
	12,867	6,4332	9.73	2/18/2016
	5,167	10,3333	18.28	2/17/2017
		12,6004	25.59	2/16/2018
		4,9005	25.11	3/1/2018
Peter J. Godich	1,328		39.63	4/27/2012
	5,733		26.58	2/14/2013
	8,300		32.65	2/13/2014
	6,600		22.52	2/20/2015
	3,800		19.64	6/18/2015
		5,5002	9.73	2/18/2016
	4,434	8,8663	18.28	2/17/2017
		12,6004	25.59	2/16/2018

1	Based on the closing price of Deluxe common stock on the NYSE on December 30, 2011 ($22.76 per share).

2	Stock options granted on February 18, 2009 will vest on February 18, 2012.

3	Stock options granted on February 17, 2010 vest in two equal installments on February 17, 2012 and February 17, 2013.

4	Stock options granted on February 16, 2011 vest in three equal installments on February 16, 2012, February 16, 2013 and February 16, 2014.

5	Stock options granted on March 1, 2011 vest in three equal installments on March 1, 2012, March 1, 2013 and March 1, 2014.

6	Restricted stock units granted on January 26, 2010 will vest on January 26, 2012.

7	Restricted stock units granted on January 25, 2011 will vest on January 25, 2013.

8	Restricted stock granted on February 18, 2010 will vest on February 18, 2012.

2011 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Lee J. Schram1	0	0	26,400	686,136
Terry D. Peterson2	13,242	196,146	2,600	67,574
Anthony C. Scarfone3	0	0	20,650	536,694
Malcolm J. McRoberts4	0	0	3,818	102,093
Peter J. Godich5	6,941	118,066	2,300	56,825

1	For Mr. Schram, 26,400 shares of restricted stock vested on February 20, 2011 at a value of $25.99 per share.

2
Mr. Peterson exercised 11,000 stock options (exercise price of $9.73 per share) and 2,242 stock options (exercise price of $18.28 per share) on February 18, 2011 at a value of $25.99 per share.  On February 20, 2011, 2,600 shares of restricted stock vested at a value of $25.99 per share.

3	For Mr. Scarfone, 20,650 shares of restricted stock vested on February 20, 2011 at a value of $25.99 per share.

4	For Mr. McRoberts, 3,818 shares of restricted stock vested on May 19, 2011 at a value of $26.74 per share.

5
Mr. Godich exercised 6,941 stock options (exercise price of $9.73 per share) on May 19, 2011 at a value of $26.74 per share.  On February 20, 2011, 1,400 shares of restricted stock vested at a value of $25.99 per share and on June 18, 2011, 900 shares of restricted stock vested at a value of $22.71 per share.

Deferred Compensation Plan

Deluxe’s Deferred Compensation Plan permits eligible employees to defer annually the receipt of up to 100 percent of base salary, and up to 50 percent of bonuses. In connection with this Plan, Deluxe has created a non-qualified grantor trust (commonly known as a “Rabbi Trust”) through which Deluxe’s obligations under the Plan are funded. No assets are set aside for individual participants in the Plan, and the trust assets remain subject to the claims of Deluxe’s creditors. Amounts deferred under the Plan are payable on the earliest to occur of a change of control of Deluxe, the participant’s termination of employment, disability or death, or the date for payment selected by the participant, unless a delay in payments is otherwise required by Section 409A.  Deferred amounts are credited with gains and losses based on the performance of deemed investment options (i.e., phantom funds) selected by the participant.  Deluxe also may make ERISA excess payments and/or contributions of benefit plan equivalents to participants’ accounts if IRS limits or the deferrals made by a participant under this Plan have the effect of reducing the contributions they otherwise would receive from Deluxe under the Company’s qualified benefit plans.

NON-QUALIFIED DEFERRED COMPENSATION

Name	Company Contributions in Last FY1 ($)	Aggregate Earnings in ast FY2 ($)	Aggregate Balance at Last FYE3 ($)
Lee J. Schram	25,380	127	77,089
Terry D. Peterson	4,230	33	20,194
Anthony C. Scarfone	4,230	10,043	506,737
Malcolm J. McRoberts	529	1	730
Peter J. Godich	0	10	5,797

1
Amounts represent ERISA excess and benefit plan equivalent payments to restore retirement plan contributions that could not be made to the Named Executive Officers’ qualified retirement plan accounts due to IRS wage limits or that were lost due to the executive’s election to defer compensation.  These payments are made after the end of the year to which they relate.  As a result, amounts shown in this table would be reported for the preceding fiscal year in the “All Other Compensation” column of the Summary Compensation Table.

2
Participants in this plan allocate their deferrals into phantom funds similar to the funds available under the Company’s qualified retirement plans.  Amounts reported reflect the performance of these phantom funds.

3	The amounts reported in previous years’ Summary Compensation Tables were $76,757 for Mr. Schram; $19,989 for Mr. Peterson; $218,253 for Mr. Scarfone; $529 for Mr. McRoberts; $0 for Mr. Godich.

Severance, Retention and Change of Control Arrangements

Deluxe has standard severance arrangements or agreements with each of its Named Executive Officers.  Mr. Schram’s employment agreement contains provisions with respect to severance, and the other Named Executive Officers are subject to separate severance agreements (collectively “severance arrangements”).  An Addendum to these severance arrangements was entered into with each of the Named Executive Officers whose employment continued at the end of 2008 to ensure compliance with Section 409A.  The arrangements are intended to facilitate the executive’s attention to the affairs of Deluxe and to recognize their key role within the Company.  Under Mr. Schram’s arrangement, he would be eligible to receive severance benefits if his employment is terminated without Cause by Deluxe or by him with Good Reason.  Under his employment agreement, “Good Reason” includes (1) a material reduction in authority, duties or responsibilities without his written consent; (2) a material reduction in his total compensation or a failure by the Company to comply with his employment agreement; (3) a termination of his employment by the Company in a manner that does not comply with his employment agreement; or (4) a request by the Company that he act or omit to act in a way that violates the Company's ethical guidelines or practices.  Mr. Schram’s employment agreement provides the following benefits if he is terminated by Deluxe without cause or he terminates his employment for Good Reason:  (1) 12 monthly payments of his then current monthly base salary; (2) for a period of 12 months following completion of the initial 12 months of salary continuation, an additional monthly payment equal to the amount, if any, that his monthly base pay as of termination exceeds any monthly compensation he may earn from subsequent employment in that month; (3) executive level outplacement services for up to 12 months; and (4) an additional lump-sum payment of $13,000 to assist with expenses incurred in connection with his transition.

The severance arrangements with the other Named Executive Officers contain a similar definition of “Good Reason” and add, as an additional basis for resigning with Good Reason, a requirement to relocate more than 50 miles from his or her then current location.  If these executives are terminated by Deluxe without Cause or the executive terminates his or her employment for Good Reason, he or she will receive payments calculated on the same basis as the payments that Mr. Schram would receive, except that any additional monthly payment following the first 12 months of salary continuation would last for only six months.  Receipt of these benefits by Mr. Schram or any other Named Executive Officers is conditioned upon the executive entering into a release.  The Named Executive Officers are required by their severance arrangements to maintain the confidentiality of Company confidential information for a period of two years after their termination.  Mr. Schram’s employment agreement also requires that for two years after he ceases to be employed by Deluxe he will not engage in any business that competes with Deluxe, will not hire any Company employee or induce an employee to provide confidential information to a third party, and will not induce any customer or supplier to stop doing business with the Company.

The severance arrangements are not effective if the executive’s employment is terminated following a change of control under circumstances that would entitle them to receive benefits under the retention agreements described below (“Retention Agreements”).

The Company maintains Retention Agreements with Mr. Schram, those Senior Vice Presidents who were named to their positions prior to 2010 and select Vice Presidents who are members of the Executive Leadership Team (hereinafter, “Executives”) that are designed to ensure that Deluxe will receive the continued service of the Executive in the event of a change of control, by reducing the distraction that could be caused by personal uncertainty about their compensation and benefits under those circumstances.  Under the Retention Agreements, each of the participating Executives agrees to remain employed by Deluxe, and Deluxe agrees to continue to employ each Executive, until the second anniversary following a “Change of Control” (as that term is defined in the Retention Agreements).  During the two-year period (the “Employment Period”), each Executive is entitled to maintain a position, authority, duties and responsibilities at least commensurate with the most significant of those held by the Executive during the 180-day period prior to the date (the “Effective Date”) of the Change of Control.  The annual base salary of an Executive may not be reduced below that earned by the Executive during the twelve-month period preceding the Effective Date, provided, however, that the annual base salary may be reduced to an amount that is not less than 90 percent of the base salary in effect on the Effective Date pursuant to an across-the-board reduction of base salary similarly affecting all executive officers of Deluxe.  In determining any increase in an Executive’s base salary during the Employment Period, the Executive is to be treated in a manner consistent with other peer executives. The Executives are also entitled to receive annual incentive payments during the Employment Period on the same basis as other peer executives. During the Employment Period, each Executive is also entitled to participate in Deluxe’s stock incentive, retirement, and other benefit plans on the same basis as Deluxe’s other Executives, and the benefits to the Executives under such plans generally may not be reduced from those provided during the one-year period prior to the Effective Date.

If, during the Employment Period, Deluxe terminates a participating Executive’s employment other than for “Cause” or “Disability,” or the Executive terminates his or her employment for “Good Reason” (as those terms are defined in the Retention Agreements), the Executive is entitled to a lump-sum payment equal to the sum of any unpaid base salary, deferred compensation and accrued vacation pay through the date of termination, plus a pro-rated annual incentive payment for the year of termination based on the greater of (1) the Executive’s target bonus under Deluxe’s Annual Incentive Plan in respect of the year in which the termination occurs or, if greater, for the year in which the Change of Control occurs (the “Target Bonus”) and (2) the annual incentive payment that the Executive would have earned for the year in which the termination occurs based upon projecting to the end of that year Deluxe’s actual performance through the termination date.  In addition, the Executive is entitled to receive a lump-sum payment equal to a multiple of the sum of the Executive’s annual base salary and the higher of the Target Bonus or the average of the Executive’s annual incentive payments for the last three full fiscal years prior to the Effective Date, plus the amount that would have been contributed by Deluxe or its affiliates to the retirement and supplemental retirement plans in which the Executive participated prior to his or her termination.  This multiple (hereinafter “payment multiple”) is three times for the CEO,  two times for the Senior Vice Presidents and one time for the Vice Presidents.  Certain resignations and terminations in anticipation of a Change of Control also constitute qualifying terminations.  After a qualifying termination of employment, the Executives are also entitled to the continuation of their medical, disability, life and other health insurance benefits for the number of years corresponding to the applicable payment multiple and to certain out-placement services.

The Retention Agreements generally eliminate a tax gross-up payment to the Executive if the after-tax benefit, including a gross-up payment, does not equal at least $50,000 when contrasted with a reduction in the payments under the Retention Agreement to a level that would not result in an excise tax under Section 4999 of the Internal Revenue Code.  In 2007, the Compensation Committee authorized the replacement of prior forms of the Retention Agreements with the result that the present forms comply with Section 409A, reduced the renewable duration of the agreements, placed a limit on tax gross-up payments, and also included a reduction in the salary and bonus payment multiple for the Senior Vice Presidents.  No new Retention Agreements were entered into by the Company in 2011, nor were any pre-existing Retention Agreements materially amended during the year.

Deluxe also has used standard forms of stock option, restricted stock and cash performance award agreements in conjunction with its long-term incentive program that provide for vesting of the awards, in whole or in part, upon certain events, including termination of the employee without cause or following a change of control.  Generally speaking, for equity awards issued prior to 2007, stock options vest in full, and restricted stock vests pro rata, upon termination without Cause or a Change of Control.  For equity awards issued in 2007 and later, vesting upon a Change of Control will only occur if the acquiring or surviving entity fails to honor the award agreements with comparable equity, or if the employee is terminated without “Cause” or resigns for “Good Reason” (as those terms are defined in the applicable award agreement) following the Change of Control.  For cash performance awards, if the employee is terminated without Cause or resigns for Good Reason more than one year into the performance period, they will be entitled to a pro rata payment of any payment to which they would otherwise have been entitled had their employment continued through the term of the agreement.  If the termination without Cause or resignation for Good Reason is in connection with or following a Change of Control, the employee will receive, within forty-five days of their termination or resignation, a pro rata payment of the target award amount provided for in their agreement.

The foregoing summary is qualified in its entirety by reference to the complete text of Mr. Schram’s employment agreement, and the forms of Retention Agreement, severance agreement, stock option, restricted stock and cash performance award agreements, all of which are filed as exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.

The following table illustrates the benefits that would be received by the current Named Executive Officers under the severance arrangements described above, assuming a hypothetical qualifying severance occurring on the last business day of the prior fiscal year.

SEVERANCE CALCULATIONS

Name	Salary Continuation1 ($)	Outplacement2 ($)	Stock Option Acceleration 3 ($)	Restricted tock Acceleration 4 ($)	Other 5 ($)	Total ($)
Lee J. Schram	1,618,000	38,500	719,686	0	13,000	2,389,186
Terry D. Peterson	555,000	38,500	190,833	0	13,000	797,333
Anthony C. Scarfone	522,000	38,500	260,228	303,573	13,000	1,137,301
Malcolm J. McRoberts	487,500	38,500	130,114	0	13,000	669,114
Peter J. Godich	405,000	38,500	111,385	0	13,000	567,885

1
Salary continuation benefits include twelve months of full salary, plus the difference in compensation otherwise earned by the individual and their base salary at termination from Deluxe for an additional (a) twelve months for the CEO, and (b) six months for the other executives.  Amounts shown assume no employment is secured after the initial twelve months, and therefore reflects maximum amounts payable.

2	Estimated cost of outplacement services for twelve months.

3
Accelerated vesting on stock options at the time of termination, with three months to exercise.  The value is based on the closing price of Deluxe common stock on the NYSE on December 30, 2011 ($22.76 per share).

4	Pro-rata acceleration of vesting on restricted stock based on the date of termination. Value based on the closing price of Deluxe common stock on the NYSE on December 30, 2010 ($22.76 per share).

5	Lump-sum payment in lieu of benefits continuation.

The following tables illustrate the benefits that would be received by the current Named Executive Officers under the Retention Agreements described above, assuming a hypothetical triggering event occurring on the last business day of the prior fiscal year.

CHANGE OF CONTROL CALCULATIONS

Name	Type of Compensation	Due on Change of Control followed by termination by Company without Cause or by Executive for Good Reason ($)	Due on Change of Control ($)

	Severance1	4,854,000	0
	Pro-Rata Bonus2	809,000	0
	Long-Term Cash Performance Plan3	400,000	0
	Vesting of Options4	2,755,807	0
	Vesting of Restricted Stock5	0	0
Lee J. Schram	Benefit Continuation6	77,742	0
	Outplacement7	38,500	0
	Total Payments Before Excise Tax	$8,935,049	0
	Excise Tax Gross-Up8	1,202,639	0
	Total	$10,137,688	0

	Severance1	1,184,000	0
	Pro-Rata Bonus2	222,000	0
	Long-Term Cash Performance Plan3	120,000	0
	Vesting of Options4	393,747	0
	Vesting of Restricted Stock5	357,446	357,446
Terry D. Peterson	Benefit Continuation6	26,052	0
	Outplacement7	38,500	0
	Total Payments Before Excise Tax	$2,341,745	$357,446
	Excise Tax Gross-Up8	350,641	0
	Total	$2,692,386	$357,446

Name	Type of Compensation	Due on Change of Control followed by termination by Company without Cause or by Executive for Good Reason ($)	Due on Change of Control ($)

	Severance1	1,113,600	0
	Pro-Rata Bonus2	208,800	0
	Long-Term Cash Performance Plan3	93,333	0
	Vesting of Options4	641,838	0
	Vesting of Restricted Stock5	331,158	0
Anthony C. Scarfone	Benefit Continuation6	26,252	0
	Outplacement7	38,500	0
	Total Payments Before Excise Tax	$2,453,481	0
	Excise Tax Gross-Up8	0	0
	Total	$2,453,481	0

	Severance1	975,000	0
	Pro-Rata Bonus2	162,500	0
	Long-Term Cash Performance Plan3	46,667	0
	Vesting of Options4	320,919	0
	Vesting of Restricted Stock5	0	0
Malcolm J. McRoberts	Benefit Continuation6	25,842	0
	Outplacement7	38,500	0
	Total Payments Before Excise Tax	$1,569,428	0
	Excise Tax Gross-Up8	0	0
	Total	$1,569,428	0

	Severance1	810,000	0
	Pro-Rata Bonus2	135,000	0
	Long-Term Cash Performance Plan3	40,000	0
	Vesting of Options4	274,579	0
	Vesting of Restricted Stock5	0	0
Peter J. Godich	Benefit Continuation6	25,570	0
	Outplacement7	38,500	0
	Total Payments Before Excise Tax	$1,323,649	0
	Excise Tax Gross-Up8	216,753	0
	Total	$1,540,402	0

1
Severance is equal to three times for Mr. Schram, and two times for Messrs. Peterson, Scarfone,  McRoberts and Godich, the total of (a) the current base salary, plus (b) the higher of the individual’s target annual bonus or the average actual bonus earned for each of the prior three years.

2	Pro-rata bonus equal to the greater of pro-rata bonus at expected performance or pro-rata target bonus.

3
No payout of the cash performance plan award prior to the first year of performance; termination following the first year of performance but prior to the end of the performance period results in a pro-rata payout assuming target performance.  As a result and reflected above, the 2011 plan does not payout and the 2010 plan pays out pro-rata at target.

4
The amount listed in the column titled “Due on Change of Control followed by termination by Company without Cause or by Executive for Good Reason” reflects full acceleration of options.  The amount listed in the column titled “Due on Change of Control” reflects full acceleration of options for grants made prior to 2007 and no acceleration on stock options granted in 2007 or later.

5
The amount listed in the column titled “Due on Change of Control followed by termination by Company without Cause or by Executive for Good Reason” for Mr. Scarfone reflects full acceleration of restricted stock.  Currently outstanding restricted stock awards do not vest upon a Change of Control unless the surviving entity fails to honor award agreements with comparable equity (i.e., a double trigger).  Therefore, no accelerated vesting is assumed in the column titled “Due on Change of Control”.  The amounts listed for Mr. Peterson reflect accelerated vesting of restricted stock units elected to be received in lieu of a portion of Mr. Peterson’s 2009 and 2010 cash bonus under the Annual Incentive Plan.

6	Assumes annual Medical, Life, Dental & Vision (and Disability for Schram) for three years for Mr. Schram, and two years for Messrs. Peterson, Scarfone, McRoberts and Godich.

7	Assumes full use of the 12-month executive outplacement program at an amount not to exceed $38,500.

8
The excise tax imposed by the Internal Revenue Code on excess “parachute payments” is 20 percent.  This excise tax, together with any corresponding tax gross-up, applies only if the total value of change of control payments calculated under Section 280G of the Internal Revenue Code equals or exceeds three times the average annual compensation attributable to the executive’s employment with Deluxe over the prior five–year period.  As a result, the gross-up amount shown reflects the executive’s unique earnings history with Deluxe and can vary significantly from year to year.

ITEM 3: APPROVAL OF THE 2012 ANNUAL INCENTIVE PLAN

GENERAL

As explained in the Compensation Discussion and Analysis section of this proxy statement, annual incentive compensation is an integral part of our compensation program.  In recent years, our management and highly compensated employees have received awards under Deluxe’s 2008 Annual Incentive Plan, which expires on December 31, 2013.  We are requesting your approval of the renewing plan in tandem with a request to renew our Long-Term Incentive Plan (formerly known as our Stock Incentive Plan), discussed later in this proxy statement.  The proposed 2012 Annual Incentive Plan, if approved, would become effective on January 1, 2013.  The purpose of these annual incentive plans is to advance the interests of Deluxe and its shareholders by attracting and retaining key employees through competitive compensation packages, and to provide employees with an opportunity to increase their ownership of our common stock, which will align their personal interests with Deluxe’s long-term success.  As in the case of the current plan, the proposed 2012 Annual Incentive Plan (the “2012 Incentive Plan” or “Plan”) is designed to reward executive officers and key employees only if specific, objective, predetermined performance goals are achieved during a performance period.  The proposed Plan is substantially similar to the 2008 Annual Incentive Plan.

Subject to shareholder approval, the 2012 Incentive Plan is designed so that compensation paid under the Plan will be tax deductible by Deluxe under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”).  Section 162(m) generally limits to $1,000,000 the amount that Deluxe is allowed each year to deduct for compensation paid to our chief executive officer and our three most highly compensated executive officers other than our chief financial officer (sometimes referred to as “162(m) officers”).  However, “qualified performance-based compensation” is not subject to this deductibility limit.  The 2012 Incentive Plan contains provisions necessary for the incentive payments made under the Plan to qualify as performance-based compensation, including the requirement that Deluxe’s shareholders approve the business criteria upon which performance goals are based and a limit on the maximum amount that may be paid to an executive officer with respect to any performance period.

In accordance with the requirements of Section 162(m), the 2012 Incentive Plan is being presented to shareholders for their approval.  If the shareholders approve the Plan, all incentive payments under the Plan would be deductible under Section 162(m) for the next five fiscal years.  If the Plan is not approved by shareholders, no awards would be paid to the 162(m) officers under the Plan.  In such event, the Compensation Committee could use an alternative framework for the annual incentive program, but such alternative likely would not comply with Section 162(m).

The complete text of the 2012 Incentive Plan is attached as Appendix A to this proxy statement.  The following summary is qualified in its entirety by reference to Appendix A.

SUMMARY OF THE 2012 ANNUAL INCENTIVE PLAN

Eligibility

Participation in the Plan would be limited to executive officers and other key employees selected by the Compensation Committee.  As of the date of this proxy statement, approximately 125 employees would be expected to be participants in the 2012 Incentive Plan.

Administration

The Plan would be administered by the Compensation Committee of the Board, which consists solely of individuals who qualify as “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and “outside directors” within the meaning of Section 162(m).  On or prior to the 90th day of each performance period under the Plan, the Compensation Committee must designate the participants, set the performance goals for the awards for the applicable performance period, determine the percentage of any match to be provided on that portion of awards participants elect to receive in the form of equity as opposed to cash, and determine the other terms and conditions of the awards.  Before March 15 of the year following a performance period, the Compensation Committee would be required to certify the extent to which the applicable performance goals have been achieved and the payments to be made based on that certification.  The Compensation Committee also would have the authority to interpret the Plan, and to establish rules and make any determinations for the administration of the Plan in accordance with applicable law.

The Compensation Committee would have the authority to delegate any of its powers and duties under the 2012 Incentive Plan to one or more of Deluxe’s officers or a committee of such officers, unless such delegation would cause the Plan to fail to comply with the provisions of Section 162(m).  In addition, the Compensation Committee would be prohibited from delegating its power to make determinations regarding awards for executive officers.

Determination of Incentive Awards; Payment; Recoupment of Awards

Awards granted to participants under the Plan would be specified as a dollar amount or percentage of annual base salary, as determined by the Compensation Committee.  The right to receive payment of any award would be based solely on the attainment of one or more specific, objective, predetermined performance goals selected by the Compensation Committee within the first 90 days of a performance period.  For the chief executive officer and other 162(m) officers, performance goals would be based solely on one or more of the following business criteria:  sales; margins; volume; cash flow; market share; revenue; earnings per share; share price; profits; earnings before interest expense and taxes; earnings before interest expense, interest income and taxes; earnings before interest expense, taxes, and depreciation and/or amortization; earnings before interest expense, interest income, taxes, and depreciation and/or amortization; return on equity, assets or costs; return on invested or average capital employed; economic value; or cumulative total return to shareholders.  The Compensation Committee could designate other performance criteria for awards to participants who are not 162(m) officers of Deluxe.  Performance goals could be set to relate to a particular individual, an identifiable business unit or Deluxe as a whole.

The maximum amount of any payment that could be made to an individual participant pursuant to the Plan for any performance period could not exceed $5,000,000.  Once awards have been calculated under the predetermined criteria, the Compensation Committee could not make an adjustment that would increase the payment to any 162(m) officer for any performance period, but would have discretion to reduce the payment that would otherwise be payable under the performance criteria.  The Compensation Committee would have the discretion to increase or decrease the amount of an award otherwise payable to any participant who is not a 162(m) officer.

The Compensation Committee could permit participants to elect to receive all or a portion of their incentive payment in the form of cash, shares of common stock, restricted stock units or a combination of these.  All equity compensation paid to participants would be granted under and governed by the terms and conditions of Deluxe’s 2012 Long-Term Incentive Plan, a copy of which is attached to this proxy statement and also is being submitted for shareholder approval (see Item 4 below).  The Compensation Committee could also award additional shares of common stock or restricted stock units to participants who elect to receive their incentive payment in the form of equity (i.e., provide an equity match), provided that the value of all such shares and restricted stock units, combined with other awards payable to an individual participant under the Plan, would not exceed $5,000,000 for any performance period.  Shares of common stock and restricted stock units would be granted under and governed by the terms and conditions of Deluxe’s 2012 Stock Incentive Plan.  We expect that a participant who receives restricted stock units would also receive cash payments equivalent to any cash dividends paid on a corresponding number of shares of Deluxe common stock until such time as the restricted stock units are forfeited or exchanged for shares of common stock.  Participants may also elect to defer any cash incentive payments under the Plan in accordance with any available deferred compensation plan.

Incentive payments or shares of stock units provided to a 162(m) officer could be recouped from future payments or awards to the officer if the Company is required to issue a restatement of any financial statement filed with the SEC within twelve months after the end of a performance period under the Plan.  Payments or awards under the Plan will be subject to a recoupment policy that complies with Dodd-Frank Act requirements after they are published.

Amendment and Termination

The Board of Directors would have the authority to amend, suspend or terminate the 2012 Incentive Plan without the approval of Deluxe’s shareholders unless, in the absence of shareholder approval, such action would violate the rules or regulations of the NYSE or any other securities exchange that are applicable to Deluxe.  The Plan would terminate by its terms on December 31, 2017.  No awards could be granted under the Plan after it terminates, but outstanding awards could extend beyond the termination unless otherwise expressly provided in the Plan.

Federal Tax Consequences

The following is a summary of the principal federal income tax consequences generally applicable to incentive payments that could be made under the 2012 Incentive Plan.

The amount of any cash or the dollar value of any common stock received outright and not subject to forfeiture, or common stock received upon vesting of restricted stock units granted in connection with the Plan, would be taxable as ordinary income to a participant.  Subject to the usual rules concerning reasonable compensation, and assuming that, as expected, compensation paid under the Plan is “qualified performance-based compensation” within the meaning of Section 162(m), Deluxe would be entitled to a corresponding tax deduction no later than the time a participant recognizes ordinary income from an award under the Plan.

Participants who received shares of common stock pursuant to the Plan that were not transferable and subject to a substantial risk of forfeiture would be required, unless a special election were made pursuant to the Internal Revenue Code, to recognize ordinary income equal to the fair market value of such securities, determined as of the first time such securities become transferable or were not subject to a substantial risk of forfeiture, whichever occurred earlier.  Deluxe would expect to be entitled to a corresponding tax deduction.  It is not anticipated that there would be any tax consequences to Deluxe in connection with a subsequent disposition of any securities acquired by a participant.

New Plan Benefits

No benefits or amounts have been granted, awarded or received under the 2012 Incentive Plan that were subject to shareholder approval.  In addition, the Compensation Committee, in its sole discretion, will determine the number and terms of awards that will be granted under the Plan. Accordingly, it is not possible to determine the benefits that will be received by eligible participants if the Plan is approved by our shareholders. The closing price of a share of our common stock as reported on the NYSE on March 5, 2012, the record date for the annual meeting, was $23.77.

Equity Compensation Plan Information

The following table summarizes, with respect to our equity compensation plans, the number of shares of our common stock to be issued upon exercise of outstanding options, warrants and other rights to acquire shares, the weighted-average exercise price of these outstanding options, warrants and rights and the number of shares remaining available for future issuance under our equity compensation plans as of December 31, 2011.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by shareholders	2,867,608	1	$22.44	1	5,308,448	2
Equity compensation plans not approved by shareholders	None		None		None
Total	2,867,608		$22.44		5,308,448

1
Includes awards granted under our 2008 Stock Incentive Plan and our previous stock incentive plan adopted in 2000, as amended. The number of securities to be issued upon exercise of outstanding options, warrants and rights includes outstanding stock options of 2,766,320 and restricted stock unit awards of 101,288. The restricted stock unit awards require no consideration upon vesting. Therefore, restricted stock units outstanding reduce the total weighted-average exercise price of outstanding options, warrants and rights presented in the table. The weighted-average exercise price excluding restricted stock units is $23.26.

2
Includes 3,832,889 shares reserved for issuance under our Amended and Restated 2000 Employee Stock Purchase Plan. Of the total available for future issuance, 1,475,559 shares remain available for issuance under our 2008 Stock Incentive Plan. Under this plan, full value awards such as restricted stock, restricted stock units and share-based performance awards reduce the number of shares available for issuance by a factor of 2.29, or if such an award were forfeited or terminated without delivery of the shares, the number of shares that again become eligible for issuance would be multiplied by a factor of 2.29.

BOARD VOTING RECOMMENDATION

The Board of Directors recommends that you vote FOR the proposal to approve the Deluxe Corporation 2012 Annual Incentive Plan.

ITEM 4: APPROVAL OF THE 2012 LONG-TERM INCENTIVE PLAN

GENERAL

Deluxe’s shareholders approved the Company’s current Stock Incentive Plan in 2008 (the “2008 Stock Incentive Plan”).  The 2008 Stock Incentive Plan expires on December 31, 2013.  The Company proposes to replace the 2008 Stock Incentive Plan with the 2012 Long-Term Incentive Plan (the “2012 Long-Term Incentive Plan” or “Plan”), subject to shareholder approval.  Although we are proposing to change the name of the Plan, it contains substantially the same provisions as are contained in the 2008 Stock Incentive Plan.  We believe the new name more accurately describes the types of programs that could be implemented under it.  We are requesting shareholder approval of the new Plan to be assured that the Company has available a sufficient number of shares to meet its compensation objectives.  If approved, the 2012 Long-Term Incentive Plan would immediately become effective and the 2008 Stock Incentive Plan would simultaneously terminate.  The Plan provides for grants of various types of awards that are designed to align the interests of our executive officers and other key employees with the long-term interests of our shareholders and to support Deluxe’s business objectives.  We intend to continue to rely on a combination of multi-year performance awards, options and other stock-based awards for these purposes.  This strategy is outlined in further detail in the Compensation Discussion and Analysis section of this proxy statement.  Accordingly, the Board of Directors recommends approval of the 2012 Long-Term Incentive Plan, as described below.

The 2012 Long-Term Incentive Plan would make 5 million shares available for awards under the Plan.  In accounting for usage of this authorized pool of shares, however, certain awards such as restricted stock and stock-based performance awards (referred to as “Full Value Awards”) would have the effect of reducing the available pool more than other awards, as further described below and in the Plan.  The proposed Plan also would permit performance awards paid under it to be tax deductible to Deluxe under Section 162(m), as “qualified performance-based compensation,” as did the 2008 Stock Incentive Plan.

If the 2012 Long-Term Incentive Plan is not approved by shareholders, Deluxe will continue to use the 2008 Stock Incentive Plan in its current form as the framework for its multiple year equity and cash-based incentive compensation program until its expiration date.  However, if the authorized shares are depleted prior to its expiration date, or after its expiration date, whichever comes first, we would not be able to continue to offer a long-term incentive program that employs equity awards, which could put us at a competitive disadvantage in recruiting and retaining talent, and also make it more difficult for us to align employee interests with those of our shareholders through a program that includes stock ownership.  Without shareholder approval, performance awards and similar long-term cash incentives also would not be tax deductible to the Company under Section 162(m).

The following is a summary of the material terms of the 2012 Long-Term Incentive Plan.  The complete text of the Plan is attached as Appendix B to this proxy statement. The following summary is qualified in its entirety by reference to Appendix B.

SUMMARY OF THE 2012 LONG-TERM INCENTIVE PLAN

Shares Available For Awards

The 2012 Long-Term Incentive Plan would provide for the issuance of up to 5 million shares of common stock, subject to adjustment for any dividend or other distribution, recapitalization, stock split, merger or other similar corporate transaction or event affecting our shares of common stock.  The Plan would provide that no participant may be granted an award of more than 500,000 shares in the aggregate in any calendar year, the value of which award or awards is based solely on an increase in the value of shares after the date of grant of the award or awards.

If any shares of common stock subject to any award or to which an award related were not purchased or are forfeited, or if any such award were terminated without the delivery of any shares, the shares previously set aside for such awards would be available for future awards under the Plan.  Shares delivered to the Company or withheld from an award for payment of an exercise price or tax withholding would not be available for future grants under the Plan.  Cash proceeds from option exercises would not be usable to repurchase shares on the open market for reuse under the Plan.  Shares underlying awards that allowed the holder to receive or purchase shares would be counted against the aggregate number of shares available under the Plan. If an award or a portion of it provided for receipt of shares without payment of an amount equal to the fair market value of the shares at the time of the grant (referred to as Full Value Awards), the aggregate number of shares available for grants under the Plan would be reduced by the number of shares underlying such Full Value Award multiplied by 2.23, or if such an award were forfeited or terminated without delivery of the shares, the number of shares that again became eligible for grants would be multiplied by 2.23.

Administration

The Compensation Committee would administer the 2012 Long-Term Incentive Plan and have full power and authority to determine when and to whom awards would be granted and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the Plan and applicable law.  Subject to the provisions of the Plan, the Compensation Committee could amend or waive the terms and conditions of an outstanding award, but would be prohibited from repricing outstanding stock options or changing the time or form of payment of an outstanding award in a way that would cause the Plan to fail to comply with Section 409A of the Internal Revenue Code (“Section 409A”).  The Compensation Committee would have authority to interpret the Plan and establish rules and regulations for its administration.  In the event of a merger or similar transactions, the Compensation Committee could cause shares underlying outstanding awards to be converted into stock of the resulting entity or could cause the awards to be settled by a cash payment equal to the fair market value of the resulting shares reduced by the exercise price of the award or cancelled without payment if the fair market value did not exceed the exercise price.  The Compensation Committee could delegate its powers and duties to one or more of Deluxe’s officers, except that the Compensation Committee could not delegate any of its powers and duties with respect to individuals who were subject to Section 16 of the Exchange Act or in a way that would cause the 2012 Long-Term Incentive Plan to fail to comply with any of the requirements of Section 162(m).

Eligible Employees

Any employee or non-employee director of Deluxe or its affiliates selected by the Compensation Committee would be eligible to receive an award under the 2012 Long-Term Incentive Plan.  As of the date of this proxy statement, if the Plan were in effect, approximately 235 employees, officers and directors would be eligible as a class to be selected by the Compensation Committee to receive awards under the Plan.

Types of Awards and Terms and Conditions

The 2012 Long-Term Incentive Plan would permit the granting of:

●	stock options;
●	stock appreciation rights (“SARs”);
●	restricted stock and restricted stock units;
●	performance awards;
●	dividend equivalents; and
●	other stock-based awards valued in whole or in part by reference to or otherwise based upon the value of the Company’s common stock.

Awards could be granted alone, in addition to, in combination with or in substitution for any other award granted under the Plan or any other compensation plan.  Notwithstanding the foregoing, although a SAR could be granted in tandem with a non-qualified stock option, the recipient could exercise only one or the other and the shares would be counted only once toward reduction of the authorized share pool.  Awards could be granted for no cash consideration or for such minimal cash consideration as might be required by applicable law, and could provide that upon the grant or exercise thereof, the holder would receive cash, shares of common stock or other securities, awards or property, or any combination of these.  Although most grants of certain awards known as Full Value Awards would not vest until three years after the date of grant, or one year afterward if the award is based on achievement of performance goals, generally, up to ten percent of the shares available for Full Value Awards would not be subject to those vesting restrictions.  The exercise price per share under any stock option, the grant price of any SAR and the purchase price of any security which could be purchased under any other stock-based award could not be less than the fair market value on the date of grant of such option, SAR or award.  Determinations of fair market value under the Plan would be made in accordance with methods and procedures established by the Compensation Committee, but the fair market value of Deluxe shares always would be based on the closing price of those shares on the relevant date.

Stock Options.  Options granted under the Plan could not have terms longer than ten years, except that in the event the recipient of an incentive stock option owned more than ten percent of the Company’s stock, the term of the option could be no longer than five years.  Option recipients could exercise their options by tendering cash, shares of common stock or other consideration having a fair market value on the date the option was exercised equal to the exercise price, or 110% of the fair market value if the payment were in exercise of an incentive stock option by a participant who owned more than ten percent of the Company’s stock.  The Plan would not permit the grant of additional options to purchase shares of common stock to participants who exercised their options by delivery of shares in payment of the exercise price.  The fair market value of incentive stock options granted to an individual in any one year could not exceed $100,000, and no options could be granted at an exercise price less than the fair market value of the underlying shares on the date of grant.

Stock Appreciation Rights.  SARs granted under the Plan could not have terms longer than ten years.  The holder of a SAR would be entitled to receive the excess of the fair market value, calculated as of the exercise date, of a specified number of shares of common stock over the grant price of the SAR, which can be no less than the fair market value of the underlying shares on the grant date.

Restricted Stock and Restricted Stock Units.  Shares of restricted stock and restricted stock units would be subject to such restrictions as the Compensation Committee might impose (including any limitations on the right to vote or the right to receive dividends).  These restrictions could lapse separately or in combination at any time, in installments or otherwise as the Compensation Committee determined.  Restricted stock and restricted stock units could not be transferred by the holder until the restrictions established by the Compensation Committee lapsed.  Holders of restricted stock units would have the right, subject to any terms and conditions imposed by the Compensation Committee, to receive shares of common stock at some future date.  Except as otherwise determined by the Committee, upon termination of the holder’s employment (as determined under criteria established by the Compensation Committee) during the applicable restriction period, shares of restricted stock and restricted stock units would be forfeited.  The Compensation Committee also would retain the authority, when it found that a waiver would be in the best interests of Deluxe, to waive all or part of any remaining restrictions.

Performance Awards.  Performance awards granted under the 2012 Long-Term Incentive Plan would be intended to qualify as “performance-based compensation” within the meaning of Section 162(m).  Performance awards would give participants the right to receive payments based solely upon the achievement of certain performance goals during a specified performance period.  With respect to performance awards intended to qualify as “performance-based compensation,” the Compensation Committee would establish the performance criteria and target awards for each award recipient within the first 90 days of each performance period.  Performance goals would be based solely on one or more of the following business criteria:  sales; margins; volume; cash flow;  market share; revenue;  earnings per share; share price; profits; earnings before interest expense and taxes; earnings before interest expense, interest income and taxes; earnings before interest expense, taxes, and depreciation and/or amortization; earnings before interest expense, interest income, taxes, and depreciation and/or amortization; return on equity; assets or costs; return on invested or average capital employed; economic value; or cumulative total return to shareholders.

The measure of performance would be set by reference to an absolute standard or a comparison with specified companies or groups of companies and would be applied at individual or organizational levels.  Following the close of a performance period and prior to payment of any amount with respect to a performance award, the Compensation Committee would certify the attainment of applicable goals and such certification would occur in sufficient time to permit payment to be made by the fifteenth day of the third month following the end of the performance period.  The aggregate dollar value of performance awards paid to any recipient in any calendar year could not exceed $5,000,000.  If a participant died, became permanently and totally disabled or if such participant’s employment were terminated for some other reason, the Compensation Committee could provide for a pro rata payment of the award for periods leading up to the termination of employment.

Other Stock-Based Awards.  Under the 2012 Long-Term Incentive Plan, dividend equivalents could be authorized by the Compensation Committee with respect to restricted stock, restricted stock units or performance awards payable in stock, but not with respect to options or SARs, which provide for payments (in cash, shares of common stock or otherwise, as determined by the Compensation Committee) equivalent to the amount of cash dividends to other shareholders with respect to a number of shares of common stock determined by the Compensation Committee.  These dividend equivalents would be paid at the same time as dividends paid to the Company’s shareholders, unless the Compensation Committee were to specify otherwise in the applicable award agreements. The Compensation Committee would also be authorized to establish the terms and conditions of other stock-based awards.

Certain Awards to Non-Employee Directors.  Each non-employee director would be eligible to receive or elect to receive his or her fees for service on the Board and its committees in shares of common stock or restricted stock units, and to defer the receipt of any such shares by filing with the Company an election to do so no later than December 31 of the year preceding the year to which the election would apply.  Any director whose initial appointment to the Board occurred during the year would have 30 days from such appointment to file an election which would then apply to the remainder of the year.  Each non-employee director also would be eligible to receive non-qualified stock options, stock appreciation rights, and restricted stock or restricted stock units.

If a participating director left the Board prior to the end of a fiscal quarter, the director would be paid the quarterly installment of the fees for the quarter in accordance with the director’s previously filed election provided that the director would not continue or resume providing services to the Company.

In the event of a change of control as defined by Section 409A of the Code, the stock units deferred by a participating director as of the last business day prior to the change of control would be converted into an equal number of shares of the resulting entity, and such shares would be issued or distributed to the participating director as soon as practical.

Recoupment.  Incentive payments or shares of stock units provided to a 162(m) officer could be recouped from future payments or awards to the officer if the Company is required to issue a restatement of any financial statement filed with the SEC within twelve months after the end of a performance period under the Plan.  Payments or awards under the Plan will be subject to a recoupment policy that complies with Dodd-Frank Act requirements after they are published.

Duration, Termination and Amendment.  Unless earlier discontinued or terminated by the Board of Directors, the 2012 Long-Term Incentive Plan would expire on December 31, 2022.  No awards could be made after that date, and no performance awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) could be granted after the annual meeting of shareholders in 2017 without their re-approval of the Plan with respect to performance awards.  However, unless otherwise expressly provided in the Plan or an applicable award agreement, any award granted under the Plan prior to its expiration could extend beyond the end of such period.

The Board of Directors could amend, alter or discontinue the Plan at any time, although shareholder approval would be required for any action that would increase the number of shares available or the award limits under the Plan, or cause Deluxe to be unable, under the Internal Revenue Code, to grant incentive stock options.  Shareholder approval also would be required for any action that, absent such approval, would violate the rules and regulations of the NYSE, any other securities exchange or the Financial Industry Regulatory Authority, Inc. applicable to Deluxe.

Federal Tax Consequences

The grant of an option or SAR under the 2012 Long-Term Incentive Plan would not be expected to result in any taxable income to the recipient.  The holder of an incentive stock option generally would have no taxable income upon exercising the option (except that a liability might arise pursuant to the alternative minimum tax), and Deluxe would not be entitled to a tax deduction when an incentive stock option was exercised.  Upon exercising a non-qualified stock option, participants would recognize ordinary income equal to the excess of the fair market value of the shares of common stock acquired on the date of exercise over the exercise price, and Deluxe would be entitled at that time to a tax deduction in the same amount.  Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of common stock received would be taxable to the recipient as ordinary income and deductible by Deluxe.  The tax consequence to a participant upon a disposition of shares acquired through the exercise of an option or SAR would depend on how long the shares were held and whether such shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR.  Generally, there would be no tax consequence to Deluxe in connection with disposition of shares acquired under an option, except that Deluxe might be entitled to a tax deduction in the case of a disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Internal Revenue Code have been satisfied.

With respect to other awards that would be payable either in cash or shares of common stock and were either transferable or not subject to substantial risk of forfeiture, the holder of such an award would recognize ordinary income equal to the excess of (1) the cash or the fair market value of the shares of common stock received (determined as of the date of such receipt) over (2) the amount (if any) paid for such shares of common stock by the holder of the award, and Deluxe would be entitled at that time to a deduction for the same amount.  With respect to an award that would be payable in shares of common stock that were restricted as to transferability and subject to substantial risk of forfeiture, unless a special election were made pursuant to the Internal Revenue Code, the holder of the award would recognize ordinary income equal to the excess of (a) the fair market value of the shares of common stock received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (b) the amount (if any) paid for such shares of common stock by the holder, and Deluxe would be entitled at that time to a tax deduction in the same amount.  Subject to the usual rules concerning reasonable compensation, and assuming that, as expected, performance awards paid under the Plan were “qualified performance-based compensation” within the meaning of Section 162(m), Deluxe would be entitled to a corresponding tax deduction at the time a participant recognized ordinary income.

Special rules might apply in the case of individuals subject to Section 16 of the Exchange Act.  In particular, unless a special election were made pursuant to the Internal Revenue Code, shares received pursuant to the exercise of a stock option or SAR, or when restricted stock units vested, might be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period up to six months after the date of exercise or vesting.  Accordingly, the amounts of any ordinary income recognized, and the amount of Deluxe’s tax deduction, would be determined as of the end of such period.

Under the 2012 Long-Term Incentive Plan, the Compensation Committee could permit participants receiving or exercising awards, upon such terms and conditions as it may impose, to surrender shares of common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the participant) or other property to Deluxe to satisfy federal and state tax obligations.

New Plan Benefits

No benefits or amounts have been granted, awarded or received under the 2012 Stock Incentive Plan that were subject to shareholder approval.  In addition, the Compensation Committee, in its sole discretion, will determine the number and types of awards that will be granted under the 2012 Stock Incentive Plan. Accordingly, it is not possible to determine the benefits that will be received by eligible participants if the 2012 Stock Incentive Plan is approved by our shareholders. The closing price of a share of our common stock as reported on the NYSE on March 5, 2012, the record date for the annual meeting, was $23.77.

Equity Compensation Plan Information

The following information reports outstanding options and Full Value Awards as of March 5, 2012.  These figures represent an update to those provided in the table titled Equity Compensation Plan Information on page 54 of this proxy statement that is part of the explanation of the 2012 Annual Incentive Plan, primarily as a result of stock option exercises, stock award lapses, award cancellations and annual equity awards approved by the Compensation Committee of the Board of Directors on February 16, 2012.  The table on page 54, by contrast, provides information as of December 31, 2011.

As of March 5, 2012:

•	Options Outstanding: 3,163,731

•	Weighted Average Exercise Price of Outstanding Options: $25.37

•	Weighted Average Remaining Term of Outstanding Options: 4.10 years

•	Full Value Awards Outstanding: 137,921

BOARD VOTING RECOMMENDATION

The Board of Directors recommends that you vote FOR the proposal to approve the Deluxe Corporation 2012 Long-Term Incentive Plan.

FISCAL YEAR 2011 AUDIT
AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee Report

The following is the report of the Audit Committee with respect to Deluxe’s audited financial statements presented in its Annual Report to Shareholders for the fiscal year ended December 31, 2011, which include the consolidated balance sheets of Deluxe as of December 31, 2011 and 2010, and the related consolidated statements of income, shareholders’ equity, comprehensive income and cash flows for each of the three years in the period ended December 31, 2011, and the notes thereto.  The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that Deluxe specifically incorporates it by reference in such filing.

The Audit Committee of the Board of Directors currently is comprised of the four undersigned directors, all of whom have been determined by the Board to be independent under the rules of the SEC and the NYSE.  The Audit Committee acts under a written charter approved by the Board of Directors. The Audit Committee reviews the adequacy of that charter on an annual basis. A complete copy of the Committee’s charter is posted in the News and Investor Relations section of Deluxe’s website at www.deluxe.com under the “Corporate Governance” caption.

As stated in its charter, the Audit Committee assists the Board in monitoring the integrity of Deluxe’s financial statements, the effectiveness of the internal audit function and independent registered public accounting firm, and Deluxe’s compliance systems.  In carrying out these responsibilities, the Audit Committee met with Deluxe management periodically during the year to consider the adequacy of Deluxe’s internal controls and the objectivity of its financial reporting.  The Audit Committee discussed these matters with PricewaterhouseCoopers LLP, Deluxe’s independent registered public accounting firm, and with the appropriate financial personnel and internal auditors, and met privately on a regular basis with both the independent registered public accounting firm and with the internal auditors, each of whom reports to and has unrestricted access to the Audit Committee.

The Audit Committee reviewed with management and the independent registered public accounting firm Deluxe’s 2011 audited financial statements and met with both management and the independent registered public accounting firm to discuss those financial statements and reports prior to issuance.  Management has the primary responsibility for Deluxe’s financial statements and the overall reporting process, including Deluxe’s system of internal controls.  Management has represented, and PricewaterhouseCoopers LLP has indicated in its opinion to the Audit Committee, that Deluxe maintained, in all material respects, effective internal control over its financial reporting as of December 31, 2011, and that the financial statements were prepared in accordance with generally accepted accounting principles and fairly present, in all material respects, the financial condition and results of operations of Deluxe.

The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by AU Section 380, Communication with Audit Committees.

The Audit Committee also received from, and discussed with, the independent registered public accounting firm the written disclosures and letter required by applicable requirements of The Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence.  As part of its efforts to ensure the independence of Deluxe’s independent registered public accounting firm, the Committee maintains a policy requiring the pre-approval by the Committee of all services to be provided by the independent registered public accounting firm, and reviews all services actually performed by the independent registered public accounting firm in connection with its discussions regarding the independent registered public accounting firm’s continued independence.

Based on the review and discussions referred to above, the Committee recommended to Deluxe’s Board of Directors that Deluxe’s audited financial statements be included in Deluxe’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

MEMBERS OF THE AUDIT COMMITTEE
Martyn R. Redgrave, Chair
Ronald C. Baldwin
Cheryl E. Mayberry McKissack
Mary Ann O’Dwyer

Fees Paid to Independent Registered Public Accounting Firm

Aggregate fees for professional services rendered for Deluxe by PricewaterhouseCoopers LLP during the years ended December 31, 2011 and 2010 were as follows:

	2011	2010
Audit Fees	$1,929,273	$1,538,147

Audit-Related Fees	$91,600	$80,000

Tax Fees	$0	$46,000

All Other Fees	$12,262	$89,343

Total Fees	$2,033,135	$1,753,490

The Audit Fees billed for the years ended December 31, 2011 and 2010 were for professional services rendered for audits of the annual consolidated financial statements and the Company’s internal controls over financial reporting, reviews of the related quarterly financial statements included in Deluxe’s quarterly reports on Form 10-Q filed with the SEC, review of responses to SEC comment letters and consultations regarding accounting or disclosure treatment of transactions which were directly part of the audit, and an audit of the separate financial statements of one of the Company’s subsidiaries.  Also included in 2011 fees were services in connection with the filing of SEC registration statements.

The Audit-Related Fees in 2011 and 2010 related to independent testing of our Information Technology (IT) General Controls at Deluxe data centers and related reporting pursuant to American Institute of Certified Public Accountants (AICPA) standards.

Tax Fees in 2010 consisted of fees for technical research assistance regarding a tax filing position.

All Other Fees consisted of license fees for the use of a technical accounting research tool and services to assist in assessing our readiness for future reporting on our compliance with financial industry standards for security controls for both 2011 and 2010.  Also included in 2010 fees were services to assist in assessing existing IT security.

The Audit Committee approved all of the services and fees described above.

Policy on Audit Committee Pre-Approval of Accounting Firm Fees and Services

In order to assure that our independent registered public accounting firm is engaged only to provide audit and non-audit services that are compatible with maintaining their independence, the Audit Committee has adopted a policy which requires the Audit Committee to review and approve all services to be provided by PricewaterhouseCoopers LLP before the firm is engaged to provide such services.  The Audit Committee may delegate its pre-approval authority to one or more members of the Audit Committee; provided, however, that a full report of any such delegated approvals must be given at the next Audit Committee meeting.  The Audit Committee is required to specifically approve the fee levels for all services.  Requests for approval of services must be jointly submitted to the Audit Committee by the independent registered public accounting firm, Deluxe’s Chief Financial Officer and Deluxe’s Vice President of Internal Audit, and must include (1) a joint statement as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence and (2) a reasonably detailed description of the proposed services.  The complete text of our Audit and Non-Audit Services Pre-Approval Policy is posted in the News and Investor Relations section of our website at www.deluxe.com under the “Corporate Governance” caption.  A copy of the Policy is available in print free of charge to any stockholder who submits a request to:  Corporate Secretary, Deluxe Corporation, 3680 Victoria Street North, Shoreview, Minnesota 55126.

ITEM 5: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed PricewaterhouseCoopers LLP as Deluxe’s independent registered public accounting firm to examine Deluxe’s financial statements and internal controls over financial reporting for the fiscal year ending December 31, 2012.  PricewaterhouseCoopers LLP has acted as Deluxe’s independent registered public accounting firm since 2001.

Pursuant to the Audit Committee’s charter, the Board of Directors is submitting the appointment of PricewaterhouseCoopers LLP as Deluxe’s independent registered public accounting firm for fiscal year ending December 31, 2012 to the shareholders for ratification.  Shareholder approval of this appointment is not required, but the Board is submitting the selection of PricewaterhouseCoopers LLP for ratification in order to obtain the views of the Company’s shareholders.  If the appointment is not ratified, the Audit Committee will reconsider its selection.  Deluxe anticipates that representatives of PricewaterhouseCoopers LLP will be present at the meeting, will have the opportunity to make a statement if they so desire and will be able to respond to appropriate questions from shareholders.

The Board of Directors recommends that you vote FOR the ratification of the selection of PricewaterhouseCoopers LLP as Deluxe’s independent registered public accounting firm.

2013 SHAREHOLDER PROPOSALS

Any shareholder proposals intended to be included in the proxy statement for the annual meeting of shareholders in 2013 must be received by Deluxe’s Corporate Secretary at 3680 Victoria Street North, Shoreview, Minnesota 55126-2966 no later than the close of business on November 12, 2012.  Proposals received by that date will be included in Deluxe’s 2012 proxy statement only if the proposals are proper for consideration at an annual meeting and are required for inclusion in the proxy statement by, and conform to, the rules of the SEC.

In accordance with the notice provisions contained in Deluxe’s Bylaws, a shareholder may present a proposal at the 2012 annual meeting of shareholders that is not included in Deluxe’s proxy statement if proper written notice is given to Deluxe’s Chief Executive Officer or Corporate Secretary at the Company’s principal executive offices no later than the close of business on January 2, 2012.  The notice must contain the information required by Deluxe’s Bylaws.  You may obtain a copy of the Bylaws by writing to Deluxe’s Corporate Secretary.

OTHER BUSINESS

The Board of Directors does not intend to present any business at the meeting other than the matters specifically set forth in this proxy statement and knows of no other business scheduled to come before the meeting. If any other matters are brought before the meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of Deluxe and its shareholders. The proxies solicited by Deluxe will confer discretionary authority on the persons named therein as proxies to vote on any matter presented at the meeting of which the Board of Directors did not have knowledge a reasonable time before Deluxe printed and mailed these proxy materials.

ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K

Shareholders who wish to obtain a copy of our 2011 Annual Report and/or a copy of the Form 10-K filed with the SEC for the year ended December 31, 2011, may do so without charge by viewing these documents on our website at www.deluxe.com or by writing to:  Corporate Secretary, Deluxe Corporation, 3680 Victoria Street North, Shoreview, Minnesota 55126.

By order of the Board of Directors

Anthony C. Scarfone
Corporate Secretary

March 12, 2012

APPENDIX A

DELUXE CORPORATION
2012 ANNUAL INCENTIVE PLAN

1.           ESTABLISHMENT.

On February 16, 2012, the Board of Directors of Deluxe Corporation (“Deluxe”), upon recommendation by the Compensation Committee of the Board of Directors, approved an incentive plan for executives and key employees of the Company as described herein, which plan shall be known as the “Deluxe Corporation 2012 Annual Incentive Plan.” This Plan shall be submitted for approval by the shareholders of Deluxe at the 2012 Annual Meeting of Shareholders, and no benefits shall be paid to Executives pursuant to this Plan unless and until this Plan has been approved by the shareholders.

2.           PURPOSE.

The purpose of this Plan is to advance the interests of Deluxe and its shareholders by attracting and retaining key employees, and by stimulating the efforts of such employees to contribute to the continued success and growth of the business of the Company. This Plan is further intended to provide employees with an opportunity to increase their ownership of Deluxe common stock and, thereby, to increase their personal interest in the long-term success of the business in a manner designed to increase shareholder value.

3.             DEFINITIONS. When the following terms are used herein with initial capital letters, they shall have the following meanings:

3.1           Base Salary - a Participant’s annualized base salary, as determined by the Compensation Committee, as of the last day of a Performance Period.

3.2           Code - the Internal Revenue Code of 1986, as it may be amended from time to time, and any proposed, temporary or final Treasury Regulations or other authoritative administrative guidance promulgated thereunder.

3.3           Common Stock - the common stock, par value $1.00 per share, of Deluxe.

3.4           Company - Deluxe Corporation, a Minnesota corporation, and its subsidiaries or affiliates, whether now or hereafter established.

3.5           Compensation Committee - the Compensation Committee, a standing committee of the Board of Directors of Deluxe, or such other committee as may be designated by the Board of Directors to administer the Plan; provided that if any committee other than the Compensation Committee is designated, such committee shall have at least two members, and shall consist exclusively of members of the Board of Directors each of whom is both “independent” as defined by Section 3.03A.02 of the Listed Company Manual of the New York Stock Exchange and a “non-employee director” within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “1934 Act”), or any successor rule or regulation. At least two members of the Compensation Committee shall be “outside directors” within the meaning of Treasury Regulations §1.162-27(e) (3), and if there are other members of the Compensation Committee that are not outside directors as so defined, any grant to, or determination with respect to, an Executive shall be made by a subcommittee of the Compensation Committee composed only of the outside directors as so defined.

3.6           Deferred Compensation Plan - the Deluxe Corporation Deferred Compensation Plan, as amended and restated effective January 1, 2011, and thereafter amended from time to time, or such other deferred compensation plan as may be designated by the Compensation Committee for purposes of making deferral elections pursuant to Section 6.1 for any Performance Period.

3.7           Executives - all Participants for a given Performance Period designated by the Compensation Committee as “Executives” for purposes of this Plan. The Compensation Committee shall designate as Executives all Participants it reasonably believes may be “covered employees” under Treasury Regulations §1.162-27(c)(2), as interpreted by IRS Notice 2007-49, for that Performance Period.

3.8           Long-Term Incentive Plan - the Deluxe Corporation 2012 Long-Term Incentive Plan, as amended from time to time.

3.9           Match Percentage - the percentage established by the Compensation Committee pursuant to the Plan as provided in Section 6.1 below.

3.10         Maximum Award Percentage - a percentage, which may be greater or less than 100%, as determined by the Compensation Committee for each Participant with respect to each Performance Period and with respect to each Performance Factor.

3.11         Other Participants - all Participants for a given Performance Period who are not designated as “Executives” by the Compensation Committee for such Performance Period.

3.12         Participants - any management or highly compensated employees of the Company who are designated by the Compensation Committee prior to the start of a Performance Period as Participants in this Plan. Directors of the Company who are not also employees of the Company are not eligible to participate in the Plan. Participants shall be designated as either Executives or Other Participants by the Compensation Committee as provided in Section 4.3 below.

3.13         Performance Factors - the pre-established, objective performance goals selected by the Compensation Committee for each Participant with respect to each Performance Period and which shall be determined solely on account of the attainment of one or more pre-established, objective performance goals selected by the Compensation Committee in connection with the grant of an award hereunder; provided, however, that in the case of Other Participants, such performance goals need not be objective and may be based on such business criteria as the Compensation Committee may determine to be appropriate, which may include financial and nonfinancial performance goals that are linked to such individual’s business unit or the Company as a whole or to such individual’s areas of responsibility. The objective performance goals for Executives shall be based solely on one or more of the following business criteria, each of which may be based on absolute standards or comparisons versus specified companies or groups of companies and may be applied at individual or various organizational levels (e.g., the Company as a whole or identified business units, segments or the like):

(a)	sales;
(b)	margins;
(c)	volume;
(d)	cash flow;
(e)	market share;
(f)	revenue;
(g)	earnings per share;
(h)	share price;
(i)	profits;
(j)	earnings before interest expense and taxes;
(k)	earnings before interest expense, interest income and taxes;
(l)	earnings before interest expense, taxes, and depreciation and/or amortization;
(m)	earnings before interest expense, interest income, taxes, and depreciation and/or amortization;
(n)	return on equity, assets or costs;
(o)	return on invested or average capital employed;
(p)	economic value; or
(q)	cumulative total return to shareholders.

3.14         Performance Period - each consecutive twelve-month period commencing on January 1 of each year during the term of this Plan, beginning with January 1, 2013.

3.15         Plan - this Deluxe Corporation 2012 Annual Incentive Plan.

3.16         Target Award - a dollar amount or a percentage of Base Salary, which may be greater or less than 100%, as determined by the Compensation Committee with respect to each Participant for each Performance Period.

3.17         Units - Restricted Stock Units, as defined in the Long-Term Incentive Plan.

4.             ADMINISTRATION.

4.1           Power and Authority of Compensation Committee. The Plan shall be administered by the Compensation Committee. The Compensation Committee shall have full power and authority, subject to all the applicable provisions of the Plan and applicable law, to (a) establish, amend, suspend or waive such rules and regulations and appoint such agents as it deems necessary or advisable for the proper administration of the Plan, (b) construe, interpret and administer the Plan and any instrument or agreement relating to the Plan, (c) determine, from time to time, whether shares of Common Stock and/or Units will be made available to Participants under the Plan, and (d) make all other determinations and take all other actions necessary or advisable for the administration of the Plan. Unless otherwise expressly provided in the Plan, each determination made and each action taken by the Compensation Committee pursuant to the Plan or any instrument or agreement relating to the Plan shall be (i) within the sole discretion of the Compensation Committee, (ii) may be made at any time and (iii) shall be final, binding and conclusive for all purposes on all persons, including, but not limited to, Participants, and their legal representatives and beneficiaries, and employees of the Company.

4.2           Delegation. The Compensation Committee may delegate its powers and duties under the Plan to one or more officers of the Company or a committee of such officers, subject to such terms, conditions and limitations as the Compensation Committee may establish in its sole discretion; provided, however, that the Compensation Committee shall not delegate its power (a) to make grants to or determinations (including certification pursuant to Section 4.4) regarding officers or directors of the Company who are subject to Section 16 of the 1934 Act or (b) in such a manner as would cause the Plan not to comply with the provisions of Section 162(m) of the Code.

4.3           Determinations Made Prior to Each Performance Period. On or before the 90th day of each Performance Period, the Compensation Committee shall:

(a)           designate all Participants (including designation as Executives or Other Participants) for such Performance Period;

(b)           establish a Target Award and a Match Percentage for each Participant; and

(c)           with respect to each Participant, establish one or more Performance Factors and a corresponding Maximum Award Percentage for each Performance Factor.

4.4           Certification. Following the close of each Performance Period and prior to payment of any amount to any Participant under the Plan, the Compensation Committee must certify in writing which of the applicable Performance Factors for that Performance Period (and the corresponding Maximum Award Percentages) have been achieved and certify as to the attainment of all other factors upon which any payments to a Participant for that Performance Period are to be based. Such certification shall be made in time to permit payments to be made not later than the fifteenth day of the third month following the end of the Performance Period.

4.5           Shareholder Approval. The material terms of this Plan shall be disclosed to and submitted for approval by shareholders of Deluxe in accordance with Section 162(m) of the Code. No amount shall be paid to any Executive under this Plan unless such shareholder approval has been obtained.

5.             INCENTIVE PAYMENT.

5.1           Formula. Each Participant shall receive an incentive payment for each Performance Period in an amount not greater than:

(a)           the Participant’s Target Award for the Performance Period, multiplied by

(b)           the Participant’s Maximum Award Percentage for the Performance Period that corresponds to the Performance Factor achieved by the Participant for that Performance Period.

5.2           Limitations.

(a)           Discretionary Increase or Reduction. The Compensation Committee shall retain sole and absolute discretion to increase or reduce the amount of any incentive payment otherwise payable to any Participant under this Plan, but may not increase the payment to any Executive for any Performance Period.  The Compensation Committee may, but shall not be obligated to, establish, and modify from time to time, criteria to be used to determine the extent to which incentive payments will be increased (other than in the case of a payment to an Executive) or reduced, which criteria may include, but need not be limited to, the performance factors listed in Section 3.13.

(b)           Continued Employment. Except as otherwise provided by the Compensation Committee, no incentive payment under this Plan with respect to a Performance Period shall be paid or owed to a Participant whose employment terminates prior to the last day of such Performance Period.

(c)           Maximum Payments. No Participant shall receive a payment under this Plan for any Performance Period in excess of $5.0 million, including the value of any Match Percentage.

6.             BENEFIT PAYMENTS.

6.1           Time and Form of Payments. Prior to a date specified by the Compensation Committee, but in no event later than the date immediately preceding the first day of the Performance Period unless otherwise permitted by the Deferred Compensation Plan in accordance with Section 409A of the Code, each Participant shall elect whether to receive benefits which may be paid under the Plan in cash or in the form of shares of Common Stock or Units (whichever is made available by the Compensation Committee to such Participant in the Compensation Committee’s sole discretion) or some combination thereof. Participants who elect to receive some percentage of the incentive payment in the form of cash shall be entitled to elect, at the same time as the cash election is made, to defer such receipt in accordance with the terms of the Deferred Compensation Plan, in which event the time and form of payment of the deferred amount shall be governed exclusively by the terms of the Deferred Compensation Plan. In the event a Participant has elected to receive some percentage of the incentive payment in the form of cash, and subject to any such deferred compensation election, such cash incentive shall be paid as soon as administratively feasible after the Compensation Committee has made the certifications provided for in Section 4.4 above and otherwise determined the amount of such Participant’s incentive payment payable under this Plan, but in no event later than the fifteenth day of the third month following the end of the Performance Period. In the event that a Participant chooses to receive some percentage of the incentive payment in the form of shares or Units (as the case may be), in lieu of cash (the “Share Dollar Amount”), the Participant shall be entitled to receive shares of restricted Common Stock or Units (as the case may be) equal to a percentage (the “Match Percentage”) of the Share Dollar Amount established by the Compensation Committee pursuant to this Plan. The number of shares or Units issued or granted pursuant to this Section 6.1 shall be determined based on the fair market value of a share of Common Stock (as determined in accordance with the terms of the Long-Term Incentive Plan) as of the date specified by the Compensation Committee that such shares or Units are to be issued or awarded, after the Compensation Committee has made the certifications required by Section 4.4 above and otherwise determined the amount of a Participant’s incentive payment payable under this Plan.

In the event a Participant has elected to receive some percentage of the incentive payment in the form of shares of Common Stock or Units (as the case may be), such shares or Units shall be issued or awarded, respectively, pursuant to the Long-Term Incentive Plan, which shares or Units shall be subject to such forfeiture rights and to such restrictions regarding transfer as may be established by the Compensation Committee; provided, however, that the individual share limitations contained in Section 4(e)(i) and (ii) of the Long-Term Incentive Plan shall not apply to shares issued under this Plan, but the aggregate value of any cash, shares and Units paid or granted to any Participant for any Performance Period shall be subject to Section 5.2(c) of this Plan.

6.2           Nontransferability. Except as otherwise determined by the Compensation Committee, no right to any incentive payment hereunder, whether payable in cash, shares or other property, shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that if so determined by the Compensation Committee, a Participant may, in the manner established by the Compensation Committee designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any cash, shares or property hereunder upon the death of the Participant. No right to any incentive payment hereunder may be pledged, attached or otherwise encumbered, and any purported pledge, attachment or encumbrance thereof shall be void and unenforceable against the Company.

6.3           Tax Withholding. In order to comply with all applicable federal or state income, social security, payroll, withholding or other tax laws or regulations, the Compensation Committee may establish such policy or policies as it deems appropriate with respect to such laws and regulations, including without limitation, the establishment of policies to ensure that all applicable federal or state income, social security, payroll, withholding or other taxes, which are the sole and absolute responsibility of the Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or part of the federal and state taxes to be withheld or collected upon receipt or payment of (or the lapse of restrictions relating to) an incentive payment payable hereunder, the Compensation Committee, in its sole discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have Deluxe withhold a portion of the shares of Common Stock otherwise to be delivered upon payment of (or the lapse of restrictions relating to) an incentive payment hereunder with a fair market value equal to the amount of such taxes or (b) delivering to Deluxe shares of Common Stock other than the shares issuable upon payment of (or the lapse of restrictions relating to) such incentive payment with a fair market value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

6.4           Recoupment of Certain Awards. The provisions of this Section 6.4 shall apply to any incentive payment payable to any Participant who is an officer subject to Section 16 of the 1934 Act at any time between the first day of the Performance Period and the day on which the incentive payment is paid (or would be paid but for an election by the Participant to defer payment).

(a)           If the Committee determines that any portion of an incentive payment is an “Excess Award”, as hereinafter defined, then all future benefit payments (including deferred payments) to the Participant shall be offset until the amount of the Excess Award has been recouped, and the Committee may, in its reasonable discretion, arrange for the recoupment of such Excess Award by pursuing legal action against the Participant, by entering into an agreement with the Participant for the repayment of the Excess Award, or, to the extent permitted by applicable law, by offsetting any other amount owed to the Participant by the Company or any of its subsidiaries, or by any combination of the foregoing. For purposes of this Section 6.4, the term “Excess Award” shall mean the following, as determined by the Committee in its sole discretion:

(i)
If Deluxe is required to issue a restatement of any financial statement filed with the Securities and Exchange Commission (other than a restatement due to a change in accounting policy) within twelve (12) months after the end of any Performance Period, and the Committee determines that the misconduct by a Participant was a significant contributing factor to such restatement, then all, or such portion as the Committee in its reasonable discretion determines to be appropriate, of any incentive payment payable to the Participant with respect to the Performance Period, or any portion thereof which was covered by such financial statement, shall be an Excess Award.

(ii)
If the Participant has elected to receive any incentive payment which is subsequently determined to be an Excess Award in the form of shares or Units and to receive matching shares or Units pursuant to Section 6.1, then, in addition to the portion of the incentive payment determined to be an Excess Award, the portion of the matching shares or Units that is attributable to the Excess Award shall also constitute an Excess Award. For purposes of reducing any incentive payment pursuant to this Plan, the Committee may treat any amount determined to be an Excess Award under Section 6(h) of the Long-Term Incentive Plan as an Excess Award.

(b)           Upon the adoption by Deluxe of a policy providing for the recovery of certain incentive-based compensation as required by Section 10D of the Securities Exchange Act of 1934, as enacted by Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the repayment requirements of such policy shall apply to each incentive payment under the Plan including, to the extent determined by the Committee, amounts paid prior to the adoption of such policy.

7.             AMENDMENT AND TERMINATION; AND ADJUSTMENTS.

Except to the extent prohibited by applicable law and unless otherwise expressly provided in the Plan:

(a)           Amendments to the Plan. The Board of Directors of Deluxe may amend, alter, suspend, discontinue or terminate the Plan, without the approval of the shareholders of Deluxe, except that no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval, would violate the rules or regulations of the New York Stock Exchange, any other securities exchange or the National Association of Securities Dealers, Inc. that are applicable to Deluxe.

(b)           Waivers of Incentive Payment Conditions or Rights. The Compensation Committee may waive any conditions of or rights of the Company under any right to an incentive payment hereunder, prospectively or retroactively.

(c)           Limitation on Amendments to Incentive Payment Rights. Neither the Compensation Committee nor the Company may amend, alter, suspend, discontinue or terminate any rights to an incentive payment, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise herein provided.  Notwithstanding the foregoing, rights to an incentive payment may be amended without such consent to incorporate the policy described in Section 6.4(b), or as the Committee determines to be necessary or appropriate to cause the incentive payment to comply with Section 409A of the Code or any other applicable law; provided that notice shall be provided to the Participant, holder or beneficiary of any such amendment.

(d)           Correction of Defects, Omissions and Inconsistencies. The Compensation Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent it shall deem desirable to carry the Plan into effect.

8.             MISCELLANEOUS.

8.1           Effective Date. This Plan shall be deemed effective, subject to shareholder approval, as of January 1, 2013.

8.2           Term of the Plan. Unless the Plan shall have been discontinued or terminated, the Plan shall terminate on December 31, 2017. No right to receive an incentive payment shall be granted with respect to a Performance Period that will end after the termination of the Plan. However, unless otherwise expressly provided in the Plan, any right to receive an incentive payment theretofore granted may extend beyond the termination of the Plan, and the authority of the Board of Directors and Compensation Committee to amend or otherwise administer the Plan shall extend beyond the termination of the Plan.

8.3           Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

8.4           Applicability to Successors. This Plan shall be binding upon and inure to the benefit of the Company and each Participant, the successors and assigns of the Company, and the beneficiaries, personal representatives and heirs of each Participant. If the Company becomes a party to any merger, consolidation or reorganization, this Plan shall remain in full force and effect as an obligation of the Company or its successors in interest (except to the extent modified by the terms of the Long-Term Incentive Plan with respect to the shares of restricted Common Stock or Units (as the case may be) issued pursuant to Section 6.1 hereof).

8.5           Employment Rights and Other Benefit Programs. The provisions of this Plan shall not give any Participant any right to be retained in the employment of the Company. In the absence of any specific agreement to the contrary, this Plan shall not affect any right of the Company, or of any affiliate of the Company, to terminate, with or without cause, any Participant’s employment at any time. This Plan shall not replace any contract of employment, whether oral or written, between the Company and any Participant, but shall be considered a supplement thereto. This Plan is in addition to, and not in lieu of, any other employee benefit plan or program in which any Participant may be or become eligible to participate by reason of employment with the Company. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

8.6           No Trust or Fund Created. This Plan shall not create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any affiliate pursuant to this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company or of any affiliate.

8.7           Governing Law. The validity, construction and effect of the Plan or any incentive payment payable under the Plan shall be determined in accordance with the laws of the State of Minnesota.

8.8           Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Compensation Committee, materially altering the purpose or intent of the Plan, such provision shall be stricken as to such jurisdiction, and the remainder of the Plan shall remain in full force and effect.

8.9           Certain Tax Matters. All of the terms and conditions of the Plan shall be interpreted in such a fashion as to qualify all compensation paid hereunder as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, and so that no payments constitute deferred compensation subject to Section 409A of the Code unless a Participant elects to defer a payment pursuant to the Deferred Compensation Plan.

APPENDIX B

DELUXE CORPORATION 2012 LONG-TERM INCENTIVE PLAN

SECTION 1.   Purpose; Shareholder Approval; Termination of 2008 Plan.

(a)           The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting management personnel capable of assuring the future success of the Company, by offering such personnel incentives to put forth maximum efforts for the success of the Company’s business, and by affording such personnel an opportunity to acquire a proprietary interest in the Company.

(b)           The Plan shall be submitted to the shareholders of the Company at the annual meeting of shareholders for 2012, and shall take effect upon approval by the shareholders.  Awards may be made by the Committee prior to the date of shareholder approval, but all such Awards shall be subject to shareholder approval and, if the Plan is not approved by the shareholders, shall be null and void.

(c)           This Plan supersedes the Deluxe Corporation 2008 Stock Incentive Plan, as approved by the shareholders of the Company at the annual meeting of the shareholders held on April 30, 2008, and as previously amended (the “2008 Plan”).  The 2008 Plan is hereby terminated, effective on the date of shareholder approval of this Plan, and subject to such approval.  No additional awards shall be granted under the 2008 Plan following the effective date of termination; provided that the 2008 Plan shall remain in effect with respect to awards previously granted under the 2008 Plan in accordance with Section 12 thereof.

SECTION 2.   Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

(a)           “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(b)           “Annual Incentive Plan” shall mean the Deluxe Corporation 2012 Annual Incentive Plan.  The Annual Incentive Plan allows designated employees of the Company and its Affiliates to elect to receive annual incentive payments in the form of Shares or Restricted Stock Units as determined by the Committee.  All Shares and Restricted Stock Units issued pursuant to the Annual Incentive Plans constitute Awards under this Plan and are subject to all terms of this Plan (including without limitation Section 4(a), (b), (c) and (d), except as otherwise provided herein.

(c)           “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Dividend Equivalent granted under the Plan.

(d)           “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

(e)           “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any Treasury Regulations or other authoritative administrative guidance promulgated thereunder.

(f)           “Committee” shall mean the Compensation Committee, a standing committee of the board of directors of the Company, or such other committee as may be designated by the board of directors to administer the Plan; provided that if any committee other than the Compensation Committee is designated such committee shall have at least two members, and shall consist exclusively of members of the board of directors each of whom is both “independent” as defined by Section 3.03A.02 of the Listed Company Manual of the New York Stock Exchange and a “non-employee director” within the meaning of Rule 16b-3.  At least two members of the Committee shall be “outside directors” within the meaning of Treasury Regulations §1.162-27(e)(3), and if there are other members of the Committee that are not outside directors as so defined, the following determinations shall be made be made by a subcommittee of the Committee composed only of the outside directors as so defined:  (i) any grant of an Option or Stock Appreciation Right to a person who either is at the time of grant, or the Committee determines is likely to become, a “covered employee” as defined by Treasury Regulations §1.162-27(c)(2), as interpreted by IRS Notice 2007-49, or (ii) any grant to, or determination with respect to, a Performance Award that is intended to be a “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(g)           “Company” shall mean DELUXE CORPORATION, a Minnesota corporation, and any successor corporation.

(h)           “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(i)           “Eligible Person” shall mean a Non-Employee Director and any employee (as determined by the Committee) providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person.

(j)           “Fair Market Value” of a Share shall be equal to the closing price of one Share on the New York Stock Exchange (“NYSE”) on the relevant date as reported by the Wall Street Journal, Midwest Edition (or, if such publication is no longer available, such other authoritative source as may be designated by the Committee); provided that if, on such date, the NYSE is not open for business or there are no Shares traded on such date, the Fair Market Value of a Share shall be equal to the closing price of one Share on the first day preceding such date on which the NYSE is open for business and has reported trades in the Shares. With respect to any property other than Shares (including, without limitation, any other securities), the Fair Market Value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

(k)           “Full Value Award” shall mean a grant of Restricted Stock or Restricted Stock Units, a Performance Award, the matching portion of an Award (if any) under the Annual Incentive Plan, and any Award (or portion thereof) that provides for a Participant to receive Shares, or the value thereof, without payment of an amount at least equal to the Fair Market Value of the Shares at the time of grant.

(l)           “Incentive Stock Option” shall mean an Option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(m)           “Non-Employee Director” shall have the meaning provided in Section 7(a) of the Plan.

(n)           “Non-Qualified Stock Option” shall mean an Option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(o)           “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(p)           “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(q)           “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(r)           “Person” shall mean any individual, corporation, partnership, association or trust.

(s)           “Plan” shall mean this 2012 Long-Term Incentive Plan, as amended from time to time.

(t)           “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(u)           “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(v)           “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(w)           “Section 162(m)” shall mean Section 162(m) of the Code and the applicable Treasury Regulations promulgated thereunder.

(x)           “Shares” shall mean shares of common stock, $1.00 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(y)           “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

SECTION 3.   Administration.

(a)           Power and Authority of the Committee.  The Plan shall be administered by the Committee. Except as provided in Section 8 and subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement, provided that no such revision shall violate subsection (c) of this Section, extend the term of any Award beyond 10 years from the original grant date, or otherwise include any feature in the Award that could not have been included at the original grant date; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

(b)           Delegation.  The Committee may delegate its powers and duties under the Plan to one or more officers of the company or an Affiliate or a committee of such officers, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan  (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, if the effect of such delegation would make the exemption under Rule 16b-3 unavailable or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

(c)           Prohibition on Repricing.  Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Options or Stock Appreciation Rights without stockholder approval.

(d)           Compliance with Section 409A.  The Plan shall be administered in accordance with Section 409A of the Code, and the regulations promulgated thereunder.  Without limiting the generality of the foregoing, in no event shall the Committee permit any change to the time or form of payment of any portion of an Award that constitutes a form of deferred compensation subject to Section 409A (including the payment of any Dividend Equivalents) unless the Committee determines that such change is permitted by Section 409A.

SECTION 4.   Shares Available For Awards.

(a)           Shares Available.  Subject to adjustment as provided in Section 4(c), the number of Shares available for granting Awards under the Plan shall be 5,000,000, plus any Shares released as a result of the forfeiture or termination of awards issued under Prior Plans as provided in Section 4(d).  Shares to be issued under the Plan may be either Shares reacquired or authorized but unissued Shares. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for grants under the Plan.  Shares which are delivered to the Company, or withheld from an Award, for payment of the exercise price of an Option, or for payment of tax withholding, shall not again be available for grant.  For the avoidance of doubt, (i) in the case of a Stock Appreciation Right that is settled by the delivery of Shares, the number of Shares available for grant shall be reduced by the total number of Shares subject to the Stock Appreciation Right rather than by the number of Shares actually delivered, and (ii) if the exercise price of an Option is paid in cash, any Shares purchased on the open market with such cash shall not be added to the number of Shares available for issuance under the Plan. The limits of this Section 4(a) shall not apply to a Performance Award payable solely in cash, in which the amount of the Award is not determined directly or indirectly by reference to the value of Shares.

(b)           Accounting for Awards; Fungible Shares.  For purposes of this Section 4, an Award other than a Full Value Award shall reduce the aggregate number of Shares available for grants under the Plan by the total number of Shares covered by the Award, without reduction for shares that are withheld for payment of the exercise price or withholding taxes.  A Full Value Award shall reduce the aggregate number of Shares available for grants under the Plan by the number of Shares covered by the Full Value Award multiplied by 2.23.  If any Full Value Award is forfeited or terminates without delivery of the Shares, so that the Shares covered by the Full Value Award are again available for grants pursuant to subsection (a), the number of Shares that again becomes eligible for grants shall also be multiplied by 2.23.

(c)           Adjustments.  In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.  Without limiting the generality of the foregoing, in the case of a merger or consolidation of the Company or similar transaction, the Committee may cause the Shares underlying outstanding Awards to be converted into stock or securities of the entity resulting from the merger or consolidation, or may cause such Awards to be settled by a cash payment equal to the Fair Market Value of the Shares as a result of the transaction reduced by the exercise price of the Award, if any, or to be cancelled without payment of consideration if the Fair Market Value does not exceed the exercise price.

(d)      Prior Plan Awards.  If any Shares covered by an award issued under the 2008 Plan or the Deluxe Corporation 2000 Stock Incentive Plan that is outstanding on the Effective Date of this Plan (a “Prior Plan Award”) or to which a Prior Plan Award relates are not purchased or are forfeited, or if a Prior Plan Award otherwise terminates without delivery of any Shares, then the number of Shares subject to such Prior Plan Award, to the extent of any such forfeiture or termination, shall be added to the number of Shares available for grants under the Plan.  Shares which are delivered to the Company, or withheld from a Prior Plan Award, for payment of the exercise price of an Option or Stock Appreciation Right, or for payment of tax withholding, shall not again be available for grant.  In the case of a Full Value Award issued under the 2008 Plan, which resulted in the number of Shares available for grant under the 2008 Plan being reduced by the number of Shares covered by the Award multiplied by 2.29, the number of Shares added to the number available for grant upon the forfeiture or termination of such Award shall also be multiplied by 2.29.

(e)      Awards Limitation Under the Plan.

(i)
Section 162(m) Limitation for Certain Types of Awards.  No Eligible Person may be granted Options, Stock Appreciation Rights or any other Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 500,000 Shares (subject to adjustment as provided in Section 4(c) of the Plan) in the aggregate in any calendar year.  The foregoing limitation shall not include any Shares acquired pursuant to the Annual Incentive Plan.

(ii)
Section 162(m) Limitation for Performance Awards.  The maximum amount payable pursuant to all Performance Awards to any Participant in the aggregate in any calendar year shall be $5.0 million in value, whether payable in cash, Shares or other property.  This limitation does not apply to any Award subject to the limitation contained in Section 4(e)(i) of the Plan and shall not include any Shares acquired pursuant to the Annual Incentive Plan.

SECTION 5.   Eligibility.

Any Eligible Person, including any Eligible Person who is an officer or director of the Company or any Affiliate, shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company, and such other factors as the Committee, in its discretion shall deem relevant. Notwithstanding the foregoing, Incentive Stock Options may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees) and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

SECTION 6.   Awards.

(a)           Options.  The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)
Exercise Price.  The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant of such Option.  In the case of an Incentive Stock Option granted to a Participant who owns stock possessing more than 10 percent of the combined voting power of all classes of stock of the Company (or any parent or subsidiary), the purchase price shall not be less than 110 percent of the Fair Market Value.

(ii)
Option Term.  The term of each Option shall be fixed by the Committee but shall not be longer than 10 years from the date of grant.  In the case of an Incentive Stock Option granted to a Participant who owns stock possessing more than 10 percent of the combined voting power of all classes of stock of the Company (or any parent or subsidiary), the term shall not be longer than five years from the date of grant.

(iii)
Time and Method of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(iv)
No Reload Option Features.  Options shall not include a reload feature, or any comparable feature that provides for the automatic grant of additional Options to a Participant upon exercise of the Option.

(v)
Designation as Incentive Stock Option.  Each Option that is intended to qualify as an Incentive Stock Option shall so provide in the Award Agreement, and any Option that is not specifically designated an Incentive Stock Option shall be a Non-Qualified Stock Option.  The maximum Fair Market Value (measured at the date of grant) of Shares subject to Incentive Stock Options granted to any one Participant that may vest in any year shall not exceed $100,000.  An Option may be designated as an Incentive Stock Option in part, and if an Option that was designated an Incentive Stock Option vests prematurely, so that the number of Shares vesting in a year exceeds the limitation set forth in the prior sentence, such Option shall be considered an Incentive Stock Option with respect to the number of Shares that do not exceed such limit and a Non-Qualified Stock Option with respect to the balance of the Shares subject to the Option.

(b)           Stock Appreciation Rights.  The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100 percent of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The term of each Stock Appreciation Right shall be fixed by the Committee but shall not be longer than 10 years from the date of grant.  The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate. A Stock Appreciation Right may be granted in tandem with a Non-Qualified Stock Option for the same number of Shares, in which case the Participant may exercise either the Option or the Stock Appreciation Right, but not both, and each Share subject to either the Option or the Stock Appreciation Right shall be counted once for purposes of Section 4.

(c)           Restricted Stock and Restricted Stock Units.  The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)
Restrictions.  Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto or with respect to a Restricted Stock Unit), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

(ii)
Stock Certificates.  Any Restricted Stock granted under the Plan may be evidenced by issuance of a stock certificate or certificates or by the creation of a book entry at the Company’s transfer agent.  Any such certificate or certificates shall be held by the Company. Such certificate or certificates or book entry shall be registered in the name of the Participant and any such certificate or certificates shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock. A similar notation shall be made in the records of the transfer agent with respect to any Shares evidenced by a book entry.  In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.

(iii)
Forfeiture; Delivery of Shares.  Except as otherwise determined by the Committee or provided in a Plan governed by this Plan, upon termination of employment (as determined under criteria established by the Committee) or, in the case of a director, service as a director during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units. Any Share representing Restricted Stock that is no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holders of the Restricted Stock Units as soon as practical, but not more than 90 days, following the date of the lapse or waiver, subject to the provisions of the Plan and any applicable Award Agreement.

(d)           Performance Awards.  The Committee is hereby authorized to grant Performance Awards to Participants which may be “qualified performance-based compensation” within the meaning of Section 162(m). A Performance Award granted under the Plan may be payable in cash or in Shares (including, without limitation, Restricted Stock and Restricted Stock Units). Performance Awards shall, to the extent required by Section 162(m), be conditioned solely on the achievement of one or more objective performance goals, and such performance goals shall be established by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award, and any other terms and conditions of any Performance Award shall be determined by the Committee. Notwithstanding any other provision of the Plan to the contrary, the following additional requirements shall apply to all Performance Awards made to any Participant under the Plan:

(i)
Business Criteria.  Unless and until the Committee proposes for shareholder approval and the Company’s shareholders approve a change in the general business criteria set forth in this section, the attainment of which may determine the amount and/or vesting with respect to Performance Awards, the business criteria to be used for purposes of establishing performance goals for such Performance Awards shall be selected from among the following alternatives, each of which may be based on absolute standards or comparisons versus specified companies or groups of companies and may be applied at individual or various organizational levels (e.g., the Company as a whole or identified business units, segments or the like):

(A)	sales;

(B)	margins;

(C)	volume;

(D)	cash flow;

(E)	market share;

(F)	revenue;

(G)	earnings per Share;

(H)	Share price;

(I)	profits;

(J)	earnings before interest expense and taxes;

(K)	earnings before interest expense, interest income and taxes;

(L)	earnings before interest expense, taxes, and depreciation and/or amortization;

(M)	earnings before interest expense, interest income, taxes, and depreciation and/or amortization;

(N)	return on equity, assets or costs;

(O)	return on invested or average capital employed;

(P)	economic value; or

(Q)	cumulative total return to shareholders.

(ii)
Target Award; Maximum Amount Payable.  The target Award shall be a dollar amount or a percentage of a Participant’s annualized base salary, which may be greater or less than 100%, as determined by the Committee with respect to each Participant for each performance period.  The maximum amount payable pursuant to all Performance Awards to any Participant in the aggregate in any calendar year is specified in Section 4(e)(ii) of the Plan.

(iii)
Payment of Performance Awards.  Performance Awards shall be paid no later than the fifteenth day of the third month following the conclusion of the applicable performance period, unless the Committee permits a payment to be deferred pursuant to the Deluxe Corporation Deferred Compensation Plan, or any successor thereto, in accordance with requirements of Section 409A of the Code.  The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with a Performance Award, but may not exercise discretion to increase such amount.  The Committee may, but shall not be obligated to, establish, and modify from time to time, criteria to be used to determine the extent to which Performance Awards will be reduced, which criteria may include, but need not be limited to, those listed in Section 6(d)(i).

(iv)
Certain Events.  If a Participant dies, becomes permanently and totally disabled or otherwise terminates employment with the approval of the Committee before the end of a performance period or after the performance period and before a Performance Award is paid, the Committee may, in its discretion, determine that the Participant shall be paid all or a portion of the Award that the Participant would have received but for such death, disability or other approved termination of employment.

(v)
Designations.  For a Performance Award, the Committee shall, not later than 90 days after the beginning of each performance period (or the first 25% of a performance period of less than a year), (A) designate all Participants for such performance period, (B) establish the objective performance goals for each Participant for that performance period on the basis of one or more of the criteria set forth in (i) above and (C) determine target Awards for each Participant.

(vi)
Certification.  Following the close of each performance period and prior to payment of any amount to a Participant with respect to a Performance Award, the Committee shall certify in writing as to the attainment of all goals (including the performance goals for a Participant) upon which any payments to a Participant for that performance period are to be based.  Such certification shall be made in sufficient time to permit payment to be made by the fifteenth day of the third month following the end of the performance period.

(vii)
Performance Awards Not Intended to Comply with Section 162(m).  The Committee may grant Performance Awards not intended to qualify as qualified performance based compensation for purposes of Section 162(m) of the Code to a Participant whom the Committee determines is not at the time of grant, and is not likely to become during the term of the Performance Award, a “covered employee” as defined by Treasury Regulations §1.162-27(c)(2), as interpreted by IRS Notice 2007-49.  Such Performance Awards may be based upon criteria not listed in Section 6(d)(i), including subjective criteria, which may be established or revised later than the date specified in Section 6(d)(v), may be increased in the Committee’s discretion notwithstanding Section 6(d)(iii), shall not require formal certification by the Committee pursuant to Section 6(d)(vi), and may exceed the limitations set forth in Section 4(e).

(e)           Dividend Equivalents.  The Committee is hereby authorized to grant to Participants with respect to Restricted Stock, Restricted Stock Units, or Performance Awards payable in Shares, but not with respect to Options or Stock Appreciation Rights, Dividend Equivalents under which such Participants shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.  Dividend Equivalents shall be paid at the same time that dividends are paid to shareholders, unless the Award Agreement specifies that Dividend Equivalents with respect to Restricted Stock and Restricted Stock Units that have not yet vested shall be accumulated and paid as soon as practical, but not more than 90 days, after the underlying Award vests.

(f)           Vesting.  As part of making any Award, the Committee may determine the time and conditions under which the Award will vest.  Vesting may, in the Committee’s discretion, be based solely upon continued employment for a specified period of time, or may be based upon the achievement of specific performance goals which are established by the Committee in its discretion.  For all purposes of this Plan, “vesting” of an Award shall mean (i) in the case of an Option or Stock Appreciation Right, the time at which the Participant has the right to exercise the Award; (ii) in the case of Restricted Stock, the end of the restriction period; (iii) in the case of a Restricted Stock Unit, the time at which a Participant is entitled to have the Restricted Stock Unit settled by transfer of the Shares, and (iv) in the case of a Performance Award the time at which the Participant has satisfied the requirements to receive payment of such Award.  Notwithstanding the foregoing, except in cases of death or disability, no Full Value Award shall vest until three years from the date of grant, or one year if vesting is also based upon achievement of performance goals; provided that the foregoing limitation shall not apply to Awards covering a number of Shares that does not exceed 10 percent of the total number of Shares available for Awards pursuant to Section 4(a), or to Participants who elect to receive their awards under the Annual Incentive Plan in the form of Restricted Stock Units or Shares (including the matching portion of such Awards), which Awards shall not count against the 10 percent limitation referred to in the preceding clause.  If an Award that is counted against the 10 percent limitation is forfeited or otherwise terminated without delivery of Shares, then to the extent the Shares covered by such Award are again available for issuance under the Plan, such Shares shall also be available for the issuance of Awards subject to the 10 percent limitation.

(g)           General.

(i)
Consideration for Awards.  The consideration for Awards shall be services rendered or to be rendered to the Company, and for no cash consideration (or only such minimal cash consideration as may be required by applicable law) shall be required for the grant of Awards; provided that the foregoing shall not apply to the purchase price for Shares to be issued upon the exercise of an Option, Stock Appreciation Right, or other Award requiring payment (including foregoing receipt of cash compensation) for Shares.

(ii)
Awards May Be Granted Separately or Together.  Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any Award granted under any Plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with Awards granted under any such other Plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Award or Awards.

(iii)
Forms of Payments Under Awards.  Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.  Notwithstanding the foregoing, if any Award, or portion of an Award (including any right to Dividend Equivalents), by its terms is or may be payable after the fifteenth day of the third month following the year in which the Participant’s right to the Award is no longer subject to a substantial risk of forfeiture, as defined in Section 409A of the Code, the time and form of payment of the Award shall be specified in the Award Agreement, and shall not thereafter be subject to change unless the Committee determines that the change is permissible under Section 409A of the Code.

(iv)
Limits on Transfer of Awards.  No Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that if so determined by the Committee, a Participant may, in the manner established by the Committee, (x) designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant, or (y) transfer an Award (other than an Incentive Stock Option) to any member of such Participant’s “immediate family” (as such term is defined in Rule 16a-1(e) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation) or to a trust whose beneficiaries are members of such Participant’s “immediate family.” Each Award or right under any Award shall be exercisable during the Participant’s lifetime only by the Participant, or by a member of such Participant’s immediate family or a trust for members of such immediate family pursuant to a transfer as described above, or if permissible under applicable law, by the Participant’s guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.  No Awards may be transferred for value.

(v)	Term of Awards. The term of each Award shall be for such period, not longer than 10 years from the date of grant, as may be determined by the Committee.

(vi)
Restrictions; Securities Exchange Listing.  All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

(vii)
Attestation.  Where the Plan or any applicable Award Agreement provides for or permits delivery of Shares by a Participant in payment with respect to any Award or grant under this Plan or for taxes, such payment may be made constructively through attestation in the discretion of and in accordance with rules established by the Committee.

(viii)
Sarbanes-Oxley Act.  The Committee shall not permit any Participant who is an executive officer or director of the Company to pay the exercise price for any Award, or any other amount owed to the Company, by a promissory note if such promissory note would constitute a personal loan prohibited by Section 13(k) of the Securities Exchange Act of 1934.

(h)           Recoupment of Certain Awards. The provisions of this Section 6(h) shall apply to any Award granted to any Participant who is an officer subject to Section 16 of the 1934 Act at any time while the Award is outstanding.

(i)
If the Committee determines that any portion of an Award is an “Excess Award”, as hereinafter defined, then, if such determination is made while the Award is still outstanding, it shall be reduced by the portion thereof that constitutes an Excess Award. If such determination is made after the Award has been exercised or settled, then all future payments (including deferred payments) to the Participant with respect to other Awards shall be offset until the amount of the Excess Award has been recouped, and the Committee may, in its reasonable discretion, arrange for the recoupment of such Excess Award by pursuing legal action against the Participant, by entering into an agreement with the Participant for the repayment of the Excess Award (or in the case of an Award settled by a transfer of Shares the return of such Shares and repayment to the Participant of any exercise price paid), or, to the extent permitted by applicable law, by offsetting any other amount owed to the Participant by the Company or any of its subsidiaries, or by any combination of the foregoing. For purposes of this Section 6(h), the term “Excess Award” shall mean the following, as determined by the Committee in its sole discretion:

(A)
In the case of a Performance Award, if the Company is required to issue a restatement of any financial statement filed with the Securities and Exchange Commission (other than a restatement due to a change in accounting policy) within twelve (12) months after the end of the performance period with respect to such Performance Award, and the Committee determines that the misconduct by a Participant was a significant contributing factor to such restatement, then all, or such portion as the Committee in its reasonable discretion determines to be appropriate, of any Award the value of which was affected by such financial statement, shall be an Excess Award. Without limiting the generality of the foregoing, in the case of an Award that is an Option, Stock Appreciation Right, Restricted Stock, or Restricted Stock Unit the Committee may determine the portion of such Award that constitutes an Excess Award on the basis of its estimate of the effect on the value of the Shares resulting from such restatement, or the amount realized by the Participant from the sale of such Shares, or on any other basis that it determines to be appropriate.

(B)
If any portion of an Option, Stock Appreciation Right, Restricted Stock, or Restricted Stock Unit is determined to be an Excess Award, then the portion of any Dividend Equivalent that is attributable to the Excess Award shall also be an Excess Award. If the Participant has received any Restricted Stock or Restricted Stock Units as a matching grant of a deferred incentive payment pursuant to Section 6.1 of the Annual Incentive Plan and such incentive payment is subsequently determined to be an Excess Award under the Annual Incentive Plan, then the portion of the Restricted Stock or Restricted Units that is attributable to the Excess Award shall also constitute an Excess Award. For purposes of reducing any Award pursuant to this Plan, the Committee may treat any amount determined to be an Excess Award under Section 6.4 of the Annual Incentive Plan as an Excess Award.

(ii)
Upon the adoption by the Company of a policy providing for the recovery of certain incentive-based compensation as required by Section 10D of the Securities Exchange Act of 1934, as enacted by Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the repayment requirements of such policy shall be deemed to be incorporated into each Award issued under the Plan including, to the extent determined by the Committee, Awards issued, exercised, or paid prior to the adoption of such policy.

SECTION 7.        Awards To Non-Employee Directors.

(a)           Eligibility for Awards.  Each Participant who is a member of the board of directors and is not an employee of the Company or any Affiliate of the Company (a “Non-Employee Director”) may receive grants of Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, or Restricted Stock Units, as described in Section 6.  Awards to Non-Employee Directors shall be made annually, at the meeting of the board of directors that immediately follows each annual meeting of shareholders, and at such other times as the Committee shall determine.  The number and type of Awards to Non-Employee Directors shall be determined by the Committee.

(b)           Stock and Deferral Plan.  Each Non-Employee Director shall be eligible to receive or elect to receive his or her fees for service on the Company’s board of directors and the committees thereof in Shares or Restricted Stock Units and to defer the receipt of such Restricted Stock Units, all as described in the Deluxe Corporation Non-Employee Director Stock and Deferral Plan attached hereto as Annex I and hereby made a part hereof.

SECTION 8.   Amendment And Termination; Adjustments.

Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

(a)           Amendments to the Plan.  The board of directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that:

(i)	would amend section 4(a), 4(b), 4(d) or 4(e) of the Plan;

(ii)	would permit Options or Stock Appreciation Rights to be granted with an exercise price that is less than Fair Market Value on the date of grant;

(iii)
absent such approval, would violate the rules or regulations of the New York Stock Exchange, any other securities exchange or the Financial Industry Regulatory Authority, Inc., that are applicable to the Company; or

(iv)	absent such approval, would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

The board of directors shall be entitled to delegate to the Committee the power to amend such terms of the Plan and for such purposes as the board of directors shall from time to time determine.

(b)           Waivers.  The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively; provided that such waiver does not have the effect of amending an Award in a manner that would not be permitted by the Plan.

(c)           Limitations on Amendments.  Neither the Committee nor the Company may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof, except as otherwise provided herein or in the Award Agreement.  Notwithstanding the foregoing, an Award Agreement may be amended without such consent to incorporate the policy described in Section 6(h)(ii), or as the Committee determines to be necessary or appropriate to cause the Award to comply with Section 409A of the Code or any other applicable law; provided that notice shall be provided to the Participant, holder or beneficiary of any such amendment.

(d)           Correction of Defects, Omissions and Inconsistencies.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 9.         Income Tax Withholding.

In order to comply with all applicable federal or state income tax laws or regulations, the Committee may establish such policy or policies as it deems appropriate with respect to such laws and regulations, including without limitation the establishment of policies to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the payment or transfer otherwise to be made upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares or other property other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be on or before the date that the amount of tax to be withheld is determined.

SECTION 10.       General Provisions.

(a)           No Rights to Awards.  No Eligible Person, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)           Award Agreements.  No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly approved on behalf of the Company and, if requested by the Company, accepted by the Participant.

(c)           No Limit on Other Compensation Arrangements.  Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(d)           No Right to Employment.  The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or the Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(e)           Governing Law.  The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the laws of the State of Minnesota.

(f)            Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to the Plan or such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(g)           No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(h)           No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(i)            Headings.  Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(j)            Other Benefits.  No compensation or benefit Awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation under any compensation-based retirement, disability, or similar Plan of the Company unless required by law or otherwise provided by such other Plan.

SECTION 11.      Effective Date Of The Plan.

The Plan shall be effective on the date on which it is approved by the shareholders of the Company.

SECTION 12.      Term Of The Plan.

Unless the Plan shall have been discontinued or terminated as provided in Section 8(a), the Plan shall terminate on December 31, 2022.  No Award shall be granted after the termination of the Plan.  However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the termination of the Plan, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the board of directors of the Company to amend the Plan, shall extend beyond the termination of the Plan.  Notwithstanding the foregoing, no Performance Awards (other than Performance Awards described in Section 6(d)(vii)) may be granted after the first shareholder’s meeting to be held in 2017 unless the shareholders have reapproved the terms of the Plan applicable to Performance Awards.

ANNEX I

DELUXE CORPORATION
NON-EMPLOYEE DIRECTOR STOCK AND DEFERRAL PLAN
(“PLAN”)

1.            Purpose of the Plan. The purpose of the Deluxe Corporation Non-Employee Director Stock and Deferral Plan (the “Plan”) is to provide an opportunity for non-employee members of the Board of Directors (the “Board”) of Deluxe Corporation (“Deluxe” or the “Company”) to increase their ownership of Deluxe Common Stock, $1.00 par value (“Common Stock”), and thereby align their interest in the long-term success of the Company with that of the other shareholders. This will be accomplished by allowing each participating director to elect voluntarily to receive all or a portion of his or her Fees (as hereinafter defined) in the form of shares of Common Stock and to allow each of them to defer the receipt of such shares until a later date pursuant to elections made by him or her under this Plan.

2.            Eligibility. Directors of the Company who are not also officers or other employees of the Company or its subsidiaries are eligible to participate in this Plan (“Eligible Directors”).

3.            Administration. This Plan will be administered by or under the direction of the Secretary of the Company (the “Administrator”). Since the issuance of shares of Common Stock pursuant to this Plan is based on elections made by Eligible Directors, the Administrator’s duties under this Plan will be limited to matters of interpretation and administrative oversight. All questions of interpretation of this Plan will be determined by the Administrator, and each determination, interpretation or other action that the Administrator makes or takes pursuant to the provisions of this Plan will be conclusive and binding for all purposes and on all persons. The Administrator will not be liable for any action or determination made in good faith with respect to this Plan.

4.            Election to Receive Stock and Stock Issuance.

4.1.         Election to Receive Stock in Lieu of Cash. On forms provided by the Company and approved by the Administrator, each Eligible Director may irrevocably elect (“Stock Election”) to receive, in lieu of cash, shares of Common Stock having a Fair Market Value, as defined in Section 4.6, equal to any specified percentage of the cash compensation payable to that director for services rendered as a director (including all Board and committee retainers, meeting fees and extraordinary service fees, the “Fees”). All Eligible Directors who have made such a Stock Election to receive shares of Common Stock with respect to any specified percentage of such Fees shall be deemed to be a participating director under this Plan (“Participating Director”) to at least such extent. To be effective, any Stock Election must be filed with the Company (the date of such filing being the date of such election) no later than December 31 of the year preceding the year to which such Stock Election shall apply and shall apply only with respect to services as a director provided for the period of January 1 through December 31 of the following year (“Plan Year”); provided, however, that an Eligible Director whose initial election to the Board of Directors occurs during the Plan Year, shall have 30 days following such election to make a Stock Election, which shall apply only with respect to services as a director provided following the filing of such Stock Election with the Company during the then current Plan Year, as specified in the Stock Election. Any Stock Election made in accordance with the provisions of this Section 4.1 shall be irrevocable for the period to which such election applies.

4.2.         Issuance of Stock in Lieu of Cash. Shares of Deluxe Common Stock having a Fair Market Value equal to the amount of the Fees so elected shall (i) be issued to each Participating Director or (ii) at the Participating Director’s election pursuant to Section 4.3, be credited to such director’s account (a “Deferred Stock Account”), on March 15, June 15, September 15 and December 15 for the calendar quarter ending on the last day of each such month (each such payment date, a “Payment Date”). The Company shall not issue fractional shares. Whenever, under the terms of this Plan, a fractional share would be required to be issued, the Company will round the number of shares (up or down) to the nearest integer. In the event that a Participating Director elects to receive less than 100% of each quarterly installment of the Fees in shares of Common Stock (or Stock Units as defined and provided in Section 4.4), that Participating Director shall receive the balance of the quarterly installment in cash.

4.3.         Manner of Making Deferral Election. A Participating Director may elect to defer payment of the Fees otherwise payable in shares of Common Stock pursuant to this Plan by filing (the date of such filing being the date of such election), no later than December 31 of each year with respect to payments in the ensuing Plan Year, an irrevocable election with the Administrator on a form (the “Deferral Election Form”) provided by the Administrator for that purpose (“Deferral Election”); provided, however, that an Eligible Director whose initial election to the Board of Directors occurs during the Plan Year, shall have 30 days following such election to make a Deferral Election, which shall apply only with respect to services as a director provided following the filing of such Deferral Election with the Company during the then current Plan Year, as specified in the Deferral Election.  Any portion of the Fees to be paid in cash may not be deferred pursuant to the Plan. Failure to timely file a Deferral Election shall conclusively be deemed to mean that no election to defer has been made for the applicable period. The Deferral Election shall be effective for the Fees payable (i) during the ensuing Plan Year with respect to elections made on or before December 31 of each year as aforesaid and (ii) for the portion of the Plan Year after the date the Deferral Election is made or the ensuing Plan Year as specified in the Deferral Election with respect to Deferral Elections made by new directors. Any Deferral Election made in accordance with the provisions of this Section shall be irrevocable for the period to which such election applies. The Deferral Election form shall specify the amount to be deferred expressed as a percentage of the Participating Director’s Fees or, if permitted by the Administrator, as a dollar amount.

4.4.         Credits to Deferred Stock Account for Elective Deferrals. On each Payment Date, a Participating Director who has made a then effective Deferral Election shall receive a credit in the form of restricted stock units (“Stock Units”) to his or her Deferred Stock Account. Each Stock Unit shall represent the right to receive one share of Common Stock. The number of Stock Units credited to a Participating Director’s Deferred Stock Account shall be determined by dividing an amount equal to the Participating Director’s Fees payable on the Payment Date for the current calendar quarter and specified for deferral pursuant to Section 4.3, by the Fair Market Value of a share of Common Stock on such Payment Date. If that computation would result in a fractional Stock Unit being credited to a Participating Director’s Deferred Stock Account, the Company will round the number of Stock Units so credited (up or down) to the nearest integer.

4.5.         Dividend Equivalent Payments. Each time a dividend is paid on the Common Stock, the Participating Director who has a Deferred Stock Account shall receive a dividend equivalent payment on the dividend payment date equal to the amount of the dividend payable on a single share of Common Stock multiplied by the number of Stock Units credited to the Participating Director’s Deferred Stock Account on the dividend record date.

4.6.         Fair Market Value. The Fair Market Value of each share of Common Stock shall be equal to the closing price of one share of Common Stock on the New York Stock Exchange (“NYSE”) on the relevant date as reported by the Wall Street Journal, Midwest Edition (or, if such publication is no longer available, such other authoritative source as may be designated by the Committee); provided that if, on such date, the NYSE is not open for business or there are no shares of Common Stock traded on such date, the Fair Market Value of a share of Common Stock shall be equal to the closing price of one share of Common Stock on the first day preceding such date on which the NYSE is open for business and has reported trades in the Common Stock.

4.7.         Separation from Service as a Director. If a Participating Director leaves the Board before the conclusion of any quarter of a Fiscal Year, he or she will be paid the quarterly installment of the Fees entirely in cash or Common Stock on the applicable Payment Date in accordance with such Participating Director’s then effective Stock Election or an amount shall be deferred in accordance with a Deferral Election on file with the Company. The date of separation of a Participating Director’s service as a director of the Company will be deemed to be the date of separation from service recorded on the personnel or other records of the Company; provided that there is no understanding or expectation that the Participating Director will continue or resume providing services for the Company, or any entity that would be aggregated with the Company pursuant to Section 414(b) or (c) of the Internal Revenue Code (determined without reducing the 80% ownership requirement to 50%).

5.            Relationship of Plan to Long-Term Incentive Plan. This Plan constitutes part of the Deluxe Corporation 2012 Long-Term Incentive Plan, as amended from time to time (the “LTIP”), and is subject to the terms and conditions of the LTIP. Any shares of Common Stock issued under this Plan (including additional shares issued pursuant to the following sentence) shall be issued pursuant to the terms and conditions of the LTIP, and any such shares so issued shall be subject to the limits set forth in the LTIP, including, without limiting the generality of the foregoing, the limits contained in Section 4(a) of the LTIP.  The Committee may determine in accordance with Section 7(a) of the LTIP that any Eligible Director who makes a Stock Election shall also receive an additional Award of Restricted Stock or Restricted Stock Units pursuant to the LTIP, and the terms and conditions of such Awards, including without limitation the number of shares of Restricted Stock or Restricted Stock Units, the terms upon which such Awards shall vest and the extent to which Dividend Equivalents will be paid with respect to such Awards, shall be determined in accordance with the LTIP.  All capitalized terms used in the preceding sentence and not defined in this Plan shall have the meaning set forth in the LTIP.

6.            Deferral Payment.

6.1.         Deferral Payment Election. At the time of making the Deferral Election and as a part thereof, each Participating Director shall make and file with the Company, a deferral payment election on the Deferral Election Form specifying one of the payment options described in Section 6.2. If a Participating Director fails to make a deferral payment election at the time any Deferral Election is made in accordance with this Plan, the Participating Director shall conclusively be deemed to have elected to receive the Common Stock represented by the Stock Units earned during the period covered by the Deferral Election in a lump sum payment at the time of the Participating Director’s separation from service on the Board as provided in Section 6.2. Except as otherwise provided in Section 6.2, the deferral payment election shall be irrevocable as to all amounts credited to the Participating Director’s Deferred Stock Account during the period covered by the relevant Deferral Election.

6.2.         Payment of Deferred Stock Accounts in a Lump Sum. Except as otherwise provided in Section 12 with respect to a Change of Control, Stock Units credited to a Participating Director’s Deferred Stock Account shall be converted to an equal number of shares of Common Stock and issued in full to the Participating Director on the earlier of the tenth anniversary of February 1 of the year following the Participating Director’s separation from service on the Board (or the first business day thereafter) or such other date as elected by the Participating Director by making a deferral payment election in accordance with the provisions of Section 6.1. All payments shall be made in whole shares of Common Stock (rounded as necessary to the nearest integer). A Participating Director may change the date upon which he has elected to have his Deferred Stock Account distributed by filing a new deferral payment election, provided that such new deferral payment election is received by the Administrator at least one year prior to the Participating Director’s separation from service (and, if the separation from service occurs within one year after the new deferral payment election is filed, it shall be null and void), the new payment date is not less than five years later than the original payment date, and the change meets any other requirements imposed by the Administrator in order to comply with Section 409A of the Internal Revenue Code.

6.3.         Payment to Estate. In the event that a Participating Director shall die before full distribution of his or her Deferred Stock Account, any shares that issue therefrom shall be issued to such Director’s estate or beneficiaries, as the case may be, as soon as practical, but not more than 90 days, after the date of the Participating Director’s death.

7.            Holding Period. All shares of Common Stock issued under this Plan, including shares that are issued as a result of distributions of a Participating Director’s Deferred Stock Account, shall be held by the Participating Director receiving such shares for a minimum period of six months from the date of issuance or such longer period as may be required for compliance with Rule 16b-3, as amended or any successor rule (“Rule 16b-3”), promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Administrator may, in his or her discretion, (a) reduce the six month holding period requirement, or eliminate the requirement entirely, if the Administrator determines that such action is consistent with the requirements of Rule 16b-3, or (b) require that shares of Common Stock issued pursuant to this Plan contain a suitable legend restricting trading in such shares during such holding period.

8.            Limitation on Rights of Eligible and Participating Directors.

8.1.         Service as a Director. Nothing in this Plan will interfere with or limit in any way the right of the Company’s Board or its shareholders not to nominate for re-election, elect or remove an Eligible or Participating Director from the Board. Neither this Plan nor any action taken pursuant to it will constitute or be evidence of any agreement or understanding, express or implied, that the Company or its Board or shareholders have retained or will retain an Eligible or Participating Director for any period of time or at any particular rate of compensation.

8.2.         Nonexclusivity of the Plan. Nothing contained in this Plan is intended to affect, modify or rescind any of the Company’s existing compensation plans or programs or to create any limitations on the power of the Company’s officers or Board to modify or adopt compensation arrangements as they or it may from time to time deem necessary or desirable.

9.            Plan Amendment, Modification and Termination. The Board may suspend or terminate this Plan at any time. The Board may amend this Plan from time to time in such respects as the Board may deem advisable in order that this Plan will conform to any change in applicable laws or regulations or in any other respect that the Board may deem to be in the Company’s best interests; provided, however, that no amendments to this Plan will be effective without approval of the Company’s shareholders, if shareholder approval of the amendment is then required to exempt issuance or crediting of shares of Common Stock or Stock Units from Section 16 of the Exchange Act under Rule 16b-3, or pursuant to the rules of the New York Stock Exchange.  The amendment or termination of the Plan shall not affect Deferral Elections made for the Plan Year in which the amendment or termination occurs, and all Deferred Stock Accounts shall continue to be held and distributed in accordance with existing Deferral Elections, unless the Board, in connection with a Plan termination, also amends the Plan to provide for the distribution of all Deferred Stock Accounts to the extent permitted by Section 409A of the Internal Revenue Code.

10.          Effective Date and Duration of the Plan. This Plan shall become effective on the date on which the LTIP is approved by the shareholders of the Company and shall continue, unless terminated by action of the Board, until the expiration or termination of the LTIP, provided that the expiration or termination of this Plan shall not affect any rights of Participating Directors with respect to their Deferral Accounts which shall continue to be governed by the provisions of this Plan until the final distribution of all Deferral Accounts established under this Plan.

11.          Participants are General Creditors of the Company. The Participating Directors and beneficiaries thereof shall be general, unsecured creditors of the Company with respect to any payments to be made pursuant to this Plan and shall not have any preferred interest by way of trust, escrow, lien or otherwise in any specific assets of the Company. If the Company shall, in fact, elect to set aside monies or other assets to meet its obligations hereunder (there being no obligation to do so), whether in a grantor’s trust or otherwise, the same shall, nevertheless, be regarded as a part of the general assets of the Company subject to the claims of its general creditors, and neither any Participating Director nor any beneficiary thereof shall have a legal, beneficial or security interest therein.

12.          Change of Control. A “Change of Control” shall be deemed to have occurred upon the completion of any transaction or series of transactions that results in a “change in control event” as defined in Section 409A of the Internal Revenue Code and the regulations thereunder.  In the event of the occurrence of a Change of Control, then, notwithstanding any contrary deferral payment election, the Stock Units credited to a Participating Director’s Deferred Stock Account as of the business day immediately prior to the effective date of the Change of Control shall be converted to an equal number of shares of Common Stock (rounded as necessary to the nearest integer), or, if as a result of the Change of Control Common Stock is converted into stock or securities of another entity, or other property (including cash), then the Stock Units shall be converted into the number of shares, or amount of property, into which such number of whole shares of Common Stock would be converted.  Such whole number of shares of Common Stock shall be issued, or such other securities or property shall be distributed, to the Participating Director as soon as practical, but not more than 90 days, following the effective date of the Change of Control.

13.          Miscellaneous.

13.1.       Securities Law and Other Restrictions. Notwithstanding any other provision of this Plan or any Stock Election or Deferral Election delivered pursuant to this Plan, the Company will not be required to issue any shares of Common Stock under this Plan and a Participating Director may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to this Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) and any applicable state securities laws or an exemption from such registration under the Securities Act and applicable state securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body that the Administrator, in his or her sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company, in order to comply with such securities law or other restriction.

13.2        Section 409A.  The Plan shall be administered in accordance with Section 409A of the Internal Revenue Code, and the regulations promulgated thereunder.  Without limiting the generality of the foregoing, in no event shall the Committee permit any change to the time or form of payment of any portion of a Participating Director’s Deferred Stock Account (including the payment of any dividend equivalents) unless the Committee determines that such change is permitted by Section 409A.

13.3.       Governing Law. The validity, construction, interpretation, administration and effect of this Plan and any rules, regulations and actions relating to this Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota.

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 02, 2012

Meeting Information
DELUXE CORPORATION	Meeting Type: Annual Meeting
For holders as of: March 05, 2012
Date: May 02, 2012 Time: 2:00 PM CDT
	Location:	3680 Victoria Street North
Shoreview, Minnesota 55126

DELUXE CORPORATION 3680 VICTORIA STREET NORTH SHOREVIEW, MINNESOTA 55126
You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

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Voting items
The Board of Directors recommends you vote
FOR the following:

1.	Election of Directors
Nominees
01	Ronald C. Baldwin	02	Charles A. Haggerty	03	Don J. McGrath	04	C.E. Mayberry McKissack	05	Neil J. Metviner
06	Stephen P. Nachtsheim	07	Mary Ann O’Dwyer	08	Martyn R. Redgrave	09	Lee J. Schram

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5:

2.
RESOLVED, that the shareholders approve, on an advisory basis, the compensation of Deluxe's Named Executive Officers, as described in the Compensation Discussion and Analysis section, the compensation tables and the narrative disclosures that accompany the compensation tables set forth in the proxy statement.

3.
To consider and act upon a proposal to approve the Deluxe Corporation 2012 Annual Incentive Plan so that Deluxe can treat payments under this plan as tax-deductible performance-based compensation for U.S. federal income tax purposes.

4.	To consider and act upon a proposal to approve the Deluxe Corporation 2012 Long-Term Incentive Plan.

5.	Ratification of the appointment of PricewaterhouseCoopers LLP as Deluxe Corporation's independent registered public accounting firm for the year ending December 31, 2012.

NOTE: Take action on any other business that may properly come before the meeting and any adjournment thereof.

DELUXE CORPORATION 3680 VICTORIA STREET NORTH SHOREVIEW, MINNESOTA 55126	VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors Nominees

01	Ronald C. Baldwin	02	Charles A. Haggerty	03	Don J. McGrath	04	C.E. Mayberry McKissack	05	Neil J. Metviner
06	Stephen P. Nachtsheim	07	Mary Ann O’Dwyer	08	Martyn R. Redgrave	09	Lee J. Schram

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5:		For	Against	Abstain

2.
RESOLVED, that the shareholders approve, on an advisory basis, the compensation of Deluxe's Named Executive Officers, as described in the Compensation Discussion and Analysis section, the compensation tables and the narrative disclosures that accompany the compensation tables set forth in the proxy statement.
		☐	☐	☐

3.
To consider and act upon a proposal to approve the Deluxe Corporation 2012 Annual Incentive Plan so that Deluxe can treat payments under this plan as tax-deductible performance-based compensation for U.S. federal income tax purposes.
		☐	☐	☐

4.	To consider and act upon a proposal to approve the Deluxe Corporation 2012 Long-Term Incentive Plan.	☐	☐	☐

5.	Ratification of the appointment of PricewaterhouseCoopers LLP as Deluxe Corporation's independent registered public accounting firm for the year ending December 31, 2012.	☐	☐	☐

NOTE: Take action on any other business that may properly come before the meeting and any adjournment thereof.

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com.

DELUXE CORPORATION

This proxy is solicited by the Board of Directors

The undersigned appoints Stephen P. Nachtsheim, Lee J. Schram and Anthony C. Scarfone as proxies (the "Named Proxies"), each with the power to act alone and to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the other side of this proxy card, all shares of common stock of Deluxe Corporation held of record by the undersigned on March 5, 2012, at the annual meeting of shareholders to be held on May 2, 2012, and at any adjournment thereof.

This proxy, when properly executed, will be voted as designated on the other side. If no choice is specified, this proxy will be voted "FOR" the nominees and proposals set forth in Items 1, 2, 3, 4 and 5. Also, by signing this proxy, you revoke all prior proxies and authorize the above Named Proxies to vote in their discretion upon such other business as may properly come before the meeting. Deluxe Corporation anticipates that no other business will be conducted at the meeting. The undersigned hereby acknowledges receipt of the proxy statement for the annual meeting of shareholders.

Continued and to be signed on reverse side